Filed pursuant to Rule 497

Registration Statement No. 333-232124

PROSPECTUS SUPPLEMENT

(To Prospectus Dated July 24, 2019)

Up to $50,000,000 Aggregate Liquidation Preference

6.375% Series E Cumulative Term Preferred Stock

We are an externally managed, closed-end, non-diversified management investment company that has elected to be treated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). For federal income tax purposes, we have elected to be treated as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). Generally, our investment objectives are to: (i) achieve and grow current income by investing in debt securities of established businesses that we believe will provide stable earnings and cash flow to pay expenses, make principal and interest payments on our outstanding indebtedness and make distributions to stockholders that grow over time; and (ii) provide our stockholders with long-term capital appreciation in the value of our assets by investing in equity securities, generally in combination with the aforementioned debt securities, of established businesses that we believe can grow over time to permit us to sell our equity investments for capital gains.

We entered into separate sales agreements, each dated May 21, 2020 (each a “Sales Agreement” and collectively the “Sales Agreements”) with Wedbush Securities Inc. and Virtu Americas LLC (each a “Sales Agent” and collectively the “Sales Agents”), relating to the shares of our 6.375% Series E Cumulative Term Preferred Stock, par value $0.001 per share (“Series E Term Preferred Stock”), offered pursuant to this prospectus supplement and the accompanying prospectus. The Sales Agreements provide that we may offer and sell up to $50,000,000 aggregate liquidation preference of our Series E Term Preferred Stock from time to time through the Sales Agents or directly to the Sales Agents, acting as principals. Subject to the terms of the Sales Agreements, the Sales Agents are not required to sell any specific number or dollar amount of securities but will act as our sales agents using commercially reasonable efforts consistent with their normal trading and sales practices, on mutually agreed terms between the Sales Agents and us.

The Sales Agents will be entitled to compensation under the terms of the Sales Agreements at a commission of up to 2.0% of the gross sales price per share of Series E Term Preferred Stock sold pursuant to the Sales Agreements. In connection with the sale of our Series E Term Preferred Stock on our behalf, the Sales Agents will be deemed to be “underwriters” within the meaning of the Securities Act of 1933, as amended (the “Securities Act”), and the compensation of the Sales Agents will be deemed to be underwriting commissions or discounts. We have also agreed to provide indemnification and contribution to the Sales Agents against certain civil liabilities, including liabilities under the Securities Act.

Sales of our Series E Term Preferred Stock, if any, under this prospectus supplement and the accompanying prospectus may be made by transactions that are deemed to be part of an “at the market offering” as defined in Rule 415(a)(4) promulgated under the Securities Act, by means of ordinary brokers’ transactions that qualify for delivery of a prospectus to the Nasdaq Global Select Market (“Nasdaq”), in accordance with Rule 153 under the Securities Act, or such other sales as may be agreed by us and the Sales Agents, at market prices prevailing at the time of sale, at prices related to prevailing market prices or at negotiated prices. Under the terms of the Sales Agreement, we also may sell shares to a Sales Agent as a principal for its own account at a price agreed upon at the time of sale. The offering of shares of Series E Term Preferred Stock pursuant to the Sales Agreements will terminate upon the earlier of (1) the sale of shares of Series E Term Preferred Stock having an aggregate liquidation preference of $50,000,000, (2) the termination of the Sales Agreements by us or the Sales Agents, or (3) the date six years from the date of the Sales Agreements. See “Plan of Distribution” beginning on page S-14 of this prospectus supplement.

Our Series E Term Preferred Stock is traded on Nasdaq under the symbol “GAINL.” On May 20, 2020 the last reported sale price of our Series E Term Preferred Stock on Nasdaq was $24.43 per share. You are urged to obtain current market quotations of our Series E Term Preferred Stock.

The securities in which we invest generally would be rated below investment grade if they were rated by rating agencies. Below investment grade securities, which are often referred to as “junk,” have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. They may also be difficult to value and are illiquid.

Investing in shares of our Series E Term Preferred Stock involves a high degree of risk. Before investing, you should read the material risks described in the “Risk Factors” section beginning on page S-8 of this prospectus supplement, beginning on page 4 of the accompanying prospectus and in any reports and information that we file from time to time with the Securities and Exchange Commission (the “SEC”) that are incorporated by reference into this prospectus supplement or the accompanying prospectus.

This prospectus supplement, the accompanying prospectus, any free writing prospectus and any documents incorporated by reference into any of the foregoing contain important information you should know before investing in our Series E Term Preferred Stock, including information about risks. Please read these documents before you invest and retain them for future reference. Additional information about us, including our annual, quarterly and current reports, has been filed with the SEC, and can be accessed at its website at www.sec.gov. This information is also available free of charge by calling us collect at (703) 287-5893 or on the investor relations section of our corporate website located at www.gladstoneinvestment.com, which, except for the documents incorporated by reference into this prospectus supplement and the accompanying prospectus, is not part of this prospectus supplement nor the accompanying prospectus. You may also call us collect at this number to request other information or to make a shareholder inquiry. See “Where You Can Find More Information” on page S-26 of this prospectus supplement. The SEC has not approved or disapproved these securities or passed upon the adequacy of this prospectus supplement or the accompanying prospectus. Any representation to the contrary is a criminal offense.

Wedbush Securities

The date of this prospectus supplement is May 21, 2020

ABOUT THIS PROSPECTUS SUPPLEMENT

This document is presented in two parts. The first part is comprised of this prospectus supplement, which describes the specific terms of this Series E Term Preferred Stock at-the-market offering, the terms of the Series E Term Preferred Stock and certain other matters relating to us. The second part, the accompanying prospectus, provides more general information, some of which does not apply to this offering, regarding securities that we may offer from time to time. To the extent that the information contained in this prospectus supplement differs or varies from the information contained in the accompanying prospectus, the information in this prospectus supplement will supersede such information.

This prospectus supplement is part of a registration statement on Form N-2 (Registration No. 333-232124) that we have filed with the SEC relating to the securities offered hereby. This prospectus supplement does not contain all of the information that we have included or incorporated by reference in the registration statement and the accompanying exhibits and schedules thereto in accordance with the rules and regulations of the SEC, and we refer you to such omitted information. It is important for you to read and consider all of the information contained in this prospectus supplement and the accompanying prospectus before making your investment decision. You should also read and consider the additional information incorporated by reference into this prospectus supplement and the accompanying prospectus. See “Where You Can Find More Information” in this prospectus supplement.

The distribution of this prospectus supplement and the accompanying prospectus and this offering of the securities may be restricted by law in certain jurisdictions. This prospectus supplement and the accompanying prospectus are not an offer to sell or a solicitation of an offer to buy shares of our Series E Term Preferred Stock in any jurisdiction where such offer or any sale would be unlawful. Persons who come into possession of this prospectus supplement and the accompanying prospectus should inform themselves of and observe any such restrictions.

You should rely only on the information contained in this prospectus supplement, the accompanying prospectus, any free writing prospectus and the documents incorporated by reference in this prospectus supplement and the accompanying prospectus in making an investment decision. We have not, and the Sales Agents have not, authorized any other person to provide you with information that is different or additional. If anyone provides you with different or additional information, you should not rely on it. We do not, and the Sales Agents and their affiliates do not, take any responsibility for, and can provide no assurances as to, the reliability of any information that others may provide to you. You should not assume that the information in this prospectus supplement, the accompanying prospectus, any free writing prospectus or any document incorporated by reference in this prospectus supplement or the accompanying prospectus is accurate as of any date other than their respective dates, regardless of the time of delivery of this prospectus supplement, the accompanying prospectus, any free writing prospectus or any sales of our Series E Term Preferred Stock. Our business, financial condition, liquidity, results of operations, funds from operations and prospects may have changed since those dates. To the extent required by law, we will amend or supplement the information contained or incorporated by reference in this prospectus supplement and the accompanying prospectus.

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PROSPECTUS SUPPLEMENT SUMMARY

The following summary highlights some of the information contained elsewhere or incorporated by reference in this prospectus supplement and the accompanying prospectus. It is not complete and may not contain all the information that you may want to consider. You should review the Certificate of Designation of 6.375% Series E Cumulative Term Preferred Stock of Gladstone Investment Corporation (the “Certificate of Designation”), which is filed as an exhibit to the registration statement of which this prospectus supplement forms a part and the more detailed information contained elsewhere in this prospectus supplement, in the accompanying prospectus and in the documents incorporated by reference into this prospectus supplement and the accompanying prospectus prior to making an investment in our Series E Term Preferred Stock, and especially the information set forth under the heading “Risk Factors” in this prospectus supplement, the accompanying prospectus and any document incorporated by reference into this prospectus supplement or the accompanying prospectus.

In this prospectus supplement and the accompanying prospectus, except where the context suggests otherwise, the “Company,” “Gladstone Investment,” “GAIN,” “we,” “us” or “our” refer to Gladstone Investment Corporation; and “Adviser” refers to Gladstone Management Corporation and “Administrator” refers to Gladstone Administration, LLC.

Gladstone Investment Corporation

We were incorporated under the General Corporation Law of the State of Delaware on February 18, 2005. On June 22, 2005, we completed our initial public offering and commenced operations. We operate as an externally managed, closed-end, non-diversified management investment company and have elected to be treated as a BDC under the 1940 Act. For U.S. federal income tax purposes, we have elected to be treated as a RIC under Subchapter M of the Code. To continue to qualify as a RIC for U.S. federal income tax purposes and obtain favorable RIC tax treatment, we must meet certain requirements, including certain minimum distribution requirements. From our initial public offering in 2005 and through March 31, 2020, we made 177 consecutive monthly distributions to common stockholders.

Shares of our common stock are traded on Nasdaq under the symbol “GAIN.” As of May 20, 2020, the last reported sales price of our common stock was $10.58, and the net asset value per share of our common stock on March 31, 2020 (the last date prior to the date of this prospectus supplement as of which we determined our net asset value per share) was $11.17. Our 6.25% Series D Cumulative Term Preferred Stock (“Series D Term Preferred Stock”) trades on Nasdaq under the symbol “GAINM.” As of May 20, 2020, the last reported sales price of our Series D Term Preferred Stock was $24.63.

Investment Adviser and Administrator

We are externally managed by the Adviser, an affiliate of ours and an SEC registered investment adviser, pursuant to an investment advisory and management agreement (the “Advisory Agreement”). We have also entered into an administration agreement (the “Administration Agreement”) with the Administrator, an affiliate of ours and the Adviser. Each of the Adviser and the Administrator are privately-held companies that are indirectly owned and controlled by David Gladstone, our chairman and chief executive officer. Mr. Gladstone and Terry Lee Brubaker, our vice chairman and chief operating officer, also serve on the board of directors of the Adviser, the board of managers of the Administrator, and as executive officers of the Adviser and the Administrator. The Administrator employs, among others, our chief financial officer and treasurer, chief valuation officer, chief compliance officer, general counsel and secretary (who also serves as the president, general counsel and secretary of the Administrator) and their respective staffs. The Adviser and Administrator have extensive experience in our lines of business and also provide investment advisory and administrative services, respectively, to our affiliates, including: Gladstone Commercial Corporation (“Gladstone Commercial”), a publicly-traded real estate investment trust; Gladstone Capital Corporation (“Gladstone Capital”), a publicly-traded BDC and RIC; and Gladstone Land Corporation, a publicly-traded real estate investment trust (together with “Gladstone Commercial” and “Gladstone Capital,” collectively the “Affiliated Public Funds”). In the future, the Adviser and Administrator may provide investment advisory and administrative services, respectively, to other funds and companies, both public and private.

The Adviser was organized as a corporation under the laws of the State of Delaware on July 2, 2002 and is a registered investment adviser under the Investment Advisers Act of 1940, as amended. The Administrator was organized as a limited liability company under the laws of the State of Delaware on March 18, 2005. The Adviser and Administrator are headquartered in McLean, Virginia, a suburb of Washington, D.C. The Adviser also has offices in several other states.

Investment Objectives and Strategy

We were established for the purpose of investing in debt and equity securities of established private businesses operating in the U.S. Our investment objectives are to: (i) achieve and grow current income by investing in debt securities of established businesses that we believe will provide stable earnings and cash flow to pay expenses, make principal and interest payments on our outstanding indebtedness and make distributions to stockholders that grow over time; and (ii) provide our stockholders with long-term capital appreciation in the value of our assets by investing in equity securities of established businesses, generally in combination with the aforementioned debt securities, that we believe can grow over time to permit us to sell our equity investments for capital gains. To achieve our investment objectives, our investment strategy is to invest in several categories of debt and equity securities, with individual investments generally totaling up to $30 million, although investment size may vary, depending upon our total assets or available capital at the time of investment. We expect that our investment portfolio over time will consist of approximately 75% in debt securities and 25% in equity securities, at cost. As of March 31, 2020, our investment portfolio was made up of 74.4% in debt securities and 25.6% in equity securities, at cost.

We focus on investing in lower middle market private businesses (which we generally define as private companies with annual earnings before interest, taxes, depreciation and amortization of $3 million to $20 million) in the U.S. that meet certain criteria, including, the following: the sustainability of the business’ free cash flow and its ability to grow it over time, adequate assets for loan collateral, experienced management teams with a significant ownership interest in the portfolio company, reasonable capitalization of the portfolio company, including an ample equity contribution or cushion based on prevailing enterprise valuation multiples, and the potential to realize appreciation and gain liquidity in our equity position, if any. We anticipate that liquidity in our equity position will be achieved through a merger, acquisition, or recapitalization of the portfolio company, a public offering of the portfolio company’s stock or, to a lesser extent, by exercising our right to require the portfolio company to repurchase our warrants, as applicable, though there can be no assurance that we will always have these rights. We invest in portfolio companies that need funds for growth capital, to finance acquisitions, including management buyouts, recapitalize or, to a lesser extent, refinance their existing debt facilities. We seek to avoid investing in high-risk, early-stage enterprises.

We invest by ourselves or jointly with other funds and/or management of the portfolio company, depending on the opportunity. In July 2012, the SEC granted us an exemptive order (the “Co-Investment Order”) that expanded our ability to co-invest, under certain circumstances, with certain of our affiliates, including Gladstone Capital and any future business development company or closed-end management investment company that is advised (or sub-advised if it controls the fund) by the Adviser, or any combination of the foregoing, subject to the conditions in the Co-Investment Order. Since 2012, we have opportunistically made several co-investments with Gladstone Capital pursuant to the Co-Investment Order. We believe the Co-Investment Order has enhanced and will continue to enhance our ability to further our investment objectives and strategies. If we are participating in an investment with one or more co-investors, whether or not an affiliate of ours, our investment is likely to be smaller than if we were investing alone.

In general, our investments in debt securities have a term of five years, accrue interest at variable rates (based on the one-month London Interbank Offered Rate) and, to a lesser extent, at fixed rates. As of March 31, 2020, our loan portfolio consisted of 97.5% variable rate loans with floors and 2.5% fixed rate loans based on the total principal balance of all outstanding debt investments. We seek debt instruments that pay interest monthly or, at a minimum, quarterly, and which may include a yield enhancement such as a success fee or, to a lesser extent, deferred interest provision and are primarily interest only, with all principal and any accrued but unpaid interest due at maturity. Generally, success fees accrue at a set rate and are contractually due upon a change of control of the portfolio company. Some debt securities may have deferred interest whereby some portion of the interest payment is added to the principal balance so that the interest is paid, together with the principal, at maturity. This form of deferred interest is often called “paid-in-kind” (“PIK”) interest. As of March 31, 2020, we did not have any securities with a PIK feature.

Typically, our investments in equity securities take the form of common stock, preferred stock, limited liability company interests, or warrants or options to purchase any of the foregoing. Often, these equity investments occur in connection with our original investment, buyouts and recapitalizations of a business, or refinancing existing debt. From our initial public offering in 2005 through March 31, 2020, we made investments in 52 companies, excluding investments in syndicated loans.

We expect that our investment portfolio will continue to primarily include the following three categories of investments in private companies in the U.S.:

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First Lien Secured Debt Securities: We seek to invest a portion of our assets in first lien secured debt securities also known as senior loans, senior term loans, lines of credit and senior notes. Using its assets as collateral, the borrower typically uses first lien secured debt to cover a substantial portion of the funding needs of the business. These debt securities usually take the form of first priority liens on all, or substantially all, of the assets of the business.

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Second Lien Secured Debt Securities: We seek to invest a portion of our assets in second lien secured debt securities, which may also be referred to as subordinated loans, subordinated notes and mezzanine loans. These second lien secured debt securities rank junior to the borrower’s first lien secured debt securities and may be secured by second priority liens on all or a portion of the assets of the business. Additionally, we may receive other yield enhancements in addition to or in lieu of success fees, such as warrants to buy common and preferred stock or limited liability interests, in connection with these second lien secured debt securities.

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Preferred and Common Equity/Equivalents: We seek to invest a portion of our assets in equity securities, which consist of preferred and common equity, limited liability company interests, warrants or options to acquire such securities, and are generally in combination with our debt investment in a business. Additionally, we may receive equity investments derived from restructurings on some of our existing debt investments. In many cases, we will own a significant portion of the equity of the businesses in which we invest.

Because the majority of the loans in our portfolio consist of term debt in private companies that typically cannot or will not expend the resources to have their debt securities rated by a credit rating agency, we expect that most, if not all, of the debt securities we acquire will be unrated. Investors should assume that these loans would be rated below what is considered “investment grade” quality. Investments rated below investment grade are often referred to as high yield securities or junk bonds and may be considered higher risk as compared to investment grade debt instruments.

Recent Developments

COVID-19 Impact

We continue to closely monitor and work with our portfolio companies to navigate the significant challenges created by the COVID-19 pandemic and are focused on ensuring the safety of the Adviser’s and Administrator’s personnel and of the employees of our portfolio companies, while also managing our ongoing business activities. While we are closely monitoring all of our portfolio companies, our portfolio continues to be diverse from a geographic and industry perspective. Through proactive measures and continued diligence, the management teams of our portfolio companies continue to demonstrate their ability to respond effectively and efficiently to the challenges posed by COVID-19 and related orders imposed by state and local governments. We believe we have sufficient levels of liquidity to support our existing portfolio companies, as necessary, and selectively deploy capital in new investment opportunities.

Distributions and Dividends

In April 2020, our Board of Directors declared the following monthly and supplemental cash distributions to common stockholders and monthly dividends to holders of our Series D Term Preferred Stock and Series E Term Preferred Stock:

Record Date	Payment Date	Distribution per Common Share		Dividend per Share of Series D Term Preferred Stock	Dividend per Share of Series E Term Preferred Stock
April 24, 2020	April 30, 2020	$0.07		$0.13020833	$0.13281250
May 19, 2020	May 29, 2020	0.07		0.13020833	0.13281250
June 8, 2020	June 17, 2020	0.09	(A)	—	—
June 19, 2020	June 30, 2020	0.07		0.13020833	0.13281250

Total for the Quarter:		$0.30		$0.39062499	$0.39843750

(A)	Represents a supplemental distribution to common stockholders.

In April 2020, our Board of Directors also declared a deemed distribution of $1.15 per common share to stockholders of record as of March 31, 2020. We incurred $8.0 million, or $0.24 per common share, of U.S. federal income taxes on behalf of common stockholders related to the deemed distribution.

THE OFFERING

Series E Term Preferred Stock offered	Shares with a maximum aggregate liquidation preference of up to $50,000,000.

Series E Term Preferred Stock outstanding prior to this offering	2,990,000 shares.

Plan of Distribution	“At the market offering” that may be made from time to time through the Sales Agents. See “Plan of Distribution” beginning on page S-14 of this prospectus supplement.

On May 21, 2020, we established the at-the-market program to which this prospectus supplement relates and entered into the Sales Agreements with the Sales Agents.

Use of Proceeds	Assuming the offering price per share equals $25 (the liquidation preference per share of Series E Term Preferred Stock), if we sell shares of our Series E Term Preferred Stock with an aggregate liquidation preference of $50.0 million available under the Sales Agreements as of the date of this prospectus supplement, we anticipate that our net proceeds, after deducting the Sales Agents’ maximum commissions and estimated offering expenses payable by us, will be approximately $48.9 million. Shares of the Series E Term Preferred Stock have recently traded at a discount to the liquidation preference per share. If we sell shares of the Series E Term Preferred Stock at a discount to the liquidation preference, net proceeds to us will be less than estimated above. We intend to use the net proceeds from this offering to pay down outstanding debt (which may include borrowings under our revolving credit facility with KeyBank National Association, as administrative agent (the “Credit Facility”)), to make investments in accordance with our investment objectives and strategy and for other general corporate purposes. We may also use a portion of the net proceeds to redeem outstanding shares of the Series D Term Preferred Stock. See “Use of Proceeds” on page S-12 of this prospectus supplement.

Nasdaq symbol	“GAINL”

Liquidation Preference	$25.00 per share, plus accumulated but unpaid dividends, if any. In the event of any liquidation, dissolution or winding up of our affairs, holders of the Series E Term Preferred Stock will be entitled to receive a liquidation distribution equal to $25.00 per share (which we refer to in this prospectus supplement as the Liquidation Preference), plus an amount equal to all accumulated but unpaid dividends and distributions, if any, up to, but excluding, the date fixed for distribution or payment, whether or not earned or declared by us, but excluding interest on any such distribution or payment. See “Description of the Series E Term Preferred Stock—Liquidation Rights.”

Dividends	The Series E Term Preferred Stock pays a monthly dividend at a fixed annual rate of 6.375% of the Liquidation Preference, or $1.5938 per share per year, which we refer to as the Fixed Dividend Rate. The Fixed Dividend Rate is subject to adjustment under certain circumstances, but will not in any case be lower than $1.5938 per share per year.

Cumulative cash dividends or distributions on each share of Series E Term Preferred Stock will be payable monthly, when, as and if declared by our Board of Directors or a duly authorized committee of our Board of Directors out of funds legally available for such payment.

Ranking	The shares of Series E Term Preferred Stock are senior securities that constitute capital stock of the Company.

The Series E Term Preferred Stock ranks:

•	senior to our common stock in priority of payment of dividends and as to the distribution of assets upon dissolution, liquidation or the winding-up of our affairs;

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equal in priority with all other series of our preferred stock, par value $0.001 per share (the “Preferred Stock”), we have issued or may issue in the future as to priority of payment of dividends and as to distributions of assets upon dissolution, liquidation or the winding-up of our affairs; and

•	effectively subordinated to our existing and future indebtedness, including borrowings under the Credit Facility.

We may issue additional shares of Preferred stock, but we may not issue additional classes of capital stock that rank senior to the Series D Term Preferred Stock or Series E Term Preferred Stock as to priority of payment of dividends and as to distribution of assets upon dissolution, liquidation or winding-up of our affairs. We may, however, borrow funds from banks and other lenders so long as the ratio of (1) the value of total assets less total liabilities (other than senior securities representing indebtedness) to (2) the sum of all senior securities representing indebtedness is not less than the minimum amount required by applicable law then in effect (currently 150%).

Mandatory Term Redemption	We are required to redeem all outstanding Series E Term Preferred Stock on August 31, 2025 (the “Mandatory Term Redemption Date”), at a redemption price equal to the Liquidation Preference, plus an amount equal to accumulated but unpaid dividends, if any, on such shares (whether or not earned or declared, but excluding interest on such dividends) to, but excluding, the redemption date. If we fail to redeem the Series E Term Preferred Stock pursuant to the mandatory redemption required on August 31, 2025, or in any other circumstance in which we are required to redeem the Series E Term Preferred Stock, then the Fixed Dividend Rate will increase by three percent (3.00%) for so long as such failure continues. See “Description of the Series E Term Preferred Stock—Redemption—Mandatory Term Redemption.”

Mandatory Redemption for Asset Coverage

If we fail to maintain Asset Coverage (as defined below) of at least the minimum amount required by applicable law in effect as of the time of declaration of dividends on the Series E Term Preferred Stock as required by Sections 18 and 61 of the 1940 Act (which is currently 150%), after deducting the amount of such dividend or as of the time of purchase of our common stock or issuance of any senior security as defined in the 1940 Act that is stock, and such failure is not cured by the close of business on the date that is 90 calendar days following the date of such failure (referred to in this prospectus supplement as an Asset Coverage Cure Date), then we are required to redeem, within 90 calendar days after the Asset Coverage Cure Date, shares of Preferred Stock equal to the lesser of (1) the minimum number of shares of Preferred Stock that will result in our having Asset Coverage as required by Sections 18 and 61 of the 1940 Act (which is 150%), and (2) the maximum number of shares of Preferred Stock that can be redeemed out of funds legally available for such redemption, provided further, that in connection with any such redemption for failure to maintain such Asset Coverage, we may redeem such additional number of shares of Preferred Stock that will result in our having Asset Coverage of up to and including a percentage that is 50% higher than the asset coverage as required by Sections 18 and 61 of the 1940 Act (which is 150%). The Preferred Stock to be redeemed may include, at our sole option, any number or proportion of the Series D Term Preferred Stock,

Series E Term Preferred Stock and other series of Preferred Stock. If shares of Series E Term Preferred Stock are to be redeemed in such an event, they will be redeemed at a redemption price equal to the Liquidation Preference, plus accumulated but unpaid dividends, if any, on such shares (whether or not declared, but excluding interest on accumulated but unpaid dividends, if any) to, but excluding, the date fixed for such redemption. See “Description of the Series E Term Preferred Stock—Redemption—Mandatory Redemption for Asset Coverage.”

“Asset Coverage” for purposes of our Preferred Stock is calculated in accordance with Sections 18 and 61 of the 1940 Act, as in effect on the date of determination, and is determined on the basis of values calculated as of a time within 48 hours (only including business days) preceding each determination. See “Description of the Series E Term Preferred Stock—Asset Coverage.”

Optional Redemption	At any time on or after August 31, 2020, at our sole option, we may redeem the Series E Term Preferred Stock in whole or from time to time, in part, out of funds legally available for such redemption, at the Liquidation Preference, plus an amount equal to accumulated but unpaid dividends, if any, on such shares (whether or not earned or declared, but excluding interest on such dividends) to, but excluding, the date fixed for such redemption. See “Description of the Series E Term Preferred Stock—Redemption—Optional Redemption.”

Change of Control Redemption	If a Change of Control Triggering Event occurs, unless we have exercised our option to redeem the Series E Term Preferred Stock, we will be required to redeem all of the outstanding Series E Term Preferred Stock at the Liquidation Preference, plus an amount equal to accumulated but unpaid dividends, if any, on such shares (whether or not earned or declared, but excluding interest on such dividends) to, but excluding, the date fixed for such redemption. For the definition of Change of Control Triggering Event and additional information concerning the redemption of the Series E Term Preferred Stock in connection with such events, see “Description of the Series E Term Preferred Stock—Redemption—Change of Control.”

Voting Rights	Except as otherwise provided in our Amended and Restated Certificate of Incorporation or as otherwise required by law, (1) each holder of Preferred Stock (including the Series E Term Preferred Stock) is entitled to one vote for each share of Preferred Stock held by such holder on each matter submitted to a vote of our stockholders and (2) the holders of all outstanding Preferred Stock and our common stock vote together as a single class; provided, that holders of Preferred Stock, voting separately as a class, are entitled to elect two of our directors and, if we fail to pay dividends on any outstanding shares of Preferred Stock in an amount equal to two full years of dividends and continuing until such failure is corrected, will be entitled to elect a majority of our directors. Preferred Stock holders also vote separately as a class on any matter that materially and adversely affects any preference, right or power of holders of Preferred Stock. See “Description of the Series E Term Preferred Stock—Voting Rights.”

Conversion Rights	The Series E Term Preferred Stock have no conversion rights.

U.S. Federal Income Taxes	Prospective investors are urged to consult their own tax advisors regarding the tax considerations relevant to holders of the Series E Term Preferred Stock in light of their personal investment circumstances.

We have elected to be treated, and intend to continue to so qualify each year, as a RIC under Subchapter M of the Code, and we generally do not expect to be subject to corporate-level U.S. federal income tax with respect to our ordinary taxable income.

The dividends on the Series E Term Preferred Stock generally will not qualify for the dividends received deduction or for taxation at reduced rates applicable to qualified dividend income.

Risk Factors	Investing in the Series E Term Preferred Stock involves risks. You should carefully consider the information set forth in the sections entitled “Risk Factors” beginning on page S-8 of this prospectus supplement, on page 4 of the accompanying prospectus and in the documents incorporated by reference into this prospectus supplement and the accompanying prospectus before deciding whether to invest in our Series E Term Preferred Stock.

Information Rights	During any period in which we are not subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and any shares of Series E Term Preferred Stock are outstanding, we will provide holders of Series E Term Preferred Stock, without cost, copies of annual reports and quarterly reports substantially similar to the reports on Form 10-K and Form 10-Q that we would have been required to file with the SEC pursuant to Section 13 or 15(d) of the Exchange Act if we were subject to such provisions or, alternatively, we will voluntarily file reports on Form 10-K and Form 10-Q as if we were subject to Section 13 or 15(d) of the Exchange Act.

Redemption and Paying Agent	Under an amendment to our Transfer Agency and Service Agreement with Computershare, Inc. (“Computershare”), which we refer to as the Redemption and Paying Agent in this prospectus supplement, the Redemption and Paying Agent serves as transfer agent and registrar, dividend disbursing agent and redemption and paying agent with respect to the Series E Term Preferred Stock.

RISK FACTORS

You should carefully consider the risks described below and all other information contained in or incorporated by reference into this prospectus supplement and the accompanying prospectus before making a decision to invest in the Series E Term Preferred Stock. The risks and uncertainties described below or incorporated by reference into this prospectus supplement or the accompanying prospectus are not the only ones we face. Additional risks and uncertainties not presently known to us, or not presently deemed material by us, may also impair our operations and performance and the value of the Series E Term Preferred Stock. If any of the following risks or the risks described in the accompanying prospectus or in the documents incorporated by reference into this prospectus supplement actually occur, our business, financial condition or results of operations could be materially adversely affected, and the value of the Series E Term Preferred Stock may be impaired. If that happens, the trading price of the Series E Term Preferred Stock could decline, and you may lose all or part of your investment.

Our management will have broad discretion in the use of the net proceeds from this offering and may allocate the net proceeds from this offering in ways that you and other stockholders may not approve of.

Our management will have broad discretion in the use of the net proceeds, including for any of the purposes described in the section entitled “Use of Proceeds,” and you will not have the opportunity as part of your investment decision to assess whether the net proceeds are being used in ways with which you may not agree or may not otherwise be considered appropriate. Because of the number and variability of factors that will determine our use of the net proceeds from this offering, their ultimate use may vary substantially from their currently intended use. The failure of our management to use these funds effectively could harm our business. Pending their use, we may invest the net proceeds from this offering in short-term, investment grade, interest-bearing securities. These investments may not yield a favorable return to our stockholders.

We may be unable to invest a significant portion of the net proceeds of this offering on acceptable terms.

Delays in investing the net proceeds raised in an offering or from exiting an investment, prepayment of an investment or other capital source may cause our performance to be worse than that of other fully invested BDCs or other lenders or investors pursuing comparable investment strategies. We cannot assure you that we will be able to identify any investments that meet our investment objective or that any investment that we make will produce a positive return. We may be unable to invest the net proceeds from any offering, from exiting an investment, prepayment of an investment or other capital source on acceptable terms within the time period that we anticipate or at all, which could harm our financial condition and operating results.

We are subject to risks related to the general credit crisis and related liquidity risks.

General market uncertainty and extraordinary conditions in the credit markets may impact the liquidity of our investment portfolio. In turn, during extraordinary circumstances, this uncertainty could impact our distributions and/or ability to redeem the Series E Term Preferred Stock in accordance with their terms. Further, there may be market imbalances of sellers and buyers of Series E Term Preferred Stock during periods of extreme illiquidity and volatility in the credit markets. Such market conditions may lead to periods of thin trading in any secondary market for the Series E Term Preferred Stock and may make valuation of the Series E Term Preferred Stock uncertain. As a result, the spread between bid and ask prices is likely to increase significantly such that, if you invest in the Series E Term Preferred Stock, you may have difficulty selling your shares. Less liquid and more volatile trading environments could also result in sudden and significant valuation declines in the Series E Term Preferred Stock.

Holders of the Series E Term Preferred Stock are subject to inflation risk.

Inflation is the reduction in the purchasing power of money resulting from the increase in the price of goods and services. Inflation risk is the risk that the inflation-adjusted, or “real,” value of an investment in Preferred Stock or the income from that investment will be worth less in the future. As inflation occurs, the real value of the Series E Term Preferred Stock and dividends payable on such shares declines.

Holders of the Series E Term Preferred Stock bear reinvestment risk.

Given the August 31, 2025 mandatory redemption date and the potential for early redemption of the Series E Term Preferred Stock, holders of such shares may face an increased reinvestment risk, which is the risk that the return on an investment purchased with proceeds from the sale or redemption of the Series E Term Preferred Stock may be lower than the return previously obtained from the investment in such shares.

We may authorize, establish, create, issue and sell shares of one or more series of a class of our senior securities while shares of Series E Term Preferred Stock are outstanding without the vote or consent of the holders thereof.

While shares of Series E Term Preferred Stock are outstanding, we may, without the vote or consent of the holders thereof, authorize, establish and create and issue and sell shares of one or more series of a class of our senior securities representing stock under Section 18, as modified by Section 61, of the 1940 Act, ranking on parity with the Series E Term Preferred Stock as to payment of dividends and distribution of assets upon dissolution, liquidation or the winding up of our affairs, in addition to then outstanding shares of Series E Term Preferred Stock, including additional series of Preferred Stock, and authorize, issue and sell additional shares of any such series of Preferred Stock then outstanding or so established and created, in each case in accordance with applicable law, provided that we will, immediately after giving effect to the issuance of such additional Preferred Stock and to our receipt and application of the proceeds thereof, including to the redemption of Preferred Stock with such proceeds, have Asset Coverage as required by Sections 18 and 61 of the 1940 Act (which, as of the date hereof, is 150%).

Any of the factors listed above or incorporated by reference into this prospectus supplement or the accompanying prospectus could have an adverse effect on our business, financial condition and results of operations and our ability to meet our payment obligations under the Credit Facility and monthly dividend obligations or redemption obligations with respect to our Preferred Stock.

Our ability to meet our payment and other obligations under the Credit Facility and monthly dividend obligations with respect to our Preferred Stock depends on our ability to generate significant cash flow in the future. This, to some extent, is subject to general economic, financial, competitive, legislative and regulatory factors as well as other factors that are beyond our control. We cannot assure you that our business will generate cash flow from operations, or that future borrowings will be available to us under the Credit Facility or otherwise, in an amount sufficient to enable us to meet these obligations and to fund other liquidity needs. If we are not able to generate sufficient cash flow to service our obligations, we may need to refinance or restructure our debt, sell assets, reduce or delay capital investments, or seek to raise additional capital. If we are unable to implement one or more of these alternatives, we may not be able to meet our payment obligations under the Credit Facility or monthly dividend obligations with respect to our Preferred Stock.

The shares of the Series E Term Preferred Stock could be treated as “fast-pay stock,” which could subject you to adverse tax consequences.

Under Treasury Regulations promulgated under Section 7701(l) of the Code (the “Fast-Pay Stock Regulations”), if stock of a corporation is structured such that dividends paid with respect to the stock are economically (in whole or in part) a return of the stockholder’s investment (rather than a return on the stockholder’s investment), then the stock is characterized as “fast-pay stock,” and is subject to adverse tax treatment, described below. We did not structure the Series E Term Preferred Stock such that dividends paid by us are economically a return of a stockholder’s investment.

However, under the Fast-Pay Stock Regulations, unless clearly demonstrated otherwise, stock is presumed to be fast-pay stock if it is issued for an amount that exceeds (by more than a de minimis amount, as determined under certain other Treasury Regulations) the amount at which the stockholder can be compelled to dispose of the stock. Shares of the Series E Term Preferred Stock could be issued with premium that is more than a de minimis amount. If shares of the Series E Term Preferred Stock issued pursuant to this offering are determined to be fast-pay stock, then the treatment of the holders of shares of the Series E Term Preferred Stock issued pursuant to this offering would not be as described below under the heading “Additional Material U.S. Federal Income Tax Considerations” and under the heading “Material U.S. Federal Income Tax Considerations” in the accompanying prospectus. Instead, the holders of the shares of the Series E Term Preferred Stock issued pursuant to this offering would be treated for U.S. federal income tax purposes as having purchased a financial instrument from our other stockholders that has the same terms as the Series E Term Preferred Stock. Payments on the Series E Term Preferred Stock issued pursuant to this offering would be deemed to be made to our other stockholders and those stockholders would be deemed to pay equal amounts to the holders of the Series E Term Preferred Stock issued pursuant to this offering under the deemed financial instrument. However, because payments would be deemed to be made to the holders of the Series E Term Preferred Stock under the deemed financial instrument rather than on the shares of the Series E Term Preferred Stock issued pursuant to this offering, dividends received by the holders of the Series E Term Preferred Stock generally would be treated as ordinary income (and no portion of those dividends would be treated as a capital gain distribution). In addition, if the Series E Term Preferred Stock issued pursuant to this offering was determined to be fast-pay stock, it would not be fungible with other shares of the Series E Term Preferred Stock.

Transactions involving fast-pay stock arrangements are treated as “listed transactions” for U.S. federal income tax purposes. If any Series E Term Preferred Stock issued pursuant to this offering is treated as fast-pay stock, we and all holders of the applicable Series E Term Preferred Stock would be required to report our and their participation in the transaction on Internal Revenue Service (the “IRS”) Form 8886 on an annual basis with our and their U.S. federal income tax returns and would also be required to mail a copy of that form to the IRS Office of Tax Shelter Analysis. Failure to comply with those disclosure requirements could result in the assessment by the IRS of interest, additions to tax and onerous penalties. In addition, an accuracy-related penalty applies under the Code to any reportable transaction understatement attributable to a listed transaction if a significant purpose of the transaction is the avoidance or evasion of U.S. federal income tax. Additionally, certain of our material advisors would also be required to file a disclosure statement with the IRS.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

All statements contained in or incorporated by reference into this prospectus supplement or the accompanying prospectus, other than historical facts, may constitute “forward-looking statements.” These statements may relate to, among other things, future events or our future operating results, our business prospects and the prospects of our portfolio companies, actual and potential conflicts of interest with the Adviser and its affiliates, the use of borrowed money to finance our investments, the adequacy of our financing sources and working capital, and our ability to co-invest, among other factors. In some cases, you can identify forward-looking statements by terminology such as “estimate,” “may,” “might,” “believe,” “will,” “provided,” “anticipate,” “future,” “could,” “growth,” “plan,” “project,” “intend,” “expect,” “should,” “would,” “if,” “seek,” “possible,” “potential,” “likely” or the negative or other variations of such terms or comparable terminology. These forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. Such factors include but are not limited to:

•	adverse changes in the economy and the capital markets, including disruptions due to terrorism, natural disaster or the COVID-19 pandemic;

•	the effect of the COVID-19 pandemic on our operations and those of our portfolio companies;

•	risks associated with negotiation and consummation of pending and future transactions;

•	the loss of one or more of our executive officers, in particular David Gladstone, David Dullum or Terry Lee Brubaker;

•	changes in our investment objectives and strategy;

•	availability, terms (including the possibility of interest rate volatility) and deployment of capital;

•	changes in our industry, interest rates, exchange rates, regulation or the general economy;

•	our business prospects and the prospects of our portfolio companies;

•	the degree and nature of our competition;

•	our ability to maintain our qualification as a RIC and as a BDC;

•	use of the proceeds of this offering;

•	ability to raise proceeds from this offering and on the terms contemplated, if at all; and

•

those factors described in the “Risk Factors” section of this prospectus supplement, the accompanying prospectus and in the documents incorporated by reference into this prospectus supplement and the accompanying prospectus.

This list of risks and uncertainties, however, is only a summary of some of the most important factors to us and is not intended to be exhaustive. You should carefully review the risks and information contained, or incorporated by reference into, this prospectus supplement and the accompanying prospectus, including, without limitation, the “Risk Factors” incorporated by reference herein and therein from our Annual Report on Form 10-K for the year ended March 31, 2020, and other reports and information that we file with the SEC. New factors may also emerge from time to time that could materially and adversely affect us.

We caution readers not to place undue reliance on any such forward-looking statements, which speak only as of the date made. Actual results could differ materially from those anticipated in our forward-looking statements and future results could differ materially from historical performance. We have based forward-looking statements on information available to us on the date of this prospectus supplement. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, after the date of this prospectus supplement or the accompanying prospectus, except as otherwise required by applicable law. The forward-looking statements contained in or incorporated by reference into this prospectus supplement and the accompanying prospectus are excluded from the safe harbor protection provided by the Private Securities Litigation Reform Act of 1995 and Section 27A of the Securities Act.

USE OF PROCEEDS

Sales of our Series E Term Preferred Stock, if any, under this prospectus supplement and the accompanying prospectus may be by transactions that are deemed to be part of an “at the market offering” as defined in Rule 415(a)(4) under the Securities Act, by means of ordinary brokers’ transactions that qualify for delivery of a prospectus to Nasdaq in accordance with Rule 153 under the Securities Act or such other sales as may be agreed by us and the Sales Agents, at market prices prevailing at the time of sale, at prices related to prevailing market prices or at other negotiated prices. In addition, under the terms of the Sales Agreement, we also may sell shares to a Sales Agent as a principal for its own account at a price agreed upon at the time of sale. There is no guarantee that there will be any sales of our Series E Term Preferred Stock pursuant to this prospectus supplement and the accompanying prospectus. Actual sales, if any, of our Series E Term Preferred Stock under this prospectus supplement and the accompanying prospectus may be less than as set forth in this paragraph depending on, among other things, the market price of our Series E Term Preferred Stock at the time of any such sale. As a result, the actual net proceeds we receive may be more or less than the amount of net proceeds estimated in this prospectus supplement. However, assuming the offering price per share equals $25 (the liquidation preference per share of Series E Term Preferred Stock), if we sell shares of our Series E Term Preferred Stock with an aggregate liquidation preference of $50.0 million offered under this prospectus supplement and the accompanying prospectus, we anticipate that our net proceeds from this offering will be approximately $48.9 million, after deducting the maximum estimated sales commission payable to the Sales Agents and our estimated offering expenses of $0.1 million. Shares of the Series E Term Preferred Stock have recently traded at a discount to the liquidation preference per share. If we sell shares of the Series E Term Preferred Stock at a discount to the liquidation preference, net proceeds to us will be less than estimated above.

We intend to use the net proceeds from this offering to pay down outstanding debt (which may include borrowings under the Credit Facility), if any, to make investments in accordance with our investment objectives and strategy and for other general corporate purposes. We may also use a portion of the net proceeds to redeem outstanding shares of the Series D Term Preferred Stock. We intend to re-borrow under our Credit Facility to make investments in portfolio companies in accordance with our investment objectives depending on the availability of appropriate investment opportunities consistent with our investment objectives and market conditions.

Pending such utilization, we intend to invest the net proceeds of this offering primarily in cash, cash equivalents, U.S. government securities, and other high-quality debt investments that mature in one year or less from the date of investment, consistent with the requirements for continued qualification as a RIC for federal income tax purposes. These temporary investments may have lower yields than our other investments and, accordingly, may result in lower distributions, if any, during such period. Our ability to achieve our investment objective may be limited to the extent that the net proceeds from an offering, pending full investment, are held in lower yielding interest-bearing deposits or other short-term instruments.

CAPITALIZATION

The following table sets forth our capitalization as of March 31, 2020:

•	on an actual basis;

•

on an as adjusted basis to give effect to the completion of this offering and the application of the estimated net proceeds of this offering (as described under “Use of Proceeds”), assuming all shares of Series E Term Preferred Stock offered pursuant to this prospectus supplement and the accompanying prospectus are sold at an offering price per share of $25 (the liquidation preference per share of Series E Term Preferred Stock), after deducting underwriters’ discounts and commissions and estimated offering expenses payable by us.

	AS OF MARCH 31, 2020
	ACTUAL	AS ADJUSTED
	(Unaudited)
	(Dollars in thousands)
Borrowings(1)
Borrowings under line of credit, at cost	$49,200	$300
Secured borrowings	5,096	5,096

Total borrowings	54,296	5,396
Preferred Stock, at liquidation preference
Series D Term Preferred Stock, $0.001 par value per share; $25.00 liquidation preference per share; 3,000,000 shares authorized, 2,300,000 issued and outstanding, actual and as adjusted	57,500	57,500
Series E Term Preferred Stock, $0.001 par value per share; $25.00 liquidation preference per share; 3,500,000 shares authorized, 2,990,000 issued and outstanding, actual; 5,990,000 shares authorized, 4,990,000 issued and outstanding, as adjusted	74,750	124,750

Net Assets Applicable to Common Stockholders
Common stock, $0.001 par value per share, 100,000,000 shares authorized, actual and as adjusted; 33,049,463 shares issued and outstanding, actual and as adjusted (2)	$33	$33
Capital in excess of par value	401,023	401,023
Cumulative net unrealized depreciation of investments	(43,658)	(43,658)
Underdistributed net investment income	6,370	6,370
Accumulated net realized gain in excess of distributions	5,263	5,263

Total Net Assets Available to Common Stockholders	$369,031	$369,031

Total Capitalization	$555,577	$556,677

(1)	Does not give effect to the issuance of any notes that we may sell from time to time pursuant to a continuous offering that we expect to commence shortly after the date of this prospectus supplement.
(2)	None of these outstanding shares are held by us or for our account.

PLAN OF DISTRIBUTION

We entered into the Sales Agreements with the Sales Agents on May 21, 2020, pursuant to which we may issue and sell shares of our Series E Term Preferred Stock, from time to time through the Sales Agents that have an aggregate liquidation preference of up to $50.0 million.

Upon delivery of a placement notice and subject to the terms and conditions of the Sales Agreements, the Sales Agents will use their commercially reasonable efforts consistent with their respective sales and trading practices to sell by any method permitted by law deemed to be part of an “at the market offering” as defined in Rule 415(a)(4) promulgated under the Securities Act, by means of ordinary brokers’ transactions that qualify for delivery of a prospectus to Nasdaq in accordance with Rule 153 under the Securities Act or such other sales as may be agreed by us and the Sales Agents, at market prices prevailing at the time of sale, at prices related to prevailing market prices or at negotiated prices. In addition, under the terms of the Sales Agreement, we also may sell shares to a Sales Agent as a principal for its own account at a price agreed upon at the time of sale. If we sell shares to a Sales Agent as principal, we will enter into a separate terms agreement with the applicable Sales Agent, setting forth the terms of such transaction, and we will describe the agreement in a separate prospectus supplement if required by law. We will instruct the Sales Agents as to the amount of Series E Term Preferred Stock to be sold; provided, however, that, subject to the terms of the Sales Agreements, any sales of Series E Term Preferred Stock pursuant to the Sales Agreements will only be effected by or through only one Sales Agent at any given time, but in no event by more than one Sales Agent during such time period. We may instruct the Sales Agents not to sell Series E Term Preferred Stock if the sales cannot be effected at or above the price designated by us in any instruction. We or the Sales Agents may suspend the offering of shares of Series E Term Preferred Stock upon proper notice and subject to other conditions.

The Sales Agents will provide written confirmation of a sale to us no later than the opening of the trading day on Nasdaq following each trading day in which shares of our Series E Term Preferred Stock are sold under the Sales Agreements. Each confirmation will include the number of shares of Series E Term Preferred Stock sold on the preceding day, the net proceeds to us and the compensation payable by us to the Sales Agents in connection with the sales.

The Sales Agents will receive from us a commission to be negotiated from time to time but in no event in excess of 2.0% of the gross sales price of all shares of Series E Term Preferred Stock sold through it as sales agent under the Sales Agreements. We estimate that the total expenses for the offering, excluding compensation payable to the Sales Agents under the terms of the Sales Agreements, will be approximately $0.1 million, which includes our legal, accounting and printing costs and various other fees associated with the offering, assuming all $50.0 million in aggregate liquidation preference of shares of Series E Term Preferred Stock are sold pursuant to this prospectus supplement.

Settlement for sales of shares of Series E Term Preferred Stock will occur on the second trading day following the date on which such sales are made, or on some other date that is agreed upon by the Company and the Sales Agents in connection with a particular transaction, in each case in accordance with applicable rules and regulations, in return for payment of the net proceeds to the Company. There is no arrangement for funds to be received in an escrow, trust or similar arrangement.

In connection with the sale of the Series E Term Preferred Stock on our behalf, the Sales Agents will be deemed to be “underwriters” within the meaning of the Securities Act, and the compensation of the Sales Agents will be deemed to be underwriting commissions or discounts. We have agreed to provide indemnification and contribution to the Sales Agents against certain civil liabilities, including liabilities under the Securities Act and the 1940 Act.

The offering of shares of Series E Term Preferred Stock pursuant to the Sales Agreements will terminate upon the earlier of (i) the sale of all Series E Term Preferred Stock subject to the Sales Agreements, (ii) the termination of the Sales Agreements by us or the Sales Agents in accordance with their terms or (iii) the date six years from the date of the Sales Agreements. The Sales Agreements may be terminated by us in our sole discretion under the circumstances specified in the Sales Agreements by giving five days’ notice to the Sales Agents. In addition, each Sales Agent may terminate its Sales Agreement under the circumstances specified in such Sales Agreement by giving five days’ notice to us.

Wedbush Securities Inc. currently serves as a sales agent for the “at the market offering” of our common stock. The Sales Agents and their affiliates may in the future provide various investment banking, commercial banking and other financial services for us and our affiliates, for which services they may in the future receive customary fees. In addition, in the ordinary course of their business activities, the Sales Agents and its affiliates may make or hold a broad array of investments and actively trade debt and equity securities (or related derivative securities) and financial instruments (including bank loans) for their own account and for the accounts of their customers.

The principal business address of each of our Sales Agents are as follows: Wedbush Securities Inc., 1000 Wilshire Boulevard, Los Angeles, CA 90017 and Virtu Americas, One Liberty Plaza, 165 Broadway, New York, New York 10006.

DESCRIPTION OF THE SERIES E TERM PREFERRED STOCK

General

Under our Amended and Restated Certificate of Incorporation, we are authorized to issue 110,000,000 shares of stock, of which 100,000,000 are common stock and 10,000,000 are Preferred Stock. Of the 10,000,000 shares of our capital stock designated as Preferred Stock, 3,000,000 are designated as Series D Term Preferred Stock and 3,500,000 are designated as Series E Term Preferred Stock as of March 31, 2020. On May 12, 2020 our Board of Directors approved an increase in the authorized shares of Series E Term Preferred Stock from 3,500,000 to 5,990,000. The terms of the Series E Term Preferred Stock are set forth in the Certificate of Designation, which is filed as an exhibit to the registration statement of which this prospectus supplement forms a part.

At the time of issuance, the Series E Term Preferred Stock will be fully paid and non-assessable and will have no preemptive, conversion, or exchange rights or rights to cumulative voting. The shares of Series E Term Preferred Stock rank equally with shares of all our other Preferred Stock currently outstanding and that we may issue in the future as to payment of dividends and the distribution of our assets upon dissolution, liquidation or winding up of our affairs. The Series E Term Preferred Stock is, and all other Preferred Stock that is currently outstanding and that we may issue in the future will be, senior as to dividends and distributions on our common stock. We may issue additional series of Preferred Stock in the future without stockholder action.

Except in certain limited circumstances, holders of shares of the Series E Term Preferred Stock will not receive certificates representing their ownership interest in such shares, and the shares of Series E Term Preferred Stock will be represented by a global certificate to be held by The Depository Trust Company (the “Securities Depository”) for the Series E Term Preferred Stock.

Dividends and Dividend Periods

General

The holders of shares of the Series E Term Preferred Stock are entitled to receive cumulative cash dividends and distributions on such shares, when, as and if declared by our Board of Directors, or a duly authorized committee of our Board of Directors out of funds legally available for payment, in parity with dividends and distributions to holders of the Series D Term Preferred Stock and in preference to dividends and distributions on our common stock, calculated separately for each monthly dividend period (each, a “Dividend Period”) for the Series E Term Preferred Stock at the Fixed Dividend Rate in effect during such Dividend Period, on an amount equal to the Liquidation Preference for the Series E Term Preferred Stock. The Fixed Dividend Rate is computed on the basis of a 360-day year consisting of twelve 30-day months. Dividends so declared and payable will be paid to the extent permitted under state law, our Amended and Restated Certificate of Incorporation and the Certificate of Designation and in preference to and priority over any dividend declared and payable on Common Stock.

Fixed Dividend Rate

The Fixed Dividend Rate is an annual rate of 6.375% for the Series E Term Preferred Stock. The Fixed Dividend Rate for the Series E Term Preferred Stock may be adjusted in certain circumstances, including upon the occurrence of certain events resulting in a Default Period (as defined below).

Payment of Dividends and Dividend Periods

Each Dividend Period is a calendar month (or the portion thereof occurring prior to the redemption of such Series E Term Preferred Stock). Dividends are payable monthly in arrears on the last Business Day (as defined in the Certificate of Designation) of the Dividend Period, referred to herein as the Dividend Payment Date, and upon redemption of the Series E Term Preferred Stock. Dividends with respect to any monthly Dividend Period are declared and paid to holders of record of Series E Term Preferred Stock as their names shall appear on our registration books at the close of business on the applicable record date, which is a date designated by our Board of Directors that is not more than 20, nor less than seven, calendar days prior to such Dividend Payment Date.

Only holders of shares of Series E Term Preferred Stock on the record date for a Dividend Period are entitled to receive dividends and distributions payable with respect to such Dividend Period, and holders of shares of Series E Term Preferred Stock who sell shares before such a record date and purchasers of Series E Term Preferred Stock who purchase shares after such a record date should take the effect of the foregoing provisions into account in evaluating the price to be received or paid for such Series E Term Preferred Stock.

Although dividends accrue and are paid monthly, the record date for holders of shares of Series E Term Preferred Stock entitled to receive dividend payments may vary from month-to-month. We will notify holders of shares of Series E Term Preferred Stock of each record date by issuance of a quarterly press release. If our investments do not generate sufficient income, we may need to liquidate a portion of our portfolio to fund these distributions, and therefore these payments may represent a reduction of your principal investment. In such case, these payments may constitute a return of capital for income tax purposes. A distribution that constitutes a return of capital represents a return of a stockholder’s investment in our stock and should not be confused with a distribution of our earnings and profits. Although return of capital distributions may not be taxable, such distributions may increase an investor’s tax liability upon the sale of our stock by reducing the investor’s tax basis in such stock.

Mechanics of Payment of Dividends

Not later than 12:00 noon, New York City time, on a Dividend Payment Date, we are required to deposit with the Redemption and Paying Agent sufficient funds for the payment of dividends in the form of Deposit Securities. Deposit Securities will generally consist of: (1) cash or cash equivalents; (2) direct obligations of the United States or its agencies or instrumentalities that are entitled to the full faith and credit of the United States, which we refer to as the U.S. Government Obligations; (3) short-term money market instruments; (4) investments in money market funds registered under the 1940 Act that qualify under Rule 2a-7 under the 1940 Act and certain similar investment vehicles that invest in short-term money market instruments or U.S. Government Obligations or any combination thereof; or (5) any letter of credit from a bank or other financial institution that has a credit rating from at least one national recognized statistical rating agency that is the highest applicable rating generally ascribed by such rating agency to bank deposits or short-term debt of similar banks or other financial institutions, in each case either that is a demand obligation payable to the holder on any Business Day or that has a maturity date, mandatory redemption date or mandatory payment date preceding the relevant date of redemption, or the Redemption Date, Dividend Payment Date or other payment date. We do not intend to establish any reserves for the payment of dividends.

All Deposit Securities paid to the Redemption and Payment Agent for the payment of dividends will be held in trust for the payment of such dividends to the holders of shares of Series E Term Preferred Stock. Dividends will be paid by the Redemption and Paying Agent to the holders of shares of Series E Term Preferred Stock as their names appear on our registration books. Dividends that are in arrears for any past Dividend Period may be declared and paid at any time, without reference to any regular Dividend Payment Date. Such payments are made to holders of shares of Series E Term Preferred Stock as their names appear on our registration books on such date, not exceeding 20 nor less than seven calendar days preceding the payment date thereof, as may be fixed by our Board of Directors. Any payment of dividends in arrears will first be credited against the earliest accumulated but unpaid dividends. No interest or sum of money in lieu of interest will be payable in respect of any dividend payment or payments on any Series E Term Preferred Stock which may be in arrears. See “— Adjustment to Fixed Dividend Rate — Default Period.”

Upon failure to pay dividends for at least two full years, the holders of shares of Series E Term Preferred Stock will acquire certain additional voting rights. See “— Voting Rights” below. Such rights shall be the exclusive remedy of the holders of shares of Series E Term Preferred Stock upon any failure to pay dividends on Preferred Stock; provided that the foregoing does not affect our obligation to accumulate and, if permitted by applicable law and the Certificate of Designation, pay dividends at the Default Rate (as defined below).

Adjustment to Fixed Dividend Rate — Default Period

Subject to the cure provisions below, a Default Period with respect to the Series E Term Preferred Stock will commence on a date we fail to deposit the Deposit Securities to redeem the Series E Term Preferred Stock in any circumstance in which redemption is required or we fail to pay a dividend on the Series E Term Preferred Stock as required as described above (either such failure, a Default). A Default Period shall end on the Business Day on which, by 12:00 noon, New York City time, an amount equal to all unpaid dividends and any unpaid redemption price shall have been deposited irrevocably in trust in same-day funds with the Redemption and Paying Agent. In the case of a Default, the applicable dividend rate for each day during the Default Period will be equal to the Default Rate. The Default Rate for any calendar day will be equal to the applicable Fixed Dividend Rate in effect on such day plus three percent (3.00%) per annum.

No Default Period with respect to a Default will be deemed to commence if the amount of any dividend or any redemption price due (if such Default is not solely due to our willful failure) is deposited irrevocably in trust, in same-day funds with the Redemption and Paying Agent by 12:00 noon, New York City time, on a Business Day that is not later than five Business Days after the applicable Dividend Payment Date or Redemption Date, together with an amount equal to the Default Rate applied to the amount and period of such non-payment based on the actual number of calendar days comprising such period divided by 360.

Restrictions on Dividend, Redemption, Other Payments and Issuance of Debt

No full dividends and distributions will be declared or paid on Series E Term Preferred Stock for any Dividend Period, or a part of a Dividend Period, unless the full cumulative dividends and distributions due through the most recent dividend payment dates for all outstanding shares of Preferred Stock have been, or contemporaneously are, declared and paid through the most recent dividend payment dates for each share of Preferred Stock. If full cumulative dividends and distributions due have not been declared and paid on all outstanding shares of Preferred Stock of any series, any dividends and distributions being declared and paid on the Series E Term

Preferred Stock will be declared and paid as nearly pro rata as possible in proportion to the respective amounts of dividends and distributions accumulated but unpaid on the shares of each such series of Preferred Stock on the relevant dividend payment date. No holders of shares of Series E Term Preferred Stock will be entitled to any dividends and distributions in excess of full cumulative dividends and distributions as provided in the Certificate of Designation.

For so long as any shares of Preferred Stock are outstanding, we will not: (x) declare any dividend or other distribution (other than a dividend or distribution paid in shares of our common Stock) in respect of our common stock; (y) call for redemption, redeem, purchase or otherwise acquire for consideration any such common stock; or (z) pay any proceeds of our liquidation in respect of such common stock, unless, in each case, (A) immediately thereafter, we will be in compliance with the Asset Coverage limitations set forth under the 1940 Act (which is currently 150%) after deducting the amount of such dividend or distribution or redemption or purchase price or liquidation proceeds, (B) all cumulative dividends and distributions on all shares of Series E Term Preferred Stock and all other series of Preferred Stock, if any, ranking on parity with the Series E Term Preferred Stock due on or prior to the date of the applicable dividend, distribution, redemption, purchase or acquisition shall have been declared and paid (or shall have been declared and sufficient funds or Deposit Securities as permitted by the terms of such Preferred Stock for the payment thereof shall have been deposited irrevocably with the applicable paying agent) and (C) we have deposited Deposit Securities with the Redemption and Paying Agent in accordance with the requirements described herein with respect to outstanding shares of Series E Term Preferred Stock to be redeemed pursuant to a Term Redemption (as defined below), mandatory redemption resulting from the failure to comply with the Asset Coverage or due to a Change of Control Triggering Event as described below for which a Notice of Redemption shall have been given or shall have been required to be given in accordance with the terms described herein on or prior to the date of the applicable dividend, distribution, redemption, purchase or acquisition.

Except as required by law, we will not redeem any shares of Series E Term Preferred Stock unless all accumulated and unpaid dividends and distributions (whether or not earned or declared by us) on all outstanding shares of Series E Term Preferred Stock and other current or future series of Preferred Stock ranking on parity with the Series E Term Preferred Stock with respect to dividends and distributions for all applicable past dividend periods including the Series D Term Preferred Stock (x) will have been or are contemporaneously paid or (y) will have been or are contemporaneously declared and Deposit Securities or sufficient funds (in accordance with the terms of such Preferred Stock) for the payment of such dividends and distributions will have been or are contemporaneously deposited with the Redemption and Paying Agent or other applicable paying agent; provided, however, that the foregoing will not prevent the purchase or acquisition of outstanding shares of Series E Term Preferred Stock pursuant to an otherwise lawful purchase or exchange offer made on the same terms to holders of all outstanding shares of Series E Term Preferred Stock and any other series of Preferred Stock, such as the Series D Term Preferred Stock, for which all accumulated and unpaid dividends and distributions have not been paid.

We may issue debt in one or more classes or series. Under the 1940 Act, we may not (1) declare any dividend with respect to any Preferred Stock if, at the time of such declaration (and after giving effect thereto), the Asset Coverage with respect to any of our borrowings that are senior securities representing indebtedness (as defined in the 1940 Act), would be less than 150% (or such other percentage as may in the future be specified in or under the 1940 Act as the minimum Asset Coverage for senior securities representing indebtedness of a business development company as a condition of declaring dividends on its Preferred Stock) or (2) declare any other distribution on the Preferred Stock or purchase or redeem Preferred Stock if at the time of the declaration or redemption (and after giving effect thereto), the Asset Coverage with respect to such borrowings that are senior securities representing indebtedness would be less than 150% (or such other percentage as may in the future be specified in or under the 1940 Act as the minimum Asset Coverage for senior securities representing indebtedness of a business development company as a condition of declaring distributions, purchases or redemptions of its shares). “Senior securities representing indebtedness” generally means any bond, debenture, note or similar obligation or instrument constituting a security (other than shares of capital stock) and evidencing indebtedness and could include our obligations under any borrowings. For purposes of determining the Asset Coverage for senior securities representing indebtedness in connection with the payment of dividends or other distributions on or purchases or redemptions of stock, the term senior security does not include any promissory note or other evidence of indebtedness issued in consideration of any loan, extension or renewal thereof, made by a bank or other person and privately arranged, and not intended to be publicly distributed. The term senior security also does not include any such promissory note or other evidence of indebtedness in any case where such a loan is for temporary purposes only and in an amount not exceeding 5% of the value of our total assets at the time when the loan is made; a loan is presumed under the 1940 Act to be for temporary purposes if it is repaid within 60 calendar days and is not extended or renewed; otherwise, such loan is presumed not to be for temporary purposes. For purposes of determining whether the statutory Asset Coverage requirements described above apply in connection with dividends or distributions on or purchases or redemptions of Preferred Stock, such Asset Coverage may be calculated on the basis of values calculated as of a time within 48 hours (only including Business Days) next preceding the time of the applicable determination.

Asset Coverage

If we fail to maintain Asset Coverage of at least the minimum amount required by applicable law of any date as required by Sections 18 and 61 of the 1940 Act (which, as of the date hereof, is 150%), the Series E Term Preferred Stock may become subject to mandatory redemption as provided below. “Asset Coverage” means asset coverage of a class of senior security which is a stock, as defined for purposes of Sections 18(h) and 61 of the 1940 Act as in effect on the date of the Certificate of Designation, determined on the basis of values calculated as of a time within two Business Days next preceding the time of such determination. For purposes of this determination, no shares of Series E Term Preferred Stock or other Preferred Stock we have issued will be deemed to be outstanding for purposes of the computation of Asset Coverage if, prior to or concurrently with such determination, either sufficient Deposit Securities or other sufficient funds (in accordance with the terms of such Preferred Stock) to pay the full redemption price for such Preferred Stock (or the portion thereof to be redeemed) will have been deposited in trust with the Redemption and Paying Agent for such Preferred Stock and the requisite notice of redemption for such Preferred Stock (or the portion thereof to be redeemed) will have been given or sufficient Deposit Securities or other sufficient funds (in accordance with the terms of such Preferred Stock) to pay the full redemption price for such Preferred Stock (or the portion thereof to be redeemed) will have been segregated by us and our custodian, or the Custodian, from our assets, by means of appropriate identification on the Custodian’s books and records or otherwise in accordance with the Custodian’s normal procedures. In such event, the Deposit Securities or other sufficient funds so deposited or segregated will not be included as our assets for purposes of the computation of Asset Coverage.

Redemption

Mandatory Term Redemption

We are required to provide for the mandatory redemption, or the Term Redemption, of all of the shares of Series E Term Preferred Stock on the Mandatory Term Redemption Date, at a redemption price equal to the Liquidation Preference, plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared but excluding interest thereon) up to, but excluding, the Mandatory Term Redemption Date, which we refer to as the Term Redemption Price.

Mandatory Redemption for Asset Coverage

If we fail to have Asset Coverage as required by Sections 18 and 61 of the 1940 Act (which is currently 150%) as of the time of declaration of dividends other distributions on our common stock (other than dividends payable in shares of common stock), after deducting the amount of such dividend or other distribution, as of the time of purchase of our common stock or issuance of any senior security as defined in the 1940 Act, and such failure is not cured as of the close of business on the Asset Coverage Cure Date, we will, to the extent permitted by law, fix a redemption date and proceed to redeem the number of shares of Preferred Stock as described below at a price per share equal to the liquidation price per share of the applicable Preferred Stock, which in the case of the Series E Term Preferred Stock we refer to as the Mandatory Redemption Price and is equal to the Liquidation Preference, plus accumulated but unpaid dividends and distributions thereon (whether or not earned or declared but excluding interest thereon) up to, but excluding, the date fixed for redemption by our Board of Directors. We will redeem out of funds legally available the number of shares of Preferred Stock (which may include at our sole option any number or proportion of Preferred Stock) as shall be equal to the lesser of (i) the minimum number of shares of Preferred Stock, the redemption of which, if deemed to have occurred immediately prior to the opening of business on the Asset Coverage Cure Date, would result in us having Asset Coverage of as required by Sections 18 and 61 of the 1940 Act (which, as of the date hereof, is 150%), and (ii) the maximum number of shares of Preferred Stock that can be redeemed out of funds expected to be legally available in accordance with our Amended and Restated Certificate of Incorporation and applicable law, provided further, that in connection with any such redemption for failure to maintain such Asset Coverage, we may redeem such additional number of shares of Preferred Stock that will result in our having an Asset Coverage of up to and including a percentage that is 50% higher than the minimum Asset Coverage amount required by applicable law in effect. We will effect a redemption on the date fixed by us, which date will not be later than 90 calendar days after the Asset Coverage Cure Date, except that if we do not have funds legally available for the redemption of all of the required number of shares of Series E Term Preferred Stock and other shares of Preferred Stock which have been designated to be redeemed or we otherwise are unable to effect such redemption on or prior to 90 calendar days after the Asset Coverage Cure Date, we will redeem those shares of Series E Term Preferred Stock and other shares of Preferred Stock which we were unable to redeem on the earliest practicable date on which we are able to effect such redemption.

Optional Redemption

On or after August 31, 2020 (any such date, an “Optional Redemption Date”), at our sole option, we may redeem, from time to time, in whole or in part, outstanding shares of Series E Term Preferred Stock, at a redemption price equal to the Liquidation Preference, plus an amount equal to all unpaid dividends and distributions accumulated up to, but excluding, the Optional Redemption Date (whether or not earned or declared by us, but excluding interest thereon), which we refer to as the Optional Redemption Price.

Subject to the provisions of the Certificate of Designation and applicable law, our Board of Directors has the full power and authority to prescribe the terms and conditions upon which shares of Series E Term Preferred Stock will be redeemed from time to time.

We may not on any date deliver a notice of redemption to redeem any shares of Series E Term Preferred Stock pursuant to the optional redemption provisions described above unless on such date we have available Deposit Securities for the Optional Redemption Date contemplated by such notice of redemption having a market value not less than the amount due to holders of shares of Series E Term Preferred Stock by reason of the redemption of such shares of Series E Term Preferred Stock on such Optional Redemption Date.

Change of Control

If a Change of Control Triggering Event (as defined below) occurs with respect to the Series E Term Preferred Stock, unless we have exercised our option to redeem such Series E Term Preferred Stock as described above, we will be required to redeem, which redemption we refer to as a Change of Control Redemption, all of the outstanding Series E Term Preferred Stock at a price equal to the Liquidation Preference, plus an amount equal to any accumulated and unpaid dividends up to, but excluding, the date of redemption, but without interest, which we refer to as the Change of Control Redemption Price, no later than three Business Days after the occurrence of any Change in Control Triggering Event. We will be obligated to do the same with respect to the Series D Term Preferred Stock if a Change of Control Triggering Event occurs.

For purposes of the foregoing discussion of the Change of Control Redemption, the following definitions are applicable:

“Change of Control Triggering Event” means the occurrence of any of the following: (1) the direct or indirect sale, lease, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or more series of related transactions, of all or substantially all of our assets and the assets of the our subsidiaries, taken as a whole, to any Person, other than us or one of our subsidiaries; (2) the consummation of any transaction (including any merger or consolidation) the result of which is that any Person becomes the beneficial owner (as defined in Rules 13d-3 and 13d-5 under the Exchange Act), directly or indirectly, of more than 50% of our outstanding Voting Stock or other Voting Stock into which our Voting Stock is reclassified, consolidated, exchanged or changed, measured by voting power rather than number of shares; (3) we consolidate with, or merge with or into, any Person, or any Person consolidates with, or merges with or into, us, in any such event pursuant to a transaction in which any of our outstanding Voting Stock or the Voting Stock of such other Person is converted into or exchanged for cash, securities or other property, other than any such transaction where the shares of our Voting Stock outstanding immediately prior to such transaction constitute, or are converted into or exchanged for, a majority of the Voting Stock of the surviving Person or any direct or indirect parent company of the surviving Person immediately after giving effect to such transaction; or (4) the adoption of a plan relating to our liquidation or dissolution. Notwithstanding the foregoing, a transaction will not be deemed to involve a Change of Control Triggering Event under clause (2) above if (i) we become a direct or indirect wholly-owned subsidiary of a holding company and (ii)(A) the direct or indirect holders of the Voting Stock of such holding company immediately following that transaction are substantially the same as the holders of our Voting Stock immediately prior to that transaction or (B) immediately following that transaction no Person (other than a holding company satisfying the requirements of this sentence) is the beneficial owner, directly or indirectly, of more than 50% of the Voting Stock of such holding company.

“Person” means and includes an individual, a partnership, a trust, a corporation, a limited liability company, an unincorporated association, a joint venture or other entity or a government or any agency or political subdivision thereof.

“Voting Stock” means, with respect to any specified Person that is a corporation as of any date, the capital stock of such Person that is at the time entitled to vote generally in the election of the directors of such Person.

Redemption Procedures

We will file a notice of our intention to redeem with the SEC so as to provide the 30 calendar day notice period contemplated by Rule 23c-2 under the 1940 Act, or such shorter notice period as may be permitted by the SEC or its staff.

If we shall determine or be required to redeem, in whole or in part, shares of Series E Term Preferred Stock, we will deliver a notice of redemption, or a Notice of Redemption, by overnight delivery, by first class mail, postage prepaid or by electronic means to the holders of record of such shares of Series E Term Preferred Stock to be redeemed, or request the Redemption and Paying Agent, on our behalf, to promptly do so by overnight delivery, by first class mail, postage prepaid or by electronic means. A Notice of Redemption will be provided not more than 45 calendar days prior to the Redemption Date; provided, however, that, in the event of a Change of Control Redemption, the Notice of Redemption will, if mailed prior to the date of consummation of the Change of Control Triggering Event, state that the Change of Control Redemption is conditioned on the Change of Control Triggering Event occurring and, provided further, that if, by the date that is three Business Days prior to the date fixed for redemption in such Notice of Redemption, the Change of Control Triggering Event shall not have occurred, the Redemption Date shall be extended until a date that is no more than three Business Days after the date on which the Change of Control Triggering Event occurs. If fewer than all of the outstanding shares of Series E Term Preferred Stock are to be redeemed pursuant to either the Asset Coverage mandatory redemption provisions or the optional redemption provisions, the shares of Series E Term Preferred Stock to be redeemed will be selected either (1) pro rata among Series E Term Preferred Stock, (2) by lot or (3) in such other manner as our Board of Directors may determine to be fair and equitable. If fewer than all shares of Series E Term Preferred Stock held by any holder are to be redeemed, the Notice of Redemption delivered to such holder shall also specify the number of shares of Series E Term Preferred Stock to be redeemed from such holder or the method of determining such number. We may provide in any Notice of Redemption relating to a redemption contemplated to be effected pursuant to the Certificate of Designation that such redemption is subject to one or more conditions precedent and that we will not be required to effect such redemption unless each such condition has been satisfied. No defect in any Notice of Redemption or delivery thereof will affect the validity of redemption proceedings except as required by applicable law.

If we give a Notice of Redemption, then at any time from and after the giving of such Notice of Redemption and prior to 12:00 noon,

New York City time, on the Redemption Date (so long as any conditions precedent to such redemption have been met or waived by us), we will (i) deposit with the Redemption and Paying Agent Deposit Securities having an aggregate market value at the time of deposit no less than the redemption price of the shares of Series E Term Preferred Stock to be redeemed on the Redemption Date and (ii) give the Redemption and Paying Agent irrevocable instructions and authority to pay the applicable redemption price to the holders of shares of Series E Term Preferred Stock called for redemption on the Redemption Date.

Upon the date of the deposit of Deposit Securities by us for purposes of redemption of shares of Series E Term Preferred Stock, all rights of the holders of shares of Series E Term Preferred Stock so called for redemption shall cease and terminate except the right of the holders thereof to receive the Term Redemption Price, the Mandatory Redemption Price, the Optional Redemption Price or the Change of Control Redemption Price thereof, as applicable (any of the foregoing referred to in this prospectus supplement as the Redemption Price), and such shares of Series E Term Preferred Stock will no longer be deemed outstanding for any purpose whatsoever (other than the transfer thereof prior to the applicable Redemption Date and other than the accumulation of dividends on such stock in accordance with the terms of the Series E Term Preferred Stock up to, but excluding, the applicable Redemption Date). We will be entitled to receive, promptly after the Redemption Date, any Deposit Securities in excess of the aggregate Redemption Price of shares of Series E Term Preferred Stock called for redemption on the Redemption Date. Any Deposit Securities so deposited that are unclaimed at the end of 90 calendar days from the Redemption Date will, to the extent permitted by law, be repaid to us, after which the holders of shares of Series E Term Preferred Stock so called for redemption shall look only to us for payment of the Redemption Price. We will be entitled to receive, from time to time after the Redemption Date, any interest on the Deposit Securities so deposited.

If any redemption for which a Notice of Redemption has been provided is not made by reason of the absence of our legally available funds in accordance with the Certificate of Incorporation and applicable law, such redemption shall be made as soon as practicable to the extent such funds become available. No Redemption Default will be deemed to have occurred if we have failed to deposit in trust with the Redemption and Paying Agent the applicable Redemption Price with respect to any shares where (1) the Notice of Redemption relating to such redemption provided that such redemption was subject to one or more conditions precedent and (2) any such condition precedent has not been satisfied at the time or times and in the manner specified in such Notice of Redemption. Notwithstanding the fact that a Notice of Redemption has been provided with respect to any shares of Series E Term Preferred Stock, dividends may be declared and paid on such shares of Series E Term Preferred Stock in accordance with their terms if Deposit Securities for the payment of the Redemption Price of such shares of Series E Term Preferred Stock shall not have been deposited in trust with the Redemption and Paying Agent for that purpose. If the Redemption Date of either a Mandatory Term Redemption, Mandatory Asset Coverage Redemption, Optional Redemption or a Change of Control Redemption occurs after the applicable record date for a dividend but on or prior to the related Dividend Payment Date, the dividend payable on such Dividend Payment Date in respect of such Series D Term Preferred Stock will be payable on such Dividend Payment Date to the holders of record of such shares of Series D Term Preferred Stock at the close of business on the applicable record date, and will not be payable as part of the Redemption Price for such shares of Series D Term Preferred Stock.

We may, in our sole discretion and without a stockholder vote, modify the redemption procedures with respect to notification of redemption for the Series E Term Preferred Stock, provided that such modification does not materially and adversely affect the holders of shares of Series E Term Preferred Stock or cause us to violate any applicable law, rule or regulation.

Liquidation Rights

In the event of any liquidation, dissolution or winding up of our affairs, whether voluntary or involuntary, the holders of the Preferred Stock will be entitled to receive out of our assets available for distribution to stockholders, after satisfying claims of creditors but before any distribution or payment will be made in respect of the Common Stock, a liquidation distribution equal to the Liquidation Preference, plus an amount equal to all unpaid dividends and distributions accumulated up to, but excluding, the date fixed for such distribution or payment (whether or not earned or declared by us, but excluding interest thereon), and such holders will be entitled to no further participation in any distribution or payment in connection with any such liquidation, dissolution or winding up.

If, upon any liquidation, dissolution or winding up of our affairs, whether voluntary or involuntary, our assets available for distribution among the holders of all outstanding shares of Series E Term Preferred Stock, and any other outstanding shares of Preferred Stock, if any, will be insufficient to permit the payment in full to such holders of shares of Series E Term Preferred Stock of the Liquidation Preference, plus accumulated and unpaid dividends and distributions and the amounts due upon liquidation with respect to such other shares of Preferred Stock, then the available assets will be distributed among the holders of such shares of Series E Term Preferred Stock and such other series of Preferred Stock ratably in proportion to the respective preferential liquidation amounts to which they are entitled. In connection with any liquidation, dissolution or winding up of our affairs whether voluntary or involuntary, unless and until the Liquidation Preference on each outstanding share of Series E Term Preferred Stock plus accumulated and unpaid dividends and distributions has been paid in full to the holders of Series E Term Preferred Stock, no dividends, distributions or other payments will be made on, and no redemption, repurchase or other acquisition by us will be made by us in respect of, the Common Stock.

Neither the sale of all or substantially all of our property or business, nor the merger, consolidation or our reorganization into or with any other business or corporation, statutory trust or other entity, nor the merger, consolidation or reorganization of any other business or corporation, statutory trust or other entity into or with us will be a dissolution, liquidation or winding up, whether voluntary or involuntary, for purposes of the provisions relating to liquidation set forth in the Certificate of Designation.

Voting Rights

Except as otherwise provided in our Amended and Restated Certificate of Incorporation, the Certificate of Designation, or as otherwise required by applicable law, each holder of a share of Series E Term Preferred Stock is entitled to one vote for each share of Series E Term Preferred Stock held by such holder on each matter submitted to a vote of our stockholders and the holders of outstanding shares of any Preferred Stock, including the Series E Term Preferred Stock, vote together with holders of Common Stock as a single class. Under applicable rules of Nasdaq and Delaware law, we are currently required to hold annual meetings of stockholders.

In addition, the holders of outstanding shares of any Preferred Stock, including the Series E Term Preferred Stock, are entitled, as a class, to the exclusion of the holders of all other securities and the Common Stock, to elect two of our directors at all times (regardless of the total number of directors serving on the Board of Directors). We refer to these directors as the Preferred Directors (currently Michela English and Walter H. Wilkinson, Jr.). The holders of outstanding shares of Common Stock and Preferred Stock, including Series E Term Preferred Stock, voting together as a single class, elect the balance of our directors. Under our bylaws, our directors are divided into three classes. Each class consists, as nearly as possible, of one-third of the total number of directors, and each class has a three-year term. At each annual meeting of our stockholders, the successors to the class of directors whose term expires at such meeting will be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election.

In the event we owe accumulated dividends (whether or not earned or declared) on our Preferred Stock equal to at least two full years of dividends (and sufficient cash or securities have not been deposited with a paying agent for the payment of the accumulated dividends), the number of directors constituting the board will be increased by the smallest number of directors, which we refer to as the New Preferred Directors, that when added to the Preferred Directors will constitute a majority of the Board of Directors. We will then call a special meeting of holders of the Preferred Stock to permit the election of the New Preferred Directors. The term of the New Preferred Directors will last for so long as we are in arrears on our dividends as described above. The ability of the holders of Preferred Stock to elect the New Preferred Directors will also terminate, subject to reinstatement, once we have a Dividend Payment Date on which we are no longer in arrears on our dividends to the extent described above.

Notwithstanding the foregoing, if: (1) at the close of business on any dividend payment date for dividends on any outstanding share of any Preferred Stock, including any outstanding shares of Series E Term Preferred Stock, accumulated dividends (whether or not earned or declared) on the shares of Preferred Stock, including the Series E Term Preferred Stock, equal to at least two full years’ dividends shall be due and unpaid and sufficient cash or specified securities shall not have been deposited with the Redemption and Paying Agent or other applicable paying agent for the payment of such accumulated dividends; or (2) at any time holders of any shares of Preferred Stock are entitled under the 1940 Act to elect a majority of our directors (a period when either of the foregoing conditions exists, a Voting Period), then the number of members constituting our Board of Directors will automatically be increased by the smallest number that, when added to the two directors elected exclusively by the holders of shares of any Preferred Stock, including the Series E Term Preferred Stock, as described above, would constitute a majority of our Board of Directors as so increased by such smallest number; and the holders of the shares of Preferred Stock, including the Series E Term Preferred Stock, will be entitled as a class on a one-vote-per-share basis, to elect such additional directors. The terms of office of the persons who are directors at the time of that election will not be affected by the election of the additional directors. If we thereafter shall pay, or declare and set apart for payment, in full all dividends payable on all outstanding shares of Preferred Stock, including Series E Term Preferred Stock, for all past dividend periods, or the Voting Period is otherwise terminated, (1) the voting rights stated above shall cease, subject always, however, to the revesting of such voting rights in the holders of shares of Preferred Stock upon the further occurrence of any of the events described herein, and (2) the terms of office of all of the additional directors so elected will terminate automatically. Any Preferred Stock, including Series E Term Preferred Stock, issued after the date hereof will vote with Series E Term Preferred Stock as a single class on the matters described above, and the issuance of any other Preferred Stock, including Series E Term Preferred Stock, by us may reduce the voting power of the holders of Series E Term Preferred Stock.

As soon as practicable after the accrual of any right of the holders of shares of Preferred Stock to elect additional directors as described above, we will call a special meeting of such holders and notify the Redemption and Paying Agent and/or such other person as is specified in the terms of such Preferred Stock to receive notice, (i) by mailing or delivery by electronic means or (ii) in such other manner and by such other means as are specified in the terms of such Preferred Stock, a notice of such special meeting to such holders, such meeting to be held not less than 10 nor more than 30 calendar days after the date of the delivery by electronic means or mailing of such notice. If we fail to call such a special meeting, it may be called at our expense by any such holder on like notice. The record date for determining the holders of shares of Preferred Stock entitled to notice of and to vote at such special meeting shall be the close of business on the fifth Business Day preceding the calendar day on which such notice is mailed. At any such special meeting and at each meeting of holders of shares of Preferred Stock held during a Voting Period at which directors are to be elected, such holders, voting together as a class (to the exclusion of the holders of all our other securities and classes of capital stock), will be entitled to elect the number of additional directors prescribed above on a one-vote-per-share basis.

Except as otherwise permitted by the terms of the Certificate of Designation, (a) so long as any shares of Series E Term Preferred Stock are outstanding, we will not, without the affirmative vote or consent of the holders of at least two-thirds of shares of Series E Term Preferred Stock, voting as a separate class, amend, alter or repeal the provisions of the Amended and Restated Certificate of Incorporation or the Certificate of Designation, whether by merger, consolidation or otherwise, so as to materially and adversely affect any preference, right or power of the Series E Term Preferred Stock or the holders thereof and (b) so long as any shares of Preferred Stock of a particular series are outstanding, we will not, without the affirmative vote or consent of the holders of at least two-thirds of the shares of such series of Preferred Stock, voting as a separate class, amend, alter or repeal the provisions of the Amended and Restated Certificate of Incorporation, including the certificate of designation for that series, whether by merger, consolidation or otherwise, so as to materially and adversely affect any preference, right or power of the such series of Preferred Stock or the holders thereof; provided, however, that (i) a change in our capitalization as described under the heading “—Issuance of Additional Preferred Stock” will not be considered to materially and adversely affect the rights and preferences of Series E Term Preferred Stock, and (ii) a division of a share of Series E Term Preferred Stock will be deemed to affect such preferences, rights or powers only if the terms of such division materially and adversely affect the holders of shares of Series E Term Preferred Stock. For purposes of the foregoing, no matter shall be deemed to adversely affect any preference, right or power of a share of Series E Term Preferred Stock or the holder thereof unless such matter (i) alters or abolishes any preferential right of such share of Series E Term Preferred Stock, or (ii) creates, alters or abolishes any right in respect of redemption of such Series E Term Preferred Stock (other than as a result of a division of such Series E Term Preferred Stock).

So long as any shares of Series E Term Preferred Stock are outstanding, we will not, without the affirmative vote or consent of the holders of at least 66 2 / 3 % of the shares of Series E Term Preferred Stock outstanding at the time, voting as a separate class, file a voluntary application for relief under federal bankruptcy law or any similar application under state law for so long as we are solvent and does not foresee becoming insolvent. No amendment, alteration or repeal of our obligation to redeem the Series E Term Preferred Stock or to accumulate dividends at the Dividend Rate will be effected without, in each case, the prior unanimous vote or consent of the holders of shares of Series E Term Preferred Stock.

The affirmative vote of the holders of at least a “majority of the outstanding shares of Preferred Stock,” including the shares of Series E Term Preferred Stock outstanding at the time, voting as a separate class, will be required (i) to approve us ceasing to be, or to withdraw our election as, a business development company, or (ii) to approve any plan of “reorganization” (as such term is defined in Section 2(a)(33) of the 1940 Act) adversely affecting such shares of Preferred Stock. For purposes of the foregoing, the vote of a “majority of the outstanding shares of Preferred Stock” means the vote at an annual or special meeting duly called of (a) 67% or more of such shares present at a meeting, if the holders of more than 50% of such outstanding shares are present or represented by proxy at such meeting, or (b) more than 50% of such outstanding shares, whichever is less.

For purposes of determining any rights of the holders of shares of Series E Term Preferred Stock to vote on any matter, whether such right is created by the Certificate of Designation, by the provisions of the Amended and Restated Certificate of Incorporation, by statute or otherwise, no holder of Series E Term Preferred Stock will be entitled to vote any shares of Series E Term Preferred Stock and no share of Series E Term Preferred Stock will be deemed to be “outstanding” for the purpose of voting or determining the number of shares required to constitute a quorum if, prior to or concurrently with the time of determination of shares entitled to vote or the time of the actual vote on the matter, as the case may be, the requisite Notice of Redemption with respect to such shares of Series E Term Preferred Stock will have been given in accordance with the Certificate of Designation, and the Redemption Price for the redemption of such shares of Series E Term Preferred Stock will have been irrevocably deposited with the Redemption and Paying Agent for that purpose. No shares of Series E Term Preferred Stock held by us will have any voting rights or be deemed to be outstanding for voting or for calculating the voting percentage required on any other matter or other purposes.

Unless otherwise required by law or our Amended and Restated Certificate of Incorporation, holders of shares of Series E Term Preferred Stock will not have any relative rights or preferences or other special rights with respect to voting other than those specifically set forth in the “—Voting Rights” section of the Certificate of Designation. The holders of shares of Series E Term Preferred Stock will have no rights to cumulative voting. In the event that we fail to declare or pay any dividends on Series E Term Preferred Stock, the exclusive remedy of the holders will be the right to vote for additional directors as discussed above; provided that the foregoing does not affect our obligation to accumulate and, if permitted by applicable law and the Certificate of Designation, pay dividends at the Default Rate as discussed above.

Issuance of Additional Preferred Stock

So long as any shares of Series E Term Preferred Stock are outstanding, we may, without the vote or consent of the holders thereof, authorize, establish and create and issue and sell shares of one or more series of a class of our senior securities representing stock under Sections 18 and 61 of the 1940 Act, ranking on parity with the Series E Term Preferred Stock as to the payment of dividends and distribution of assets upon dissolution, liquidation or the winding up of our affairs, in addition to then outstanding shares of

Series E Term Preferred Stock, including additional series of Preferred Stock, and authorize, issue and sell additional shares of any such series of Preferred Stock then outstanding or so established and created, including additional shares of the Series E Term Preferred Stock, in each case in accordance with applicable law, provided that we will, immediately after giving effect to the issuance of such additional Preferred Stock and to our receipt and application of the proceeds thereof, including to the redemption of Preferred Stock with such proceeds, have Asset Coverage as required by Sections 18 and 61 of the 1940 Act (which, as of the date hereof, is 150%).

Actions on Other than Business Days

Unless otherwise provided in the Certificate of Designation, if the date for making any payment, performing any act or exercising any right is not a Business Day, such payment will be made, act performed or right exercised on the next succeeding Business Day, with the same force and effect as if made or done on the nominal date provided therefor, and, with respect to any payment so made, no dividends, interest or other amount will accrue for the period between such nominal date and the date of payment.

Modification

The Board of Directors, without the vote of the holders of shares of Series E Term Preferred Stock, may interpret, supplement or amend the provisions of the Certificate of Designation or any appendix thereto to supply any omission, resolve any inconsistency or ambiguity or to cure, correct or supplement any defective or inconsistent provision, including any provision that becomes defective after the date hereof because of impossibility of performance or any provision that is inconsistent with any provision of any other Preferred Stock or the Common Stock.

Information Rights

During any period in which we are not subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act and any shares of Series E Term Preferred Stock are outstanding, we will provide holders of shares of Series E Term Preferred Stock, without cost, copies of annual reports and quarterly reports substantially similar to the reports on Form 10-K and Form 10-Q that we would have been required to file with the SEC pursuant to Section 13 or 15(d) of the Exchange Act if we were subject to such provisions or, alternatively, we will voluntarily file reports on Form 10-K and Form 10-Q as if we were subject to Section 13 or 15(d) of the Exchange Act.

ADDITIONAL MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

This discussion serves as a supplement to the discussion in the accompanying prospectus under the heading “Material U.S. Federal Income Tax Considerations — Taxation of Our U.S. Stockholders.” That discussion, as supplemented by the following, is a general summary of the material U.S. federal income tax considerations applicable to us, to our qualification and taxation as a RIC for U.S. federal income tax purposes under Subchapter M of the Code, and to the acquisition, holding and disposition of shares of Series E Term Preferred Stock by U.S. stockholders (as defined herein). The discussion is based upon the Code; current, temporary and proposed U.S. Treasury Regulations issued thereunder (the “Treasury Regulations”); the legislative history of the Code; IRS rulings, pronouncements, interpretations and practices; and judicial decisions now in effect, all of which are subject to change at any time. Any such change may be applied retroactively in a manner that could adversely affect a holder of the shares of Series E Term Preferred Stock. This discussion is limited to persons that acquire their shares of Series E Term Preferred Stock for cash at original issue at the offering price on the cover page of this prospectus supplement. This discussion does not apply to any person that is not a U.S. stockholder or to any U.S. stockholder that acquires Series E Term Preferred Stock in connection with a sale, redemption or other disposition by such stockholder of its Series D Term Preferred Stock. Furthermore, this discussion assumes that each holder holds the shares of Series E Term Preferred Stock as “capital assets” within the meaning of Section 1221 of the Code (generally, property held for investment). It does not reflect every possible tax outcome or consequence that could result from acquiring, owning or disposing of the shares of Series E Term Preferred Stock. For example, special rules not discussed here may apply to you if you are:

•	a broker-dealer, dealer or trader in securities or currencies;

•	a controlled foreign corporation;

•	a passive foreign investment company;

•	an S corporation;

•	a bank, thrift or other financial institution;

•	a regulated investment company, a real estate investment trust or other financial conduit entity (or shareholder of such entity);

•	an accrual method taxpayer subject to special tax accounting rules as a result of its use of financial statements;

•	an insurance company;

•	a tax-exempt organization, retirement plan, individual retirement account or tax deferred account;

•	subject to the alternative minimum tax provisions of the Code;

•	holding the shares of Series E Term Preferred Stock as part of a hedge, straddle, conversion, integrated or other risk reduction or constructive sale transaction;

•	holding the shares of Series E Term Preferred Stock through a partnership or other pass-through entity;

•	a “United States person” (within the meaning of the Code) whose “functional currency” is not the U.S. dollar;

In addition, this discussion does not reflect state, local or non-U.S. tax consequences that may apply to you based on your particular circumstances and residence. This discussion also does not address any U.S. federal tax consequences, such as the estate tax or gift tax, other than U.S. federal income tax consequences. You should consult your own tax advisors to determine the tax consequences particular to your situation, including any applicable state, local or foreign income and other tax consequences, which may result from your acquisition, ownership, redemption or other disposition of the shares of Series E Term Preferred Stock.

As used herein, “U.S. stockholder” means a beneficial owner of the shares of Series E Term Preferred Stock that is, for U.S. federal income tax purposes:

•	an individual who is a citizen or resident of the United States;

•

a corporation (or other entity treated as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the United States, any state thereof or the District of Columbia;

•	an estate, the income of which is subject to U.S. federal income tax regardless of its source; or

•

a trust that (1) is subject to the primary supervision of a U.S. court and the control of one or more “United States persons” (within the meaning of the Code) that have the authority to control all substantial decisions of the trust, or (2) has a valid election in effect under applicable Treasury Regulations to be treated as a United States person.

If any entity treated as a partnership for U.S. federal income tax purposes holds the shares of Series E Term Preferred Stock, the tax treatment of an owner of such entity generally will depend upon the status of the owner and the activities of the entity. If you are an owner of an entity treated as a partnership for U.S. federal income tax purposes, you should consult your tax advisor regarding the tax consequences of the entity’s purchase, ownership and disposition of the shares of Series E Term Preferred Stock. For purposes of this discussion, “non-U.S. stockholder” means a beneficial owner of the shares of Series E Term Preferred Stock that is neither a U.S. stockholder nor an entity treated as a partnership for U.S. federal income tax purposes.

Prospective holders considering purchasing the shares of Series E Term Preferred Stock should consult their own tax advisors concerning the application of the U.S. federal tax laws to their individual circumstances, as well as any consequences to such holders relating to purchasing, owning and disposing of the shares of Series E Term Preferred Stock under the laws of any other taxing jurisdiction.

Redemption of our Series E Term Preferred Stock. Gain or loss, if any, recognized by a U.S. stockholder in connection with our redemption of shares of Series E Term Preferred Stock generally will be taxed as gain or loss from a sale or exchange if the redemption (a) is “not essentially equivalent to a dividend” with respect to the U.S. stockholder, (b) results in a “complete termination” of U.S. stockholder’s ownership of our stock or (c) is “substantially disproportionate” with respect to the U.S. stockholder, in each case, within the meaning of Section 302(b) of the Code the U.S. federal income tax laws.

In applying each of the tests described above, a U.S. stockholder must take account of shares that such U.S. stockholder constructively owns under detailed attribution rules set forth in the Code, which generally treat the U.S. stockholder as owning shares owned by certain related individuals and entities, and shares that the U.S. stockholder has the right to acquire by exercise of an option, warrant or right of conversion.

If a U.S. stockholder satisfies any of the tests described above, the U.S. stockholder will recognize gain or loss in an amount equal to the difference, if any, between the amount of cash received and such U.S. stockholder’s tax basis in the shares of Series E Term Preferred Stock redeemed. Any such gain or loss will be capital gain or loss and will be long-term capital gain or loss if the holding period of the shares exceeds one year as of the date of the exchange. Specified limitations apply to the deductibility of capital losses by U.S. stockholders.

Even if a redemption of our Series E Term Preferred Stock is treated as a sale or exchange, a portion of the amount received by a U.S. stockholder on the redemption may be characterized as dividend income to the extent it is attributable to declared but unpaid dividends.

If a redemption of Series E Term Preferred Stock from a U.S. stockholder is not treated as a sale or exchange for U.S. federal income tax purposes, the proceeds of such distribution will be treated for U.S. federal income tax purposes as a distribution, the consequences of which are described in the accompanying prospectus under the caption “Material U.S. Federal Income Tax Considerations — Taxation of Our U.S. Stockholders — Distributions”.

CUSTODIAN, TRANSFER AGENT, DIVIDEND DISBURSING AGENT AND PAYING AGENT

The custodian of our assets is The Bank of New York Mellon Corp. The custodian’s address is: 500 Ross Street, Suite 935, Pittsburgh, PA 15262. Our assets are held under bank custodianship in compliance with the 1940 Act. Securities held through our wholly owned subsidiary, Gladstone Business Investment, are held under a custodian agreement with The Bank of New York Mellon Corp., which acts as collateral custodian pursuant to the Credit Facility. The address of the collateral custodian is 500 Ross Street, Suite 935, Pittsburgh, PA 15262. Computershare, Inc. acts as our transfer and dividend paying agent and registrar. The principal business address of Computershare Inc. is 250 Royall Street, Canton, Massachusetts 02021, telephone number 781-575-2000. Computershare also maintains an internet website at www.computershare.com.

LEGAL MATTERS

Certain legal matters, including Delaware law and the validity of the Series E Term Preferred Stock to be issued in connection with this offering, will be passed upon for us by Proskauer Rose LLP, Washington, D.C. The Sales Agents are being represented in connection with this offering by Cooley LLP, New York, New York.

EXPERTS

The financial statements incorporated in this prospectus supplement by reference to the Annual Report on Form 10-K for the year ended March 31, 2020 have been so incorporated in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

The consolidated financial statements of Galaxy Tool Holding Corporation and Subsidiary as of and for the years ended December 31, 2019 and 2018, which appear in the Company’s Annual Report on Form 10-K for the year ended March 31, 2020, incorporated in this prospectus supplement by reference to the Annual Report on Form 10-K for the year ended March 31, 2020 have been so incorporated in reliance on the report of Allen, Gibbs & Houlik, L.C. an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

WHERE YOU CAN FIND MORE INFORMATION

This prospectus supplement and the accompanying prospectus constitute part of a registration statement on Form N-2 that we have filed with the SEC, together with any and all amendments and related exhibits under the Securities Act. This prospectus supplement and the accompanying prospectus do not contain or incorporate by reference all of the information set forth in the registration statement, some of which is contained in exhibits to the registration statement as permitted by the rules and regulations of the SEC. For further information with respect to us and the offering under this prospectus supplement and the accompanying prospectus, we refer you to the registration statement, including the exhibits filed as a part of the registration statement. Statements contained in or incorporated by reference into this prospectus supplement and the accompanying prospectus concerning the contents of any contract or any other document are not necessarily complete. If a contract or other document has been filed as an exhibit to the registration statement, please see the copy of the contract or document that has been filed. Each statement included or incorporated by reference in this prospectus supplement and the accompanying prospectus relating to a contract or document filed as an exhibit is qualified in all respects by the filed exhibit.

We file with or submit to the SEC annual, quarterly and current reports, proxy statements and other information meeting the informational requirements of the Exchange Act. This information is available free of charge in the investor relations section of our website at www.Gladstoneinvestment.com. Except for the documents incorporated by reference into this prospectus supplement and the accompanying prospectus, information contained on our website is not incorporated into this prospectus supplement or the accompanying prospectus and you should not consider such information to be part of this prospectus supplement or the accompanying prospectus. The SEC maintains an Internet site that contains reports, proxy and information statements and other information filed electronically by us with the SEC, which are available on the SEC’s website free of charge at www.sec.gov. You can request a copy of any of our SEC filings, including those incorporated by reference herein or in the accompanying prospectus, at no cost, by writing or telephoning us at the address or telephone number above.

INCORPORATION BY REFERENCE

This prospectus supplement is part of a registration statement that we have filed with the SEC. Pursuant to the Small Business Credit Availability Act, we are allowed to “incorporate by reference” the information that we file with the SEC, which means that we can disclose important information to you by referring you to those documents. The information incorporated by reference is considered to comprise a part of this prospectus supplement, and later information that we file with the SEC will automatically update and, where applicable, supersede this information. We incorporate by reference in this prospectus supplement the documents listed below:

•	our Annual Report on Form 10-K for the year ended March 31, 2020, filed with the SEC on May 12, 2020;

•	Our Current Report on Form 8-K, filed with the SEC on May 15, 2020; and

•

The description of our Series E Term Preferred Stock contained in our Registration Statement on Form 8-A (File No. 001-34007), filed on August 20, 2018, including any amendment or report filed for the purpose of updating such description.

We also incorporate by reference into this prospectus supplement additional documents that we may file with the SEC under Section 13(a), 13(c), 14 or 15(d) of the Exchange Act, from the date of this prospectus supplement until all of the securities offered by this prospectus supplement have been sold or the offering of these securities is otherwise terminated, provided, however, that information “furnished” under Item 2.02 or Item 7.01 of Form 8-K or other information “furnished” to the SEC which is not deemed filed is not incorporated by reference in this prospectus supplement and in the accompanying prospectus.

You may obtain copies of any of these filings from us as described below, through the SEC or through the SEC’s website as described below. Documents incorporated by reference are available without charge, excluding all exhibits unless an exhibit has been specifically incorporated by reference into this prospectus supplement, by writing or calling our Investor Relations Department at the following address and telephone number:

Investor Relations

Gladstone Investment Corporation

1521 Westbranch Drive, Suite 100

McLean, Virginia 22102

(703) 287-5893

PROSPECTUS

$300,000,000

COMMON STOCK

PREFERRED STOCK

SUBSCRIPTION RIGHTS

WARRANTS

DEBT SECURITIES

We may offer, from time to time, up to $300,000,000 aggregate primary offering price of our common stock, $0.001 par value per share, preferred stock, $0.001 par value per share, debt securities, subscription rights, warrants representing rights to purchase shares of our common stock, preferred stock or debt securities, or concurrent, separate offerings of these securities (collectively, “Securities”), in one or more offerings. The Securities may be offered at prices and on terms to be disclosed in one or more supplements to this prospectus. In the case of our common stock and warrants or rights to acquire such common stock hereunder, the offering price per share of our common stock by us, less any underwriting commissions or discounts, will not be less than the net asset value per share of our common stock at the time of the offering except (i) in connection with a rights offering to our existing stockholders, (ii) with the consent of the holders of the majority of our outstanding voting securities (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)), or (iii) under such other circumstances as the U.S. Securities and Exchange Commission (“SEC”) may permit. You should read this prospectus and the applicable prospectus supplement carefully before you invest in our Securities.

We operate as an externally managed, closed-end, non-diversified management investment company and have elected to be treated as a business development company (“BDC”) under the 1940 Act. For federal income tax purposes, we have elected to be treated as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). Our investment objectives are to: (i) achieve and grow current income by investing in debt securities of established businesses that we believe will provide stable earnings and cash flow to pay expenses, make principal and interest payments on our outstanding indebtedness and make distributions to stockholders that grow over time; and (ii) provide our stockholders with long-term capital appreciation in the value of our assets by investing in equity securities, generally in combination with the aforementioned debt securities, of established businesses that we believe can grow over time to permit us to sell our equity investments for capital gains.

Our Securities may be offered directly to one or more purchasers, including existing stockholders in a rights offering, through agents designated from time to time by us, or to or through underwriters or dealers. The prospectus supplement relating to the offering will identify any agents or underwriters involved in the sale of our Securities, and will disclose any applicable purchase price, fee, commission or discount arrangement between us and our agents or underwriters or among our underwriters or the basis upon which such amount may be calculated. See “Plan of Distribution.” We may not sell any of our Securities through agents, underwriters or dealers without delivery of a prospectus supplement describing the method and terms of the offering of such Securities. Our common stock is traded on The Nasdaq Global Select Market under the symbol “GAIN.” As of June 11, 2019, the last reported sales price of our common stock was $11.50, and the net asset value per share of our common stock on March 31, 2019 (the last date prior to the date of this prospectus as of which we determined our net asset value per share) was $12.40. Our 6.25% Series D Cumulative Term Preferred Stock and our 6.375% Series E Cumulative Term Preferred Stock trade on The Nasdaq Global Select Market under the symbols “GAINM” and “GAINL,” respectively. As of June 11, 2019, the last reported sales price of our 6.25% Series D Cumulative Term Preferred Stock and our 6.375% Series E Cumulative Term Preferred Stock was $25.60 and $26.10, respectively.

The securities in which we invest generally would be rated below investment grade if they were rated by rating agencies. Below investment grade securities, which are often referred to as “junk,” have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. They may also be difficult to value and are illiquid.

An investment in our Securities involves certain risks, including, among other things, the risk of leverage and risks relating to investments in securities of small, private and developing businesses. Common shares of closed-end investment companies frequently trade at a discount to their net asset value per share. If our shares trade at a discount to their net asset value, this will likely increase the risk of loss to purchasers of our Securities. You should review carefully the risks and uncertainties, including the risk of leverage and dilution, described in the section titled “Risk Factors” included in, or incorporated by reference into, the applicable prospectus supplement and in any free writing prospectuses we have authorized for use in connection with a specific offering, and under similar headings in the other documents that are incorporated by reference into this prospectus before investing in our securities.

This prospectus contains information you should know before investing in our Securities, including information about risks. Please read it before you invest and keep it for future reference. Additional information about us, including our annual, quarterly and current reports, has been filed with the SEC and can be accessed at its website at www.sec.gov. This information is also available free of charge by writing to us at Investor Relations, Gladstone Investment Corporation, 1521 Westbranch Drive, Suite 100, McLean, VA 22102, by calling our toll-free investor relations line at 1-866-214-7543 or on our website at http://www.gladstoneinvestment.com. You may also call us collect at (703) 287-5893 to request this or other information or to make stockholder inquiries. See “Additional Information.” Information contained on our website is not incorporated by reference into this prospectus, and you should not consider that information to be part of this prospectus. This prospectus may not be used to consummate sales of securities unless accompanied by a prospectus supplement.

The SEC has not approved or disapproved these Securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense. This prospectus may not be used to consummate sales of securities unless accompanied by a prospectus supplement.

July 24, 2019

We have not authorized any dealer, salesman or other person to give any information or to make any representation other than those contained or incorporated by reference in this prospectus or any accompanying supplement to this prospectus. You must not rely upon any information or representation not contained or incorporated by reference in this prospectus or any accompanying prospectus supplement as if we had authorized it. This prospectus and any prospectus supplement do not constitute an offer to sell or a solicitation of any offer to buy any security other than the registered securities to which they relate, nor do they constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction to any person to whom it is unlawful to make such an offer or solicitation in such jurisdiction. The information contained or incorporated by reference in this prospectus and any prospectus supplement is accurate as of the dates on their respective covers only. Our business, financial condition, results of operations and prospects may have changed since such dates. We will update these documents to reflect material changes only as required by law.

This prospectus is part of a registration statement that we have filed with the SEC using the “shelf” registration process. Under the shelf registration process, we may offer, from time to time, up to $300,000,000 of our Securities on terms to be determined at the time of the offering. This prospectus provides you with a general description of the Securities that we may offer. Each time we use this prospectus to offer Securities, we will provide a prospectus supplement that will contain specific information about the terms of that offering. The prospectus supplement may also add, update or change information contained or incorporated by reference in this prospectus. To the extent required by law, we will amend or supplement the information contained or incorporated by reference in this prospectus and any accompanying prospectus supplement to reflect any material changes to such information subsequent to the date of the prospectus and any accompanying prospectus supplement and prior to the completion of any offering pursuant to the prospectus and any accompanying prospectus supplement. Please carefully read this prospectus and any accompanying prospectus supplement together with the additional information described under “Additional Information,” “Incorporation of Certain Information by Reference” and “Risk Factors” before you make an investment decision.

PROSPECTUS SUMMARY

The following summary highlights some of the information in this prospectus. It is not complete and may not contain all the information that you may want to consider. You should read the entire prospectus and any prospectus supplement carefully, including the section entitled “Risk Factors.” Except where the context suggests otherwise, the terms “we,” “us,” “our,” the “Company,” “the Fund” and “Gladstone Investment” refer to Gladstone Investment Corporation; “Adviser” refers to Gladstone Management Corporation; “Administrator” refers to Gladstone Administration, LLC; “Gladstone Commercial” refers to Gladstone Commercial Corporation; “Gladstone Capital” refers to Gladstone Capital Corporation; “Gladstone Land” refers to Gladstone Land Corporation; and “Gladstone Securities” refers to Gladstone Securities, LLC.

General

We were incorporated under the General Corporation Law of the State of Delaware on February 18, 2005. On June 22, 2005, we completed our initial public offering and commenced operations. We operate as an externally managed, closed-end, non-diversified management investment company and have elected to be treated as a BDC under the 1940 Act. For U.S. federal income tax purposes, we have elected to be treated as a RIC under Subchapter M of the Code. To continue to qualify as a RIC for U.S. federal income tax purposes and obtain favorable RIC tax treatment, we must meet certain requirements, including certain minimum distribution requirements. From our initial public offering in 2005 and through March 31, 2019, we made 165 consecutive monthly distributions to common stockholders.

Shares of our common stock, 6.250% Series D Cumulative Term Preferred Stock (“Series D Term Preferred Stock”), and 6.375% Series E Cumulative Term Preferred Stock (“Series E Term Preferred Stock”) are traded on the Nasdaq Global Select Market (“Nasdaq”) under the trading symbols “GAIN,” “GAINM,” and “GAINL,” respectively.

Investment Adviser and Administrator

We are externally managed by the Adviser, an affiliate of ours and an SEC registered investment adviser, pursuant to an investment advisory and management agreement (the “Advisory Agreement”). We have also entered into an administration agreement (the “Administration Agreement”) with the Administrator, an affiliate of ours and the Adviser. Each of the Adviser and the Administrator are privately-held companies that are indirectly owned and controlled by David Gladstone, our chairman and chief executive officer. Mr. Gladstone and Terry Lee Brubaker, our vice chairman and chief operating officer, also serve on the board of directors of the Adviser, the board of managers of the Administrator, and as executive officers of the Adviser and the Administrator. The Administrator employs, among others, our chief financial officer and treasurer, chief valuation officer, chief compliance officer, general counsel and secretary (who also serves as the president, general counsel and secretary of the Administrator) and their respective staffs. The Adviser and Administrator have extensive experience in our lines of business and also provide investment advisory and administrative services, respectively, to our affiliates, including: Gladstone Commercial, a publicly-traded real estate investment trust; Gladstone Capital, a publicly-traded BDC and RIC; and Gladstone Land, a publicly-traded real estate investment trust (together with “Gladstone Commercial” and “Gladstone Capital,” collectively the “Affiliated Public Funds”). In the future, the Adviser and Administrator may provide investment advisory and administrative services, respectively, to other funds and companies, both public and private.

The Adviser was organized as a corporation under the laws of the State of Delaware on July 2, 2002 and is a registered investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). The Administrator was organized as a limited liability company under the laws of the State of Delaware on March 18, 2005. The Adviser and Administrator are headquartered in McLean, Virginia, a suburb of Washington, D.C. The Adviser also has offices in several other states.

Investment Objectives and Strategy

We were established for the purpose of investing in debt and equity securities of established private businesses operating in the U.S. Our investment objectives are to: (i) achieve and grow current income by investing in debt securities of established businesses that we believe will provide stable earnings and cash flow to pay expenses, make principal and interest payments on our outstanding indebtedness and make distributions to stockholders that grow over time; and (ii) provide our stockholders with long-term capital appreciation in the value of our assets by investing in equity securities of established businesses, generally in combination with the aforementioned debt securities, that we believe can grow over time to permit us to sell our equity investments for capital gains. To achieve our investment objectives, our investment strategy is to invest in several categories of debt and equity securities, with individual investments generally totaling up to $30 million, although investment size may vary, depending upon our total assets or available capital at the time of investment. We expect that our investment portfolio over time will consist of approximately 75% in debt securities and 25% in equity securities, at cost. As of March 31, 2019, our investment portfolio was made up of 75.1% in debt securities and 24.9% in equity securities, at cost.

We focus on investing in lower middle market private businesses (which we generally define as private companies with annual earnings before interest, taxes, depreciation and amortization of $3 million to $20 million) in the U.S. that meet certain criteria, including, the following: the sustainability of the business’ free cash flow and its ability to grow it over time, adequate assets for loan collateral, experienced management teams with a significant ownership interest in the portfolio company, reasonable capitalization of the portfolio company, including an ample equity contribution or cushion based on prevailing enterprise valuation multiples, and the potential to realize appreciation and gain liquidity in our equity position, if any. We anticipate that liquidity in our equity position will be achieved through a merger, acquisition, or recapitalization of the portfolio company, a public offering of the portfolio company’s stock or, to a lesser extent, by exercising our right to require the portfolio company to repurchase our warrants, as applicable, though there can be no assurance that we will always have these rights. We invest in portfolio companies that need funds for growth capital, to finance acquisitions, including management buyouts, recapitalize or, to a lesser extent, refinance their existing debt facilities. We seek to avoid investing in high-risk, early-stage enterprises.

We invest by ourselves or jointly with other funds and/or management of the portfolio company, depending on the opportunity. In July 2012, the SEC granted us an exemptive order (the “Co-Investment Order”) that expanded our ability to co-invest, under certain circumstances, with certain of our affiliates, including Gladstone Capital and any future business development company or closed-end management investment company that is advised (or sub-advised if it controls the fund) by the Adviser, or any combination of the foregoing, subject to the conditions in the Co-Investment Order. Since 2012, we have opportunistically made several co-investments with Gladstone Capital pursuant to the Co-Investment Order. We believe the Co-Investment Order has enhanced and will continue to enhance our ability to further our investment objectives and strategies. If we are participating in an investment with one or more co-investors, whether or not an affiliate of ours, our investment is likely to be smaller than if we were investing alone.

In general, our investments in debt securities have a term of five years, accrue interest at variable rates (based on the one-month London Interbank Offered Rate (“LIBOR”)) and, to a lesser extent, at fixed rates. As of March 31, 2019, our loan portfolio consisted of 97.4% variable rate loans with floors and 2.6% fixed rate loans based on the total principal balance of all outstanding debt investments. We seek debt instruments that pay interest monthly or, at a minimum, quarterly, and which may include a yield enhancement such as a success fee or, to a lesser extent, deferred interest provision and are primarily interest only, with all principal and any accrued but unpaid interest due at maturity. Generally, success fees accrue at a set rate and are contractually due upon a change of control of the portfolio company. Some debt securities may have deferred interest whereby some portion of the interest payment is added to the principal balance so that the interest is paid, together with the principal, at maturity. This form of deferred interest is often called “paid-in-kind” (“PIK”) interest. As of March 31, 2019, we did not have any securities with a PIK feature.

Typically, our investments in equity securities take the form of common stock, preferred stock, limited liability company interests, or warrants or options to purchase any of the foregoing. Often, these equity investments occur in connection with our original investment, buyouts and recapitalizations of a business, or refinancing existing debt. From our initial public offering in 2005 through March 31, 2019, we made investments in 49 companies, excluding investments in syndicated loans.

We expect that our investment portfolio will continue to primarily include the following three categories of investments in private companies in the U.S.:

•

First Lien Secured Debt Securities: We seek to invest a portion of our assets in first lien secured debt securities also known as senior loans, senior term loans, lines of credit and senior notes. Using its assets as collateral, the borrower typically uses first lien secured debt to cover a substantial portion of the funding needs of the business. These debt securities usually take the form of first priority liens on all, or substantially all, of the assets of the business.

•

Second Lien Secured Debt Securities: We seek to invest a portion of our assets in second lien secured debt securities, which may also be referred to as subordinated loans, subordinated notes and mezzanine loans. These second lien secured debt securities rank junior to the borrower’s first lien secured debt securities and may be secured by second priority liens on all or a portion of the assets of the business. Additionally, we may receive other yield enhancements in addition to or in lieu of success fees, such as warrants to buy common and preferred stock or limited liability interests, in connection with these second lien secured debt securities.

•

Preferred and Common Equity/Equivalents: We seek to invest a portion of our assets in equity securities, which consist of preferred and common equity, limited liability company interests, warrants or options to acquire such securities, and are generally in combination with our debt investment in a business. Additionally, we may receive equity investments derived from restructurings on some of our existing debt investments. In many cases, we will own a significant portion of the equity of the businesses in which we invest.

Under the 1940 Act, we may not acquire any asset other than assets of the type listed in Section 55 of the 1940 Act, which are referred to as “qualifying assets” and generally include each of the investment types listed above, unless, at the time the acquisition is made, qualifying assets (other than certain assets related to our operations) represent at least 70.0% of our total assets. See “—Regulation as a BDC — Qualifying Assets” in our most recently filed Annual Report on Form 10-K for a discussion of the types of qualifying assets in which we are permitted to invest pursuant to Section 55(a) of the 1940 Act.

Because the majority of the loans in our portfolio consist of term debt in private companies that typically cannot or will not expend the resources to have their debt securities rated by a credit rating agency, we expect that most, if not all, of the debt securities we acquire will be unrated. Investors should assume that these loans would be rated below what is today considered “investment grade” quality. Investments rated below investment grade are often referred to as high yield securities or junk bonds and may be considered higher risk as compared to investment grade debt instruments.

Recent Developments

In May 2019, our $15.8 million debt investment in Old World Christmas, Inc. was paid off at par. In connection with the payoff, we also received an exit fee payment of $0.2 million.

RISK FACTORS

An investment in any securities offered pursuant to this prospectus involves substantial risks. You should carefully consider the risk factors incorporated by reference herein from our most recent Annual Report on Form 10-K and our subsequent Quarterly Reports on Form 10-Q and the other information contained in this prospectus, as updated, amended or superseded by our subsequent filings under the Exchange Act, and the risk factors and other information contained in any accompanying prospectus supplement before acquiring any of such securities. The occurrence of any of these risks could materially and adversely affect our business, prospects, financial condition, results of operations and cash flow and might cause you to lose all or part of your investment in the offered securities. Much of the business information, as well as the financial and operational data contained in our risk factors, is updated in our periodic reports filed with the SEC pursuant to the Exchange Act, which are also incorporated by reference into this prospectus. Although we believe the risk factors described below are the principal risk factors associated with an investment in our Securities as well as those factors generally associated with an investment company with investment objectives, investment policies, capital structure or trading markets similar to ours, please be aware that these are not the only risks we face and there may be additional risks that we do not presently know of or that we currently consider not likely to have a significant impact. New risks may emerge at any time and we cannot predict such risks or estimate the extent to which they may affect our business or our financial performance. Please also refer to the section entitled “Special Note Regarding Forward-Looking Statements” below.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

All statements contained or incorporated by reference in this prospectus or any accompanying prospectus supplement, other than historical facts, may constitute “forward-looking statements.” These statements may relate to, among other things, future events or our future operating results, our business prospects and the prospects of our portfolio companies, actual and potential conflicts of interest with the Adviser and its affiliates, the use of borrowed money to finance our investments, the adequacy of our financing sources and working capital, and our ability to co-invest, among other factors. In some cases, you can identify forward-looking statements by terminology such as “estimate,” “may,” “might,” “believe,” “will,” “provided,” “anticipate,” “future,” “could,” “growth,” “plan,” “project,” “intend,” “expect,” “should,” “would,” “if,” “seek,” “possible,” “potential,” “likely” or the negative or other variations of such terms or comparable terminology. These forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. Such factors include but are not limited to:

•	the recurrence of adverse changes in the economy and the capital markets;

•	risks associated with negotiation and consummation of pending and future transactions;

•	the loss of one or more of our executive officers, in particular David Gladstone, David Dullum or Terry Lee Brubaker;

•	changes in our investment objectives and strategy;

•	availability, terms (including the possibility of interest rate volatility) and deployment of capital;

•	changes in our industry, interest rates, exchange rates, regulation or the general economy;

•	our business prospects and the prospects of our portfolio companies;

•	the degree and nature of our competition;

•	changes in governmental regulation, tax rates and similar matters;

•	our ability to exit investments in a timely manner;

•	our ability to maintain our qualification as a RIC and as a BDC; and

•	those factors described or incorporated by reference in the “Risk Factors” section of this prospectus and any accompanying prospectus supplement.

We caution readers not to place undue reliance on any such forward-looking statements, which speak only as of the date made. Actual results could differ materially from those anticipated in our forward-looking statements and future results could differ materially from our historical performance. Except as required by law, we undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, after the date of this prospectus. Although we undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events, or otherwise, you are advised to consult any additional disclosures that we may make directly to you or through reports we have filed, or in the future may file, with the SEC, including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K. The forward-looking statements contained or incorporated by reference in this prospectus or any accompanying prospectus supplement are excluded from the safe harbor protection provided by the Private Securities Litigation Reform Act of 1995 and Section 27A of the Securities Act of 1933, as amended (the “Securities Act”).

USE OF PROCEEDS

Unless otherwise specified in any prospectus supplement accompanying this prospectus, we intend to use the net proceeds from the sale of the Securities first to pay down outstanding debt (which may include borrowings under our revolving credit facility with KeyBank National Association, as administrative agent (the “Credit Facility”), if any, then to make investments in accordance with our investment objectives and strategy, with any remaining proceeds to be used for other general corporate purposes. We intend to re-borrow under our Credit Facility to make investments in portfolio companies in accordance with our investment objectives and strategy depending on the availability of appropriate investment opportunities consistent with our investment objectives and strategy and market conditions. We anticipate that substantially all of the net proceeds of any offering of Securities will be utilized in the manner described above within three months of the completion of such offering. Pending such utilization, we intend to invest the net proceeds of any offering of Securities primarily in cash, cash equivalents, U.S. government securities, and other high-quality debt investments that mature in one year or less from the date of investment, consistent with the requirements for continued qualification as a RIC for federal income tax purposes. These temporary investments may have lower yields than our other investments and, accordingly, may result in lower distributions, if any, during such period. Our ability to achieve our investment objective may be limited to the extent that the net proceeds from an offering, pending full investment, are held in lower yielding interest-bearing deposits or other short-term instruments.

PORTFOLIO COMPANIES

The following table sets forth certain information as of March 31, 2019, regarding each portfolio company in which we had a debt or equity security as of such date. All such investments have been made in accordance with our investment objectives and strategies and our investment policies and procedures described in this prospectus. Under the 1940 Act, we may not acquire any non-qualifying assets unless, at the time such acquisition is made, qualifying assets represent at least 70% of our total assets. As of March 31, 2019, our investment in Funko Acquisition Holdings, LLC was considered a non-qualifying asset under Section 55 of the 1940 Act and represented less than 0.1% of total investments, at fair value.

Company	Industry	Investment	Percentage of Class Held on a Fully Diluted Basis	Cost	Fair Value
				(Dollar amounts in thousands) (unaudited)
NON-CONTROL/NON-AFFILIATE INVESTMENTS:
B-Dry, LLC 4300 Papermill Drive Knoxville, TN 37909	Personal, Food and Miscellaneous Services	Secured First Lien Line of Credit		$4,600	$—
		Secured First Lien Term Debt		6,443	—
		Secured First Lien Term Debt		840	—
		Preferred Stock	100.0%	2,516	—
		Common Stock	60.4%	300	—

				14,699	—
Bassett Creek Restoration, Inc. 9425 N. Burrage Avenue Portland, OR 97217	Diversified/Conglomerate Services	Secured First Lien Term Debt		28,000	28,000
		Preferred Stock	98.0%	4,900	—

				32,900	28,000
Counsel Press, Inc. 460 West 34 th Street, Fourth Floor New York, NY 10001	Diversified/Conglomerate Services	Secured First Lien Term Debt		18,000	18,000
		Secured First Lien Term Debt		5,500	5,500
		Preferred Stock	87.8%	6,995	16,720

				30,495	40,220
Country Club Enterprises, LLC 2D Express Drive W. Wareham, MA 02571	Automobile	Secured Second Lien Term Debt		4,000	3,920
		Guaranty		—	—

				4,000	3,920
Diligent Delivery Systems 333 N. Sam Houston Parkway E. Suite 100 Houston, TX 77060	Cargo Transport	Secured Second Lien Term Debt		12,933	13,163
		Common Stock Warrants	100.0%	500	2,327

				13,433	15,490
Educators Resource, Inc. 2575 Schillinger Road North Semmes, AL 36575	Healthcare, Education, and Childcare	Secured First Lien Term Debt		20,000	20,000
		Preferred Stock	55.0%	8,560	10,022

				28,560	30,022

Frontier Packaging, Inc. 1201 Andover Park East, Suite 101 Tukwila, WA 98188	Containers, Packaging, and Glass	Secured First Lien Term Debt		9,500	9,500
		Preferred Stock	67.8%	1,373	1,428
		Common Stock	57.6%	152	11,081

				11,025	22,009
Funko Acquisition Holdings, LLC 1202 Shuksan Way Everett, WA 98203	Personal and Non-Durable Consumer Products (Manufacturing Only)	Common Stock	0.001%	131	401

				131	401
Ginsey Home Solutions, Inc. 2078 Center Square Rd Swedesboro, NJ 08085	Home and Office Furnishings, Housewares, and Durable Consumer Products	Secured Second Lien Term Debt		13,300	13,300
		Preferred Stock	94.9%	9,583	15,845
		Common Stock	78.5%	8	—

				22,891	29,145
Jackrabbit, Inc. 471 Industrial Ave. Rippon, CA 95366	Farming and Agriculture	Secured First Lien Term Debt		11,000	11,000
		Preferred Stock	79.8%	3,556	5,632
		Common Stock	55.4%	94	2,565

				14,650	19,197
Nth Degree, Inc. 2675 Breckinridge Blvd., Suite 200 Duluth, GA 30096	Diversified/Conglomerate Service	Secured First Lien Term Debt		13,290	13,290
		Preferred Stock	53.2%	5,660	46,959

				18,950	60,249
SBS Industries, LLC 1843 N. 106th E. Ave Tulsa, OK 74116	Machinery (Nonagriculture, Nonconstruction, Nonelectronic)	Secured First Lien Term Debt		19,957	19,957
		Preferred Stock	94.9%	2,771	4,461
		Common Stock	70.5%	222	4,487

				22,950	28,905
Schylling, Inc. 21 High Street, Suite 400 North Andover, MA 01845	Leisure, Amusement, Motion Pictures, Entertainment	Secured First Lien Term Debt		13,081	13,081
		Secured First Lien Term Debt		8,500	8,500
		Secured First Lien Term Debt		6,000	6,000
		Preferred Stock	72.7%	4,000	4,255

				31,581	31,836
Tread Corporation 176 Eastpark Dr. Roanoke, VA 24019	Oil and Gas	Secured First Lien Line of Credit		3,216	3,216
		Preferred Stock	97.8%	3,768	1,140
		Common Stock	88.6%	753	—

				7,737	4,356
Total Non-Control/Non-Affiliate Investments (represents 50.3% of total investments at fair value)				$254,002	$313,750

AFFILIATE INVESTMENTS:
Alloy Die Casting Corp. 6550 Caballero Blvd Buena Park, CA 90620	Diversified/Conglomerate Manufacturing	Secured Second Lien Term Debt		$12,215	$12,032
		Secured Second Lien Term Debt		175	172
		Secured Second Lien Term Debt		910	896
		Preferred Stock	69.0%	5,114	7,616
		Common Stock	60.3%	41	1,551

				18,455	22,267
Brunswick Bowling Products, Inc. 525 West Laketon Ave. Muskegon, MI 49441	Home and Office Furnishings,	Secured First Lien Term Debt		17,700	17,700
	Housewares and Durable Consumer Products	Preferred Stock	98.2%	4,943	23,747

				22,643	41,447
B+T Group Acquisition, Inc. 1717 Boulder Ave #300 Tulsa, OK 74119	Telecommunications	Secured First Lien Line of Credit		1,225	1,225
		Secured First Lien Term Debt		14,000	14,000
		Preferred Stock	69.9%	4,196	—

				19,421	15,225
Channel Technologies Group, LLC 879 Ward Drive Santa Barbara, CA 93111	Diversified/Conglomerate Manufacturing	Preferred Stock	4.2%	1,841	—
		Common Stock	6.6%	—	—

				1,841	—
D.P.M.S., Inc. 950 George St. Santa Clara, CA 95054	Diversified/Conglomerate Manufacturing	Secured First Lien Term Debt		10,796	7,115
		Common Stock	40.2%	1	—

				10,797	7,115
Edge Adhesives Holdings, Inc. 5117 Northeast Pkwy Fort Worth, TX 76106	Diversified/Conglomerate Manufacturing	Secured First Lien Term Debt		9,300	8,951
		Secured First Lien Term Debt		3,000	2,902
		Preferred Stock	41.9%	3,774	—

				16,074	11,853
Head Country, Inc. 2116 North Ash St. Ponca City, OK 74601	Beverage, Food and Tobacco	Secured First Lien Term Debt		9,050	9,050
		Preferred Stock	88.9%	4,000	2,887

				13,050	11,937
ImageWorks Display and Marketing Group, Inc. 415 Wachovia Street Winston-Salem, NC 27101	Diversified/Conglomerate Services	Secured First Lien Term Debt		22,000	22,000

		Preferred Stock	50.4%	6,749	8,526

				28,749	30,526

J.R. Hobbs Co.—Atlanta, LLC 2021 Cedars Rd., Suite 100 Lawrenceville, GA 30043	Diversified/Conglomerate Services	Secured First Lien Term Debt		36,000	36,000
		Preferred Stock	98.7%	5,920	17,822

				41,920	53,822
Meridian Rack & Pinion, Inc. 6740 Cobra Way San Diego, CA 92121	Automobile	Secured First Lien Term Debt		9,660	5,796
		Preferred Stock	54.4%	3,381	—

				13,041	5,796
The Mountain Corporation 59 Optical Ave. Keene, NH 03431	Personal and Non-Durable Consumer Products (Manufacturing Only)	Secured First Lien Line of Credit		2,500	2,500
		Secured Second Lien Term Debt		11,700	5,169
		Preferred Stock	67.2%	6,899	—
		Common Stock	77.2%	1	—

				21,100	7,669
Old World Christmas, Inc. PO Box 8000 Spokane, WA 99203	Home and Office Furnishings, Housewares, and Durable Consumer Products	Secured First Lien Term Debt		15,770	15,770
		Preferred Stock	99.2%	6,180	15,909

				21,950	31,679
Pioneer Square Brands, Inc. 321 3rd Ave, Suite 40 Seattle, WA 98104	Personal and Non-Durable Consumer Products (Manufacturing Only)	Secured First Lien Term Debt		23,100	23,100
		Preferred Stock	60.0%	5,500	8,960

				28,600	32,060
PSI Molded Plastic, Inc. 5 Wickers Drive Wolfeboro, NH 03894	Chemicals, Plastics, and Rubber	Secured Second Lien Term Debt		26,618	16,641
		Preferred Stock	99.4%	9,730	—

				36,348	16,641
SOG Specialty Knives & Tools, LLC 6521 212th St. SW Lynnwood, WA 98036	Leisure, Amusement, Motion Pictures, Entertainment	Secured First Lien Term Debt		538	538
		Secured First Lien Term Debt		8,399	8,399
		Preferred Stock	70.9%	11,249	139

				20,186	9,076

Total Affiliate Investments (represents 47.6% of total investments at fair value)				$314,175	$297,113

CONTROL INVESTMENTS:
Galaxy Tool Holding Corporation 1111 Industrial Rd. Winfield, KS 67156	Aerospace and Defense	Secured Second Lien Line of Credit		$5,000	$5,000
		Secured Second Lien Term Debt		5,000	5,000
		Preferred Stock	86.1%	11,464	3,309
		Common Stock	55.0%	48	—

				21,512	13,309

Total Control Investments (represents 2.1% of total investments at fair value)				$21,512	$13,309

TOTAL INVESTMENTS				$589,689	$624,172

Significant Portfolio Companies

Set forth below is a brief description of each portfolio company in which we have made an investment whose fair value represented greater than 5% of our total assets as of March 31, 2019. Because of the relative size of our investments in these companies, we are exposed to a greater degree to the risks associated with these companies.

Counsel Press Inc. (“Counsel Press”)

Our investments in Counsel Press had an aggregate fair value of $40.2 million as of March 31, 2019 and included $7.0 million of preferred stock, at cost, and two secured first lien term loans with an aggregate principal amount outstanding of $23.5 million, which mature on March 31, 2020.

Counsel Press, headquartered in New York, New York, supports appellate attorneys and their clients pursuing appeals in courts across the U.S. The company provides document preparation, procedural and technical advice, and a full range of traditional printing and electronic filing services. Once engaged by a customer, Counsel Press organizes, prepares, and files appellate briefs, records and appendices.

Our Adviser has entered into a services agreement with Counsel Press, pursuant to which our Adviser has agreed to advise and provide certain management and consulting services as mutually agreed upon by Counsel Press and our Adviser.

Because of the relative size of this investment, we are exposed to the risks associated with Counsel Press’ business. Counsel Press’ business is dependent on the continued volume of appeals filed in the U.S. and the complexity of the rules for making such filings. Additionally, the death, disability or departure by one or more of Counsel Press’ senior managers could have a negative impact on its business and operations.

One of the Adviser’s managing directors, Erika Highland, serves as a director of Counsel Press’ board. Counsel Press’ principal executive office is located at 460 West 34th St., 4th Floor, New York New York 10001.

Brunswick Bowling Products, Inc. (“Brunswick”)

Our investments in Brunswick had an aggregate fair value of $41.4 million as of March 31, 2019 and included $4.9 million of preferred stock, at cost, and a secured first lien term loan with a principal amount outstanding of $17.7 million, which matures on January 19, 2023.

Founded in 1845, Brunswick, headquartered in Muskegon, Michigan, is a leader in the recreation industry and provides industry expertise, products, installation and maintenance for the development and renovation of new and existing bowling centers as well as mixed-use facilities across the entertainment industry.

Our Adviser has entered into a services agreement with Brunswick, pursuant to which our Adviser has agreed to advise and provide certain management and consulting services as mutually agreed upon by Brunswick and our Adviser.

Because of the relative size of this investment, we are exposed to the risks associated with Brunswick’s business. Brunswick’s business is dependent on the development and construction of new bowling and bowling-related venues, and a decline in the popularity of these venues would have a negative impact on Brunswick’s financial performance. Additionally, the death, disability or departure by one or more of Brunswick’s senior managers could have a negative impact on its business and operations.

One of the Adviser’s managing directors, Kyle Largent, serves as a director of Brunswick’s board. Brunswick’s principal executive office is located at 525 West Laketon Ave., Muskegon, Michigan 49441.

J.R. Hobbs Co. – Atlanta, LLC (“J.R. Hobbs”)

Our investments in J.R. Hobbs had an aggregate fair value of $53.8 million as of March 31, 2019 and included $5.9 million of preferred stock, at cost, and a secured first lien term loan with a principal amount outstanding of $36.0 million, which matures on October 1, 2023. Subsequent to March 31, 2019, we extended a line of credit to J.R. Hobbs with a total commitment amount of $10.0 million at a stated interest rate of LIBOR + 10.25%, which matures on October 10, 2019.

Founded in 1971, J.R. Hobbs is an HVAC installation subcontractor focused on the multifamily and light commercial construction market in the Southeast U.S. Based in Lawrenceville, Georgia, it provides general contractors, building owners, and developers with engineered HVAC solutions for their properties. Through its technical salesforce, rigorous pre-construction procedures, experienced team of senior field personnel, and decades of experience in the multi-family sector, J.R. Hobbs is a full-service HVAC subcontractor to its customers across the Southeast.

Our Adviser has entered into a services agreement with J.R. Hobbs, pursuant to which our Adviser has agreed to advise and provide certain management and consulting services as mutually agreed upon by J.R. Hobbs and our Adviser.

Because of the relative size of this investment, we are exposed to the risks associated with J.R. Hobbs’s business. J.R. Hobbs’ business is dependent on construction of multi-family buildings in the Southeast, and a decline in construction spending would have a negative impact on J.R. Hobbs’ ability to win new business. Additionally, the death, disability or departure by one or more of J.R. Hobbs’s senior managers could have a negative impact on its business and operations.

One of the Adviser’s managing directors, Peter Roushdy, serves as a director of J.R. Hobbs’s board. J.R. Hobbs’s principal executive office is located at 2021 Cedars Rd., Lawrenceville, Georgia 30043.

Nth Degree, Inc. (“Nth Degree”)

Our investments in Nth Degree had an aggregate fair value of $60.2 million as of March 31, 2019 and included $5.7 million of preferred stock, at cost, and a secured first lien term loan with a principal amount outstanding of $13.3 million, which matures on March 29, 2023.

Founded in 1979, Nth Degree is a multifaceted face-to-face event marketing and management services organization. Based outside of Atlanta, Georgia, Nth Degree operates two divisions. The labor division provides installation and dismantle services for tradeshow exhibits across the country. Nth Degree is the largest exhibitor-appointed provider of this service in the U.S. The events division provides event management services for large corporate events, managing logistics, sales and sponsorship, education services, and all other facets of these events.

Our Adviser has entered into a services agreement with Nth Degree, pursuant to which our Adviser has agreed to advise and provide certain management and consulting services as mutually agreed upon by Nth Degree and our Adviser.

Because of the relative size of this investment, we are exposed to the risks associated with Nth Degree’s business. The tradeshow industry is exposed to economic cycles as tradeshow expenditures are highly correlated with economic activity. Nth Degree’s events division has two large customers and the loss of either or both customers would have a significant impact on the company’s financial performance, however, these customers do not represent a significant percentage of the company’s overall revenue. Additionally, the death, disability or departure by one or more of Nth Degree’s senior managers could have a negative impact on its business and operations.

One of the Adviser’s managing directors, Kyle Largent, serves as a director of Nth Degree’s board. Nth Degree’s principal executive office is located at 2675 Breckinridge Boulevard, Duluth, Georgia 30096.

Old World Christmas, Inc. (“Old World”)

Our investments in Old World had an aggregate fair value of $31.7 million as of March 31, 2019 and included $6.2 million of preferred stock, at cost, and a secured first lien term loan with a principal amount outstanding of $15.8 million, which was repaid at par subsequent to March 31, 2019.

Old World, headquartered in Spokane, Washington, is a designer, manufacturer, and marketer of premium figural glass Christmas ornaments.

Our Adviser has entered into a services agreement with Old World, pursuant to which our Adviser has agreed to advise and provide certain management and consulting services as mutually agreed upon by Old World and our Adviser.

Because of the relative size of this investment, we are exposed to the risks associated with Old World’s business. Old World’s business is largely dependent on sales in physical retail stores within the United States, and the continued decline of physical retail could have a negative impact on Old World’s financial performance. Additionally, the death, disability or departure by one or more of Old World’s senior managers could have a negative impact on its business and operations.

One of the Adviser’s managing directors, Kyle Largent, serves as a director of Old World’s board. Old World’s principal executive office is located at 4007 East Main Ave., Spokane, Washington 99202.

Pioneer Square Brands, Inc. (“Pioneer”)

Our investments in Pioneer had an aggregate fair value of $32.1 million as of March 31, 2019 and included $5.5 million of preferred stock, at cost, and a secured first lien term loan with a principal amount outstanding of $23.1 million, which matures on August 25, 2022.

Pioneer, headquartered in Seattle, Washington, is a designer, manufacturer, and marketer of premium mobile technology bags and cases serving a diverse customer base, primarily in the K-12 education sector.

Our Adviser has entered into a services agreement with Pioneer, pursuant to which our Adviser has agreed to advise and provide certain management and consulting services as mutually agreed upon by Pioneer and our Adviser.

Because of the relative size of this investment, we are exposed to the risks associated with Pioneer’s business. Pioneer’s business is dependent on the continued adoption of electronic devices in K-12 curricula in the U.S., and a decline in the use of such devices would have a negative impact on Pioneer’s financial performance. Additionally, the death, disability or departure by one or more of Pioneer’s senior managers could have a negative impact on its business and operations.

One of the Adviser’s managing directors, Kyle Largent, serves as a director of Pioneer’s board. Pioneer’s principal executive office is located at 321 3rd Ave., Seattle, Washington 98104.

Schylling, Inc. (“Schylling”)

Our investments in Schylling had an aggregate fair value of $31.8 million as of March 31, 2019 and included $4.0 million of preferred stock, at cost, and three secured first lien term loans with an aggregate principal amount outstanding of $27.6 million, which mature on August 2, 2019.

Schylling, headquartered in Andover, Massachusetts, a leading designer, developer, and marketer of high-quality specialty toys sold primarily through the independent toy and gift channel.

Our Adviser has entered into a services agreement with Schylling, pursuant to which our Adviser has agreed to advise and provide certain management and consulting services as mutually agreed upon by Schylling and our Adviser.

Because of the relative size of this investment, we are exposed to the risks associated with Schylling’s business. Schylling’s business is largely dependent on sales in physical retail stores within the United States, and the continued decline of physical retail could have a negative impact on Schylling’s financial performance. Additionally, the death, disability or departure by one or more of Schylling’s senior managers could have a negative impact on its business and operations.

One of the Adviser’s managing directors, Kyle Largent, serves as a director of Schylling’s board. Schylling’s principal executive office is located at 21 High St #400, North Andover, Massachusetts 01845.

PORTFOLIO MANAGEMENT

We are externally managed by our Adviser, an affiliate of ours, under the Advisory Agreement and another of our affiliates, the Administrator provides administrative services to us pursuant to the Administration Agreement. Each of the Adviser and Administrator are privately-held companies that are indirectly owned and controlled by David Gladstone, our chairman and chief executive officer. Mr. Gladstone and Terry Lee Brubaker, our vice chairman and chief operating officer, also serve on the board of directors of the Adviser, the board of managers of the Administrator, and serve as executive officers of the Adviser and the Administrator. Our Adviser directly employs personnel that manage our portfolio investments and directly pays our payroll, benefits and general expenses regarding such personnel. The Administrator employs, among others, our chief financial officer and treasurer, chief valuation officer, chief compliance officer, general counsel and secretary (who also serves as the president of the Administrator) and their respective staffs. In addition to the fees payable under the Advisory Agreement and the Administration Agreement (as described below), we pay our direct expenses, including directors’ fees, legal and accounting fees and stockholder related expenses. The Adviser and Administrator have extensive experience in our lines of business and also provide investment advisory and administrative services, respectively, to our affiliates, including the Affiliated Public Funds. In the future, the Adviser and Administrator may provide investment advisory and administrative services, respectively, to other funds and companies, both public and private.

The principal executive office of the Adviser and Administrator is 1521 Westbranch Drive, Suite 100, McLean, Virginia 22102.

Management Services Provided to Us by our Adviser

Our Adviser is a Delaware corporation registered as an investment adviser under the Advisers Act. Subject to the overall supervision of our Board of Directors, our Adviser provides investment advisory and management services to us. Under the terms of our Advisory Agreement, our Adviser has investment discretion with respect to our capital and, in that regard:

•	determines the composition of our portfolio, the nature and timing of the changes to our portfolio, and the manner of implementing such changes;

•	identifies, evaluates, and negotiates the structure of the investments we make (including performing due diligence on our prospective portfolio companies);

•	closes and monitors the investments we make; and

•	makes available on our behalf, and provides if requested, managerial assistance to our portfolio companies.

Our Adviser’s services under the Advisory Agreement are not exclusive, and it is free to furnish similar services to other entities, provided that its services to us are not impaired.

Portfolio Management

Our Adviser takes a team approach to portfolio management; however, the following persons are primarily responsible for the day-to-day management of our portfolio and comprise our Adviser’s investment committee: David Gladstone, Terry Lee Brubaker and David Dullum, whom we refer to collectively as the Portfolio Managers. Our investment decisions are made on our behalf by the investment committee of our Adviser by unanimous decision.

Mr. Gladstone has served as the chairman and the chief executive officer of the Adviser, since he founded the Adviser in 2002 and on the board of managers of the Administrator since it was founded in 2005. Mr. Brubaker has served as the vice chairman, chief operating officer of the Adviser since 2002 and on the board of managers of the Administrator since 2005. Mr. Dullum has served as an executive managing director of the Adviser since 2008. For more complete biographical information of Messrs. Gladstone, Brubaker and Dullum, please see our most recent definitive proxy statement.

As discussed above, the Portfolio Managers are all officers or directors, or both, of our Adviser, and Messrs. Gladstone and Brubaker are managers of the Administrator. Mr. Gladstone is also the controlling stockholder of the parent company of the Adviser and the Administrator. Although we believe that the terms of the Advisory Agreement and the Administration Agreement are no less favorable to us than those that could be obtained from unaffiliated third parties in arms’ length transactions, our Adviser and Administrator and their officers and its directors have a material interest in the terms of these agreement. Based on an analysis of publicly available information, the Board of Directors believes that the terms and the fees payable under the Advisory Agreement and the Administration Agreement are similar to those of the agreements between other BDCs that do not maintain equity incentive plans and their external investment advisers and administrators.

Our Adviser and Administrator provide investment advisory and administration services, respectively, to the other Affiliated Public Funds. As such, certain of our Portfolio Managers also are primarily responsible for the day-to-day management of the portfolios of other pooled investment vehicles in the Affiliated Public Funds that are managed by the Adviser. As of the date hereof, Messrs. Gladstone, Brubaker and Robert Marcotte (the president of Gladstone Capital and an executive managing director of the Adviser) are primarily responsible for the day-to-day management of the portfolio of Gladstone Capital, another publicly-traded BDC; Messrs. Gladstone, Brubaker and Robert Cutlip (the president of Gladstone Commercial and an executive managing director of the Adviser) are primarily responsible for the day-to-day management of Gladstone Commercial, a publicly-traded real estate investment trust; and Messrs. Gladstone and Brubaker are primarily responsible for the day-to-day management of Gladstone Land, a publicly traded real estate investment trust. As of March 31, 2019, the Adviser had an aggregate of approximately $2.5 billion in total assets under management in the Company and the Affiliated Public Funds, all of which is subject to performance-based advisory fees and for which Messrs. Gladstone and Brubaker are primarily responsible for the day-to-day management.

Conflicts of Interest

As discussed above, the Portfolio Managers who are our executive officers and directors, and the officers and directors of the Adviser, serve or may serve as officers, directors, or principals of entities that operate in the same or a related line of business as we do or of investment funds managed by our affiliates. Accordingly, they may have obligations to investors in those entities, the fulfillment of which might not be in the best interests of us or our stockholders. For example, Mr. Gladstone, our chairman and chief executive officer, is chairman of the board and chief executive officer of the Adviser, the Administrator and the Affiliated Public Funds. In addition, Mr. Brubaker, our vice chairman and chief operating officer, is vice chairman and chief operating officer of the Adviser, the Administrator and the Affiliated Public Funds. Mr. Dullum, our president, is an executive managing director of the Adviser. Moreover, the Adviser may establish or sponsor other investment vehicles which from time to time may have potentially overlapping investment objectives with ours and accordingly may invest in, whether principally or secondarily, asset classes we target. While the Adviser generally has broad authority to make investments on behalf of the investment vehicles that it advises, the Adviser has adopted investment allocation procedures to address these potential conflicts and intends to direct investment opportunities to the Company or the Affiliated Public Fund with the investment strategy that most closely fits the investment opportunity. Nevertheless, the management of the Adviser may face conflicts in the allocation of investment opportunities to other entities managed by the Adviser. As a result, it is possible that we may not be given the opportunity to participate in certain investments made by other funds managed by the Adviser.

In certain circumstances, we may make investments in a portfolio company in which one of our affiliates has or will have an investment, subject to satisfaction of any regulatory restrictions and, where required, the prior approval of our Board of Directors. As of March 31, 2019, our Board of Directors has approved the following types of transactions:

•

Our affiliate, Gladstone Commercial, may, under certain circumstances, lease property to portfolio companies that we do not control. We may pursue such transactions only if (i) the portfolio company is not controlled by us or any of our affiliates, (ii) the portfolio company satisfies the tenant underwriting criteria of Gladstone Commercial, and (iii) the transaction is approved by a majority of our independent directors and a majority of the independent directors of Gladstone Commercial. We expect that any such negotiations between Gladstone Commercial and our portfolio companies would result in lease terms consistent with the terms that the portfolio companies would be likely to receive were they not portfolio companies of ours.

•

We may invest simultaneously with our affiliate Gladstone Capital in senior loans in the broadly syndicated market whereby neither we nor any affiliate has the ability to dictate the terms of the loans.

•

Pursuant to the Co-Investment Order, under certain circumstances, we may co-invest with Gladstone Capital and any future BDC or closed-end management investment company that is advised by the Adviser (or sub-advised by the Adviser if it controls the fund) or any combination of the foregoing subject to the conditions included therein.

Certain of our officers, who are also officers of the Adviser, may from time to time serve as directors of certain of our portfolio companies. If an officer serves in such capacity with one of our portfolio companies, such officer will owe fiduciary duties to stockholders of the portfolio company, which duties may from time to time conflict with the interests of our stockholders.

In the course of our investing activities, we will pay management and incentive fees to the Adviser and will reimburse the Administrator for certain expenses it incurs. As a result, investors in our common stock will invest on a “gross” basis and receive distributions on a “net” basis after expenses, resulting in a lower rate of return than one might achieve through our investors themselves making direct investments. As a result of this arrangement, there may be times when the management team of the Adviser has interests that differ from those of our stockholders, giving rise to a conflict. In addition, as a BDC, we make available significant managerial assistance to our portfolio companies and provide other services to such portfolio companies. While neither we nor the Adviser currently receive fees in connection with managerial assistance, the Adviser and Gladstone Securities have, at various times, provided other services to certain of our portfolio companies and received fees for services other than managerial assistance as discussed in “Business— Ongoing Management of Investments and Portfolio Company Relationships — Managerial Assistance and Services” in our most recent Annual Report on Form 10-K.

Portfolio Manager Compensation

The Portfolio Managers receive compensation from our Adviser in the form of a base salary plus a bonus. Each Portfolio Manager’s base salary is determined by a review of salary surveys for persons with comparable experience who are serving in comparable capacities in the industry. Each Portfolio Manager’s base salary is set and reviewed yearly. Like all employees of the Adviser, a Portfolio Manager’s bonus is tied to the post-tax performance of the Adviser and the entities that it advises. A Portfolio Manager’s bonus increases or decreases when the Adviser’s income increases or decreases. The Adviser’s income, in turn, is directly tied to the management and incentive fees earned in managing its investment funds, including Gladstone Investment. Pursuant to the Advisory Agreement, the Adviser receives a base management fee and an incentive fee based on net investment income in excess of the hurdle rates and capital gains as set out in the Advisory Agreement. During the fiscal years ended March 31, 2019, 2018 and 2017, we incurred net fees of approximately $22.3 million, $13.4 million and $11.2 million, respectively, to our Adviser under the Advisory Agreement. See “Business – Transactions with Related Parties – Investment Advisory and Management Agreement” in our most recent Annual Report on Form 10-K for a full discussion of how such fees are computed and paid. A discussion regarding the basis for the Board of Directors approving the Advisory Agreement is available in our Annual Report on Form 10-K for the fiscal year ended March 31, 2019.

Portfolio Manager Beneficial Ownership

The following table sets forth, as of June 7, 2019, the dollar range of equity securities that are beneficially owned by each of our Portfolio Managers.

Name	Dollar Range of Equity Securities of the Company Owned by Directors (1)(2)
David Gladstone	Over $1,000,000
Terry Lee Brubaker	Over $1,000,000
David A.R. Dullum	Over $1,000,000

(1)	Ownership is calculated in accordance with Rule 16-1(a)(2) of the Exchange Act.
(2)

The dollar range of equity securities beneficially owned is calculated by multiplying the closing price of the respective class as reported on Nasdaq as of June 7, 2019, times the number of shares of the respective class so beneficially owned and aggregated accordingly.

SALES OF COMMON STOCK BELOW NET ASSET VALUE

At our 2018 annual stockholders meeting, our stockholders approved our ability to sell or otherwise issue shares of our common stock at a price below the then current net asset value (“NAV”) per common share during a period beginning on August 9, 2018 and expiring on the first anniversary of such date (the “Stockholder Approval”). We are seeking a similar approval at our 2019 annual meeting of stockholders in August 2019. To sell shares of common stock at a price below NAV per share pursuant to the Stockholder Approval, the 1940 Act mandates that a majority of our directors who have no financial interest in the sale and a majority of our independent directors must have determined (i) that such sale and issuance is in our best interests and in the best interests of our stockholders and (ii) in consultation with any underwriter or underwriters of the offering, make a good faith determination as of a time either immediately prior to the first solicitation by us or on our behalf of firm commitments to purchase such shares of common stock or immediately prior to the issuance of such common stock that the price at which such shares of common stock are to be sold is not less than a price which closely approximates the market value of those shares of common stock, less any underwriting commissions or discounts.

In addition to the mandates of the 1940 Act pertaining to issuances and sales of common stock at a price below NAV per share, our Stockholder Approval requires that the total number of shares issued and sold pursuant to such Stockholder Approval may not exceed 25% of our currently outstanding common stock immediately prior to each such sale.

Any offering of common stock below its NAV per share will be designed to raise capital for investment in accordance with our investment objectives.

In making a determination that an offering of common stock below its NAV per share is in our and our stockholders’ best interests, our Board of Directors will consider a variety of factors including, but not limited to:

•	the effect that an offering below NAV per share would have on our stockholders, including the potential dilution they would experience as a result of the offering;

•	the amount per share by which the offering price per share and the net proceeds per share are less than our most recently determined NAV per share;

•	the relationship of recent market prices of our common stock to NAV per share and the potential impact of the offering on the market price per share of our common stock;

•	whether the estimated offering price would closely approximate the market value of shares of our common stock;

•	the nature of any new investors anticipated to acquire shares of our common stock in the offering;

•	the anticipated rate of return on and quality, type and availability of investments; and

•	the leverage available to us.

Our Board of Directors will also consider the fact that sales of shares of common stock at a discount will benefit the Adviser as the Adviser will ultimately earn additional investment management fees on the proceeds of such offerings, as it would from the offering of any other securities of the Company or from the offering of common stock at a premium to NAV per share.

We will not sell shares of our common stock under this prospectus or an accompanying prospectus supplement pursuant to the Stockholder Approval without first filing a post-effective amendment to the registration statement if the cumulative dilution to the Company’s NAV per share from offerings under the registration statement exceeds 15%. This would be measured separately for each offering pursuant to the registration statement by calculating the percentage dilution or accretion to aggregate NAV from that offering and then summing the percentage from each offering. For example, if our most recently determined NAV per share at the time of the first offering is $10.00 and we have 140 million shares outstanding, the sale of 35 million shares at net proceeds to us (after discounts, commissions and offering expenses) of $5.00 per share (a 50% discount) would produce dilution of 10%. If we subsequently determined that our NAV per share increased to $11.00 on the then 175 million shares outstanding and then made an additional offering, we could, for example, sell approximately an additional 43.75 million shares at net proceeds to us (after discounts, commissions and offering expenses) of $8.25 per share, which would produce dilution of 5%, before we would reach the aggregate 15% limit. If we file a new post-effective amendment, the threshold would reset.

Sales by us of our common stock at a discount from NAV per share pose potential risks for our existing stockholders whether or not they participate in the offering, as well as for new investors who participate in the offering. Any sale of common stock at a price below NAV per share would result in an immediate dilution to existing common stockholders who do not participate in such sale on at least a pro-rata basis. See “Risk Factors” in this prospectus.

The following three headings and accompanying tables explain and provide hypothetical examples on the impact of an offering of our common stock at a price less than NAV per share on three different types of investors:

•	existing stockholders who do not purchase any shares in the offering;

•	existing stockholders who purchase a relative small amount of shares in the offering or a relatively large amount of shares in the offering; and

•	new investors who become stockholders by purchasing shares in the offering.

Impact on Existing Stockholders Who Do Not Participate in an Offering

Our existing common stockholders who do not participate in an offering below NAV per share or who do not buy additional shares in the secondary market at the same or lower price we obtain in the offering (after expenses and commissions) face the greatest potential risks. These stockholders will experience an immediate decrease (often called dilution) in the NAV of the shares they hold and their NAV per share. These stockholders will also experience a disproportionately greater decrease in their participation in our earnings and assets and their voting power than the increase we will experience in our assets due to the offering. These stockholders may also experience a decline in the market price of their shares, which often reflects to some degree announced or potential decreases in NAV per share. This decrease could be more pronounced as the size of the offering and level of discounts increase. Further, if current common stockholders do not purchase sufficient shares to maintain their percentage interest, regardless of whether such offering is above or below the then current NAV, their voting power will be diluted.

The following table illustrates the level of NAV dilution that would be experienced by a nonparticipating common stockholder in three different hypothetical offerings of different sizes and levels of discount from NAV per share, although it is not possible to predict the level of market price decline that may occur. Actual sales prices and discounts may differ from the presentation below.

The examples assume that we have 1,000,000 common shares outstanding, $15,000,000 in total assets and $5,000,000 in total liabilities. The current NAV and NAV per share are thus $10,000,000 and $10.00, respectively. The table illustrates the dilutive effect on a nonparticipating common stockholder of (1) an offering of 50,000 shares (5% of the outstanding shares) at $9.50 per share after offering expenses and commission (a 5% discount from NAV), (2) an offering of 100,000 shares (10% of the outstanding shares) at $9.00 per share after offering expenses and commissions (a 10% discount from NAV) and (3) an offering of 250,000 shares (25% of the outstanding shares) at $7.50 per share after offering expenses and commissions (a 25% discount from NAV).

The prospectus supplement pursuant to which any offering at a price below NAV per share is made will include a chart based on the actual number of shares of common stock in such offering and the actual discount to the most recently determined NAV.

		Example 1 5% Offering at 5% Discount		Example 2 10% Offering at 10% Discount		Example 3 25% Offering at 25% Discount
	Prior to Sale Below NAV	Following Sale	% Change	Following Sale	% Change	Following Sale	% Change
Offering Price
Price per Share to Public	—	$10.00	—	$9.47	—	$7.90	—
Net Proceeds per Share to Issuer	—	$9.50	—	$9.00	—	$7.50	—
Decrease to NAV per Share
Total Shares Outstanding.	1,000,000	1,050,000	5.00%	1,100,000	10.00%	1,250,000	25.00%
NAV per Share.	$10.00	$9.98	(0.20)%	$9.91	(0.90)%	$9.50	(5.00)%
Dilution to Stockholder

Shares Held by Common Stockholder	10,000	10,000	—	10,000	—	10,000	—
Percentage Held by Common Stockholder	1.0%	0.95%	(4.76)%	0.91%	(9.09)%	0.830%	(20.00)%
Total Asset Values
Total NAV Held by Common Stockholder	$100,000	$99,800	(0.20)%	$99,100	(0.90)%	$95,000	(5.00)%
Total Investment by Common Stockholder (Assumed to be $10.00 per Share)	$100,000	$100,000	—	$100,000	—	$100,000	—
Total Dilution to Common Stockholder (Total NAV Less Total Investment)	—	$(200)	—	$(900)	—	$(5,000)	—
Per Share Amounts
NAV Per Share Held by Common Stockholder	—	$9.98	—	$9.91	—	$9.50	—
Investment per Share Held by Common Stockholder (Assumed to be $10.00 per Share on Shares Held prior to Sale)	$10.00	$10.00	—	$10.00	—	$10.00	—
Dilution per Share Held by Common Stockholder (NAV per Share Less Investment per Share)	—	$(0.02)	—	$(0.09)	—	$(0.50)	—
Percentage Dilution to Common Stockholder (Dilution per Share Divided by Investment per Share)	—	—	(0.20)%	—	(0.90)%	—	(5.00)%

Impact on Existing Stockholders Who Do Participate in an Offering

Our existing common stockholders who participate in an offering below NAV per share or who buy additional shares in the secondary market at the same or lower price as we obtain in the offering (after expenses and commissions) will experience the same types of NAV dilution as the nonparticipating common stockholders, albeit at a lower level, to the extent they purchase less than the same percentage of the discounted offering as their interest in our shares immediately prior to the offering. The level of NAV dilution will decrease as the number of shares such common stockholders purchase increases. Existing common stockholders who buy more than such percentage will experience NAV dilution but will, in contrast to existing common stockholders who purchase less than their proportionate share of the offering, experience an increase (often called accretion) in NAV per share over their investment per share and will also experience a disproportionately greater increase in their participation in our earnings and assets and their voting power than our increase in assets due to an offering. The level of accretion will increase as the excess number of shares such common stockholder purchases increases. Even a common stockholder who over-participates will, however, be subject to the risk that we may make additional offerings at a price below NAV per share in which such common stockholder does not participate, in which case such a stockholder will experience NAV dilution as described above in such subsequent offerings. These stockholders may also experience a decline in the market price of their shares, which often reflects to some degree announced or potential decreases in NAV per share. This decrease could be more pronounced as the size of an offering and level of discount to NAV increases.

The following chart illustrates the level of dilution and accretion in the hypothetical 25% discount offering from the prior chart for a common stockholder that acquires shares equal to (1) 50% of its proportionate share of an offering (i.e., 1,250 shares, which is 0.50% of an offering 250,000 shares rather than its 1% proportionate share) and (2) 150% of such percentage (i.e., 3,750 shares, which is 1.50% of an offering of 250,000 shares rather than its 1% proportionate share). The prospectus supplement pursuant to which any offering at a price below NAV per share is made will include a chart for this example based on the actual number of shares in such offering and the actual discount from the most recently determined NAV per share. It is not possible to predict the level of market price decline that may occur.

		50% Participation		150% Participation
	Prior to Sale Below NAV	Following Sale	% Change	Following Sale	% Change
Offering Price
Price per Share to Public	—	$7.90	—	$7.90	—
Net Proceeds per Share to Issuer	—	$7.50	—	$7.50	—
Increases in Shares and Decrease to NAV per Share
Total Shares Outstanding	1,000,000	1,250,000	25.00%	1,250,000	25.00%
NAV per Share	$10.00	$9.50	(5.00)%	$9.50	(5.00)%
Dilution/Accretion to Stockholder
Shares Held by Common Stockholder	10,000	11,250	12.50%	13,750	37.50%
Percentage Held by Common Stockholder	1.0%	0.90%	(10.00)%	1.10%	10.00%
Total Asset Values
Total NAV Held by Common Stockholder	$100,000	$106,875	6.88%	$130,625	30.63%
Total Investment by Common Stockholder (Assumed to be $10.00 per Share on Shares Held prior to Sale)	$100,000	$109,875	—	$129,625	—
Total Dilution/Accretion to Common Stockholder (Total NAV Less Total Investment)	—	$(3,000)	—	$1,000	—
Per Share Amounts
NAV Per Share Held by Common Stockholder	—	$9.50	—	$9.50	—
Investment per Share Held by Common Stockholder (Assumed to be $10.00 per Share on Shares Held prior to Sale)	$10.00	$9.77	(2.33)%	$9.43	(5.73)%
Dilution/Accretion per Share Held by Common Stockholder (NAV per Share Less Investment per Share)	—	$(0.27)	—	$0.07	—
Percentage Dilution/Accretion to Common Stockholder (Dilution/Accretion per Share Divided by Investment per Share)	—	—	(2.73)%	—	0.77%

Impact on New Investors

Investors who are not currently common stockholders, but who participate in an offering below NAV and whose investment per share is greater than the resulting NAV per share (due to selling compensation and expenses paid by us) will experience an immediate decrease, albeit small, in the NAV of their shares and their NAV per share compared to the price they pay for their shares. Investors who are not currently common stockholders and who participate in an offering below NAV per share and whose investment per share is also less than the resulting NAV per share after selling compensation and expenses paid by the issuer being significantly less than the discount per share will experience an immediate increase in the NAV of their common shares and their NAV per share compared to the price they pay for their shares. These investors will, however, be subject to the risk that we may make additional offerings at a price below NAV per share in which such new common stockholder does not participate, in which case such new common stockholder will experience dilution as described above in such subsequent offerings. These investors may also experience a decline in the market price of their shares, which often reflects to some degree announced or potential decreases in NAV per share. This decrease could be more pronounced as the size of an offering and level of discounts increases.

The following chart illustrates the level of dilution or accretion for new investors that would be experienced by a new investor in the same 5%, 10% and 25% discounted offerings as described in the first chart above. The illustration is for a new investor who purchases the same percentage (1%) of the common shares in the offering as the stockholder in the prior examples held immediately prior to the offering. The prospectus supplement pursuant to which any discounted offering is made will include a chart for this example based on the actual number of shares in such offering and the actual discount from the most recently determined NAV per share. It is not possible to predict the level of market price decline that may occur.

		Example 1 5% Offering at 5% Discount		Example 2 10% Offering at 10% Discount		Example 3 25% Offering at 25% Discount
	Prior to Sale Below NAV	Following Sale	% Change	Following Sale	% Change	Following Sale	% Change
Offering Price
Price per Share to Public	—	$10.00	—	$9.47	—	$7.90	—
Net Proceeds per Share to Issuer	—	$9.50	—	$9.00	—	$7.50	—
Decrease to NAV per Share
Total Shares Outstanding	1,000,000	1,050,000	5.00%	1,100,000	10.00%	1,250,000	25.00%
NAV per Share	$10.00	$9.98	(0.20)%	$9.91	(0.90)%	$9.50	(5.00)%
Dilution/Accretion to Stockholder
Shares Held by Common Stockholder	—	500	—	1,000	—	2,500	—
Percentage Held by Common Stockholder	0.0%	0.05%	—	0.09%	—	0.20%	—
Total Asset Values
Total NAV Held by Common Stockholder	—	$4,990	—	$9,910	—	$23,750	—
Total Investment by Common Stockholder	—	$5,000	—	$9,470	—	$19,750	—
Total Dilution/Accretion to Common Stockholder (Total NAV Less Total Investment)	—	$(10)	—	$440	—	$4,000	—
Per Share Amounts
NAV Per Share Held by Common Stockholder	—	$9.98	—	$9.91	—	$9.50	—
Investment per Share Held by Common Stockholder	—	$10.00	—	$9.47	—	$7.90	—
Dilution/Accretion per Share Held by Common Stockholder (NAV per Share Less Investment per Share)	—	$(0.02)	—	$0.44	—	$1.60	—
Percentage Dilution/Accretion to Common Stockholder (Dilution/Accretion per Share Divided by Investment per Share)	—	—	(0.20)%	—	4.65%	—	20.25%

DIVIDEND REINVESTMENT PLAN

Our transfer agency and services agreement with our transfer agent, Computershare, Inc. (“Computershare”) authorizes Computershare to provide a dividend reinvestment plan that allows for reinvestment of our distributions on behalf of our common stockholders upon their election as provided below. As a result, if our Board of Directors authorizes, and we declare, a cash dividend, then our common stockholders who have “opted in” to the dividend reinvestment plan will not receive cash dividends but, instead, such cash dividends will automatically be reinvested in additional shares of our common stock.

Pursuant to the dividend reinvestment plan, if your shares of our common stock are registered in your own name you can have all distributions reinvested in additional shares of our common stock by Computershare, as the plan agent, if you enroll in the dividend reinvestment plan by delivering an enrollment form to the plan agent prior to the corresponding dividend record date, available at www.computershare.com/investor. The plan agent will effect purchases of our common stock under the dividend reinvestment plan in the open market.

If you do not elect to participate in the dividend reinvestment plan, you will receive all distributions in cash paid by check mailed directly to you (or if you hold your shares in street or other nominee name, then to your nominee) as of the relevant record date, by the plan agent, as our distribution disbursing agent. If your shares are held in the name of a broker or nominee, you can transfer the shares into your own name and then enroll in the dividend reinvestment plan or contact your broker or nominee to determine if they offer a dividend reinvestment plan.

The plan agent serves as agent for the holders of our common stock in administering the dividend reinvestment plan. After we declare a dividend, the plan agent will, as agent for the participants, receive the cash payment and use it to buy common stock on Nasdaq or elsewhere for the participants’ accounts. The price of the shares will be the weighted average price of all shares purchased by the plan agent on such trade date or dates.

Stockholders can obtain additional information about, and participants in the dividend reinvestment plan may withdraw from, the dividend reinvestment plan at any time by contacting Computershare online at www.computershare.com/investor, via telephone at (781) 575-2000 or by mailing a request to 250 Royall Street, Canton, Massachusetts 02021 or by selling or transferring all applicable shares. If the plan agent receives a request to withdraw near a dividend record date, the plan agent, in its sole discretion, may either distribute such dividends in cash or reinvest the shares on behalf of the withdrawing participant. If such dividends are reinvested, the plan agent will process the withdrawal as soon as practicable, but in no event later than five business days after the reinvestment is completed.

The plan agent will maintain each participant’s account in the dividend reinvestment plan and will furnish periodic written confirmations of all transactions in such account, including information needed by the stockholder for personal and tax records. Common stock in the account of each dividend reinvestment plan participant will be held by the plan agent in non-certificated form in the name of such participant; however participants may request that such shares be certificated in their name. The plan agent will provide proxy materials relating to our stockholders’ meetings that will include those shares purchased through the plan agent, as well as shares held pursuant to the dividend reinvestment plan.

We pay the plan agent’s fees for the handling or reinvestment of dividends and other distributions. If a participant elects by written notice to the plan agent prior to termination of his or her account to have the plan agent sell part or all of the shares held by the plan agent in the participant’s account and remit the proceeds to the participant, the plan agent is authorized to deduct a transaction fee of $15.00 for each batch order sale and $25.00 for each market order, day limit order and good-til-canceled limit order sale, plus brokerage commissions of $0.10 per share, from the proceeds. The participants in the dividend reinvestment plan will also bear a transaction fee of up to $5.00, plus per share brokerage commissions of $0.10, incurred with respect to open market purchases.

Distributions are taxable whether paid in cash or reinvested in additional shares, and the reinvestment of distributions pursuant to the dividend reinvestment plan will not relieve participants of any U.S. federal income tax or state income tax that may be payable or required to be withheld on such distributions. For more information regarding taxes that our stockholders may be required to pay, see “Material U.S. Federal Income Tax Considerations.”

MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a general summary of the material U.S. federal income tax considerations applicable to us, to our qualification and taxation as a RIC for U.S. federal income tax purposes under Subchapter M of the Code and to an investment in our common stock.

This summary does not purport to be a complete description of all the income tax considerations applicable to such an investment. For example, this summary does not describe all of the tax consequences that may be relevant to certain types of holders subject to special treatment under U.S. federal income tax laws, including stockholders subject to the alternative minimum tax, tax-exempt organizations, insurance companies, dealers in securities, a trader in securities that elects to use a mark-to-market method of accounting for its securities holdings, pension plans and trusts, financial institutions, real estate investment trusts, RICs, U.S. persons with a functional currency other than the U.S. dollar, non-U.S. stockholders (as defined below) engaged in a trade or business in the United States or entitled to claim the benefits of an applicable income tax treaty, persons who have ceased to be U.S. citizens or to be taxed as residents of the United States, “controlled foreign corporations,” “passive foreign investment companies” and persons that will hold our common stock as a position in a “straddle,” “hedge” or as part of a “constructive sale” for U.S. federal income tax purposes or to the owners or partners of a stockholder. If we issue preferred stock that may be convertible into or exercisable or exchangeable for securities or other property or preferred stock with other terms that may have different U.S. federal income tax consequences that those described in this summary, the U.S. federal income tax consequences of that preferred stock will be described in the relevant prospectus supplement. This summary assumes that investors hold our common stock as capital assets (within the meaning of the Code). The discussion is based upon the Code, its legislative history, existing and proposed U.S. Treasury regulations and published rulings and court decisions all as currently in effect, all of which are subject to change or differing interpretations, possibly retroactively, which could affect the continuing validity of this discussion. We have not sought, and do not expect to seek, any ruling from the Internal Revenue Service (“IRS”) regarding any matter discussed herein, and this discussion is not binding on the IRS. Accordingly, there can be no assurance that the IRS will not assert, and a court will not sustain, a position contrary to any of the tax consequences discussed herein. This summary does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax. It does not discuss the special treatment under U.S. federal income tax laws that could result if we invest in tax-exempt securities or certain other investment assets. For purposes of this discussion, a “U.S. stockholder” generally is a beneficial owner of our common stock who is for U.S. federal income tax purposes:

•	an individual who is a citizen or resident of the United States;

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a corporation, or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof, including, for this purpose, the District of Columbia;

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a trust if (i) a U.S. court within the United States is able to exercise primary supervision over its administration and one or more U.S. persons (as defined in the Code) have the authority to control all of the substantial decisions of the trust, or (ii) the trust has in effect a valid election to be treated as a domestic trust for U.S. federal income tax purposes; or

•	an estate, the income of which is subject to U.S. federal income taxation regardless of its source.

For purposes of this discussion, a “non-U.S. stockholder” generally is a beneficial owner of our common stock that is neither a U.S. stockholder nor an entity treated as a partnership for U.S. federal income tax purposes.

If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds our common stock, the tax treatment of a partner in the partnership generally will depend upon the status of the partner and the activities of the partnership. Prospective beneficial owners of our common stock that are partnerships or partners in such partnerships should consult their own tax advisers with respect to the purchase, ownership and disposition of our common stock.

Tax matters are very complicated, and the tax consequences to an investor of an investment in our common stock will depend on the facts of such investor’s particular situation. Investors are encouraged to consult their own tax advisors regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of U.S. federal, state, local and foreign tax laws, eligibility for the benefits of any applicable income tax treaty and the effect of any possible changes in the tax laws.

Election to be Taxed as a RIC

We have elected to be treated, and intend to operate in a manner so as to continuously qualify annually thereafter, as a RIC for U.S. federal income tax purposes. As a RIC, we generally do not pay corporate-level U.S. federal income taxes on any net ordinary income or capital gains that we timely distribute (or are deemed to timely distribute) to our stockholders as dividends. Instead, dividends we distribute (or are deemed to timely distribute) generally are taxable to the holders of our common stock, and any net operating losses, foreign tax credits and most other tax attributes generally will not pass through to the holders of our common stock. We will be subject to U.S. federal corporate-level income tax on any undistributed income and gains. To qualify as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, we must distribute to our stockholders, for each taxable year, at least 90% of our investment company taxable income (which generally is our net ordinary taxable income and realized net short-term capital gains in excess of realized net long-term capital losses, determined without regard to the dividends-paid deduction) (the “Annual Distribution Requirement”) for any taxable year. The following discussion assumes that we continue to qualify as a RIC.

Taxation as a Regulated Investment Company

If we qualify as a RIC and meet the Annual Distribution Requirement, we will not be subject to U.S. federal income tax on the portion of our investment company taxable income and net capital gain (realized net long-term capital gain in excess of realized net short-term capital loss) that we timely distribute (or are deemed to distribute) to our stockholders. We would, however, be subject to a 4% nondeductible federal excise tax if we do not distribute, actually or on a deemed basis, an amount at least equal to the sum of (i) 98% of our ordinary income for the calendar year, (ii) 98.2% of our net capital gains for the one-year period ending on October 31 of the calendar year and (iii) any income realized, but not distributed, in the preceding period (to the extent that income tax was not imposed on such amounts), less certain reductions, as applicable (together, the “Excise Tax Distribution Requirements”).

In order to qualify as a RIC for U.S. federal income tax purposes under Subchapter M of the Code, we must, among other things:

•	continue to qualify and have in effect an election to be treated as a business development company under the 1940 Act at all times during each taxable year;

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derive in each taxable year at least 90% of our gross income from dividends, interest, payments with respect to loans of certain securities, gains from the sale of stock or other securities or foreign currencies, net income from certain “qualified publicly traded partnerships,” or other income (including certain deemed inclusions) derived with respect to our business of investing in such stock or securities or foreign currencies or net income derived from an interest in a “qualified publicly traded partnership” (the “90% Gross Income Test”); and

•	diversify our holdings so that at the end of each quarter of the taxable year:

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we ensure that at least 50% of the value of our assets consists of cash, cash equivalents, U.S. government securities, securities of other RICs and other securities, if such other securities of any one issuer do not represent more than 5% of the value of our assets or more than 10% of the outstanding voting securities of the issuer; and

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we ensure that no more than 25% of the value of our assets is invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer, or of two or more issuers that are controlled, as determined under applicable Code rules, by us and that are engaged in the same or similar or related trades or businesses, or the securities of one or more “qualified publicly traded partnerships” (the “Diversification Tests”).

Under certain applicable provisions of the Code and the U.S. Treasury regulations, distributions payable in cash or in shares of stock at the election of stockholders are treated as taxable dividends. The IRS has issued private rulings indicating that this rule will apply even if the issuer limits the total amount of cash that may be distributed, provided that the limitation does not cause the cash to be less than 20% of the total distribution. We generally intend to pay distributions in cash. However, we reserve the right, in our sole discretion from time to time, to limit the total amount of cash distributed to as little as 20% of the total distribution depending on, among other factors, our cash balances. In such a case, each stockholder receiving cash would receive a pro rata share of the total cash to be distributed and would receive the remainder of their distribution in shares of stock, even if the stockholder had not “opted in” to our dividend reinvestment plan. In no event will any stockholder that has not “opted in” to the dividend reinvestment plan receive less than 20% of his or her entire distribution in cash. For U.S. federal income tax purposes, the amount of a dividend paid in stock will be equal to the amount of cash that could have been received instead of stock.

Stockholders who participate in our dividend reinvestment plan will be required to include the full amount of the dividend (including the portion payable in stock) as ordinary income (or, in certain circumstances, long-term capital gain) to the extent of our current and accumulated earnings and profits for U.S. federal income tax purposes. As a result, stockholders may be required to pay income taxes with respect to such dividends in excess of the cash dividends received. Furthermore, with respect to non-U.S. stockholders, we may be required to withhold U.S. tax with respect to such dividends, including in respect of all or a portion of such dividend that is payable in common stock. It is unclear whether and to what extent we will be able to pay taxable dividends of the type described in this paragraph.

We may have investments that require income to be included in investment company taxable income in a year prior to the year in which we actually receive a corresponding amount of cash in respect of such income. For example, if we hold corporate stock with respect to which Section 305 of the Code requires inclusion in income of amounts of deemed dividends even if no cash distribution is made, we must include in our taxable income in each year the full amount of our applicable share of our allocable share of these deemed dividends. Additionally, if we hold debt obligations that are treated under applicable U.S. federal income tax rules as having original issue discount (“OID”) (such as debt instruments with PIK interest or, in certain cases, that have increasing interest rates or are issued with warrants), we must include in our taxable income in each year a portion of the OID that accrues over the life of the obligation, regardless of whether we receive cash representing such income in the same taxable year. We may also have to include in our taxable income other amounts that we have not yet received in cash, such as accruals on a contingent payment debt instrument or deferred loan origination fees that are paid after origination of the loan or are paid in non-cash compensation such as warrants or stock.

A RIC is limited in its ability to deduct expenses in excess of its investment company taxable income. If our deductible expenses in a given year exceed our investment company taxable income, we will have a net operating loss for that year. However, a RIC is not permitted to carry forward net operating losses to subsequent years, and these net operating losses generally will not pass through to stockholders. In addition, expenses can be used only to offset investment company taxable income, and may not be used to offset net capital gain. A RIC may not use any net capital losses (that is, realized capital losses in excess of realized capital gains) to offset the RIC’s investment company taxable income, but may carry forward those losses, and use them to offset future capital gains, indefinitely. Further, a RIC’s deduction of net business interest expense is limited to 30% of its “adjusted taxable income” plus “floor plan financing interest expense.” It is not expected that any portion of any underwriting or similar fee will be deductible for U.S. federal income tax purposes to us or the holders of our common stock. Due to these limits on the deductibility of expenses, net capital losses and business interest expenses, we may, for U.S. federal income tax purposes, have aggregate taxable income for several years that we are required to distribute and that is taxable to stockholders even if this income is greater than the aggregate net income we actually earned during those years.

In order to enable us to make distributions to the holders of our common stock that will be sufficient to enable us to satisfy the Annual Distribution Requirement or the Excise Tax Distribution Requirements in the event that the circumstances described in the preceding two paragraphs apply, we may need to liquidate or sell some of our assets at times or at prices that we would not consider advantageous, we may need to raise additional equity or debt capital, we may need to take out loans, or we may need to forego new investment opportunities or otherwise take actions that are disadvantageous to our business (or be unable to take actions that are advantageous to our business). Even if we are authorized to borrow and to sell assets in order to satisfy the Annual Distribution Requirement or the Excise Tax Distribution Requirements, under the 1940 Act, we generally are not permitted to make distributions to our stockholders while our debt obligations and senior securities are outstanding unless certain “asset coverage” tests or other financial covenants are met. If we are unable to obtain cash from other sources to enable us to satisfy the Annual Distribution Requirement, we may fail to qualify for the U.S. federal income tax benefits allowable to RICs and, thus, become subject to a corporate-level U.S. federal income tax (and any applicable state and local taxes). If we are unable to obtain cash from other sources to enable us to satisfy the Excise Tax Distribution Requirements, we may be subject to an additional tax, as described above.

For the purpose of determining whether we satisfy the 90% Gross Income Test and the Diversification Tests, the character of our distributive share of items of income, gain, losses, deductions and credits derived through any investments in companies that are treated as partnerships for U.S. federal income tax purposes (other than certain publicly traded partnerships), or are otherwise treated as disregarded from us for U.S. federal income tax purposes, generally will be determined as if we realized these tax items directly. Further, for purposes of calculating the value of our investment in the securities of an issuer for purposes of determining the 25% requirement of the Diversification Tests, our proper proportion of any investment in the securities of that issuer that are held by a member of our “controlled group” must be aggregated with our investment in that issuer. A controlled group is one or more chains of corporations connected through stock ownership with us if (a) at least 20% of the total combined voting power of all classes of voting stock of each of the corporations is owned directly by one or more of the other corporations, and (b) we directly own at least 20% or more of the combined voting stock of at least one of the other corporations.

Failure to Qualify as a RIC

If we fail to satisfy the 90% Gross Income Test for any taxable year or the Diversification Tests for any quarter of a taxable year, we might nevertheless continue to qualify as a RIC for such year if certain relief provisions of the Code apply (which might, among other things, require us to pay certain corporate-level U.S. federal taxes or to dispose of certain assets). Subject to a limited exception applicable to RICs that qualified for RIC status under Subchapter M of the Code for at least one year prior to disqualification and that requalify as a RIC no later than the second year following the non-qualifying year, we could be subject to U.S. federal income tax on any unrealized net built-in gains in the assets held by us during the period in which we failed to qualify as a RIC that are recognized during the 5-year period after our requalification as a RIC, unless we made a special election to pay corporate-level U.S. federal income tax on these net built-in gains at the time of our requalification as a RIC.

If we fail to qualify for treatment as a RIC and such relief provisions do not apply to us, we would be subject to U.S. federal income tax on all of our taxable income at regular corporate U.S. federal income tax rates (and we also would be subject to any applicable state and local taxes), regardless of whether we make any distributions to the holders of our common stock. We would not be able to deduct distributions to our stockholders, nor would distributions to the holders of our common stock be required to be made for U.S. federal income tax purposes. Any distributions we make generally would be taxable to the holders of our common stock as ordinary dividend income and, subject to certain limitations under the Code, would be eligible for the current maximum rate applicable to qualifying dividend income of individuals and other non-corporate U.S. stockholders, to the extent of our current or accumulated earnings and profits. Subject to certain limitations under the Code, U.S. stockholders of our common stock that are corporations for U.S. federal income tax purposes would be eligible for the dividends-received deduction. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the holder’s adjusted tax basis in its shares of our common stock, and any remaining distributions would be treated as capital gain.

If, before the end of any quarter of our taxable year, we believe that we may fail the Diversification Tests, we may seek to take certain actions to avert a failure. However, the action frequently taken by RICs to avert a failure, the disposition of non-diversified assets, may be difficult for us to pursue because of the limited liquidity of our investments.

Although we expect to operate in a manner so as to qualify continuously as a RIC, we may decide in the future to be taxed as a “C” corporation, even if we would otherwise qualify as a RIC, if we determine that treatment as a C corporation for a particular year would be in our best interests. The remainder of this discussion assumes that we will continuously qualify as a RIC for each taxable year.

Our Investments—General

Certain of our investment practices may be subject to special and complex U.S. federal income tax provisions that may, among other things, (1) treat dividends that would otherwise constitute qualified dividend income as non-qualified dividend income, (2) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (3) convert lower-taxed long-term capital gain into higher-taxed short-term capital gain or ordinary income, (4) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (5) cause us to recognize income or gain without receipt of a corresponding cash payment, (6) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (7) adversely alter the characterization of certain complex financial transactions and (8) produce income that will not be qualifying income for purposes of the 90% Gross Income Test. We intend to monitor our transactions and may make certain tax elections to mitigate the potential adverse effect of these provisions, but there can be no assurance that we will be eligible for any such tax elections or that any adverse effects of these provisions will be mitigated.

Gain or loss recognized by us from warrants or other securities acquired by us, as well as any loss attributable to the lapse of such warrants, generally will be treated as capital gain or loss. Such gain or loss generally will be long-term or short-term depending on how long we held a particular warrant or security.

A portfolio company in which we invest may face financial difficulties that require us to work-out, modify or otherwise restructure our investment in the portfolio company. Any such transaction could, depending upon the specific terms of the transaction, cause us to recognize taxable income without a corresponding receipt of cash, which could affect our ability to satisfy the Annual Distribution Requirement or the Excise Tax Distribution Requirements or result in unusable capital losses and future non-cash income. Any such transaction could also result in us receiving assets that give rise to non-qualifying income for purposes of the 90% Gross Income Test.

Our investment in non-U.S. securities may be subject to non-U.S. income, withholding and other taxes. In that case, our yield on those securities would be decreased. Stockholders generally will not be entitled to claim a U.S. foreign tax credit or deduction with respect to non-U.S. taxes paid by us.

If we purchase shares in a “passive foreign investment company” (a “PFIC”), we may be subject to U.S. federal income tax on a portion of any “excess distribution” received on, or any gain from the disposition of, such shares even if we distribute such income as a taxable dividend to the holders of our common stock. Additional charges in the nature of interest generally will be imposed on us in respect of deferred taxes arising from any such excess distribution or gain. If we invest in a PFIC and elect to treat the PFIC as a “qualified electing fund” under the Code (a “QEF”), in lieu of the foregoing requirements, we will be required to include in income each year our proportionate share of the ordinary earnings and net capital gain of the QEF, even if such income is not distributed by the QEF. Any required inclusions from the QEF election will be considered “good income” for purposes of the 90% Gross Income Test. Alternatively, we may be able to elect to mark-to-market at the end of each taxable year our shares in a PFIC; in this case, we will recognize as ordinary income any increase in the value of such shares, and as ordinary loss any decrease in such value to the extent that any such decrease does not exceed prior increases included in our income. Our ability to make either election will depend on factors beyond our control, and is subject to restrictions which may limit the availability of the benefit of these elections. Under either election, we may be required to recognize in a year income in excess of any distributions we receive from PFICs and any proceeds from dispositions of PFIC stock during that year, and such income will nevertheless be subject to the Annual Distribution Requirement and will be taken into account for purposes of determining whether we satisfy the Excise Tax Distribution Requirements. See “ —Taxation as a Regulated Investment Company” above.

Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time we accrue income, expenses or other liabilities denominated in a foreign currency and the time we actually collect such income or pay such expenses or liabilities are generally treated as ordinary income or loss. Similarly, gains or losses on foreign currency forward contracts, the disposition of debt obligations denominated in a foreign currency, and other financial transactions denominated in a foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.

Taxation of U.S. Stockholders

The following discussion applies only to U.S. stockholders. If you are not a U.S. stockholder, this section does not apply to you.

Distributions by us generally are taxable to U.S. stockholders as ordinary income or capital gains. We will allocate our earnings and profits to distributions to holders of our preferred stock and then to distributions to holders of our common stock based on priority in our capital structure. Distributions of our investment company taxable income, determined without regard to the deduction for dividends paid, will be taxable as ordinary income to U.S. stockholders to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional common stock. To the extent such distributions we pay to non-corporate U.S. stockholders (including individuals) are attributable to dividends from U.S. corporations and certain qualified foreign corporations, such distributions (“Qualifying Dividends”) generally are taxable to U.S. stockholders at the preferential rates applicable to long-term capital gains. However, it is anticipated that distributions paid by us will generally not be attributable to dividends and, therefore, generally will not qualify for the preferential rates applicable to Qualifying Dividends or the dividends-received deduction available to corporations under the Code. Distributions of our net capital gains (which generally are our realized net long-term capital gains in excess of realized net short-term capital losses) that are properly reported by us as “capital gain dividends” will be taxable to a U.S. stockholder as long-term capital gains that are currently taxable at reduced rates in the case of non-corporate taxpayers, regardless of the U.S. stockholder’s holding period for his, her or its common stock and regardless of whether paid in cash or reinvested in additional common stock. Distributions in excess of our earnings and profits first will reduce a U.S. stockholder’s adjusted tax basis in such U.S. stockholder’s common stock and, after the adjusted tax basis is reduced to zero, will constitute capital gains to such U.S. stockholder.

A portion of our ordinary income dividends, but not capital gain dividends, paid to corporate U.S. stockholders may, if certain conditions are met, qualify for up to a 50% dividends-received deduction to the extent we have received dividends from certain corporations during the taxable year, but only to the extent these ordinary income dividends are treated as paid out of our earnings and profits. We expect only a small portion of our dividends to qualify for this deduction. A corporate U.S. stockholders may be required to reduce its basis in its common stock with respect to certain “extraordinary dividends,” as defined in Section 1059 of the Code. Corporate U.S. stockholders should consult their own tax advisors in determining the application of these rules in their particular circumstances.

U.S. stockholders who have elected to participate in our dividend reinvestment plan will have their cash dividends and distributions automatically reinvested in additional shares of our common stock, rather than receiving cash dividends and distributions. Any dividends or distributions reinvested under the plan will nevertheless remain taxable to U.S. stockholders. A U.S. stockholder will have an adjusted basis in the additional common stock purchased through the plan equal to the dollar amount that would have been received if the U.S. stockholder had received the dividend or distribution in cash, unless we were to issue new shares that are trading at or above net asset value, in which case, the U.S. stockholder’s basis in the new shares would generally be equal to their fair market value. The additional shares will have a new holding period commencing on the day following the day on which the shares are credited to the U.S. stockholder’s account.

We may distribute our net long-term capital gains, if any, in cash or elect to retain some or all of such gains, pay taxes at the U.S. federal corporate-level income tax rate on the amount retained, and designate the retained amount as a “deemed distribution.” If we elect to retain net long-term capital gains and deem them distributed, each U.S. common stockholder will be treated as if they received a distribution of their pro rata share of the retained net long-term capital gain and the U.S. federal income tax paid. As a result, each U.S. common stockholder will (i) be required to report their pro rata share of the retained gain on their tax return as long-term capital gain, (ii) receive a refundable tax credit for their pro rata share of federal tax paid by us on the retained gain, and (iii) increase the tax basis of their shares of common stock by an amount equal to the deemed distribution less the tax credit. In order to utilize the deemed distribution approach, we must provide written notice to our stockholders prior to the expiration of 60 days after the close of the relevant taxable year.

For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any year and (2) the amount of capital gain dividends paid for that year, we may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If we make such an election, the U.S. stockholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by us in October, November or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by our stockholders on December 31 of the year in which the dividend was declared.

If a U.S. stockholder purchases shares of our common stock shortly before the record date of a distribution, the price of the shares will include the value of the distribution and the U.S. stockholder investor will be subject to tax on the distribution even though economically it may represent a return of his, her or its investment.

A U.S. stockholder generally will recognize taxable gain or loss if the U.S. stockholder redeems, sells or otherwise disposes of his, her or its shares of our common stock. The amount of gain or loss will be measured by the difference between such U.S. stockholder’s adjusted tax basis in the common stock sold, redeemed or otherwise disposed of and the amount of the proceeds received in exchange. Any gain or loss arising from such sale, redemption or other disposition generally will be treated as long-term capital gain or loss if the U.S. stockholder has held his, her or its shares for more than one year. Otherwise, such gain or loss will be classified as short-term capital gain or loss. However, any capital loss arising from the sale, redemption or other disposition of shares of our common stock held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. In addition, all or a portion of any loss recognized upon a disposition of shares of our common stock may be disallowed if substantially identical stock or securities are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition. In such a case, the basis of the common stock acquired will be increased to reflect the disallowed loss.

In general, individual and certain other non-corporate U.S. stockholders that are individuals, trusts or estates are taxed at preferential rates on their net capital gain (i.e., the excess of realized net long-term capital gains over realized net short-term capital losses), including any long-term capital gain derived from an investment in our shares. Such rate is lower than the maximum rate on ordinary income currently payable by individuals. Corporate U.S. stockholders currently are subject to U.S. federal income tax on net capital gain at the maximum rate also applied to ordinary income. Non-corporate U.S. stockholders with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate U.S. stockholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate U.S. stockholders generally may not deduct any net capital losses for a year, but may carry back such losses for three years or carry forward such losses for five years.

We will send to each of our U.S. stockholders, as promptly as possible after the end of each calendar year, a notice detailing, on a per share and per distribution basis, the amounts includible in the U.S. stockholder’s taxable income for the applicable year as ordinary income and as long-term capital gain. In addition, the U.S. federal tax status of each year’s distributions generally will be reported to the IRS (including the amount of dividends, if any, eligible for the preferential rates applicable to long-term capital gains). Dividends paid by us generally will not be eligible for the dividends-received deduction or the preferential tax rate applicable to Qualifying Dividends because our income generally will not consist of dividends. Distributions out of current or accumulated earnings and profits also generally will not be eligible for the 20% pass through deduction under Section 199A of the Code, although under recently proposed regulations (that have not yet been finalized) qualified real estate investment trust dividends earned by us may qualify for the Section 199A deduction. Distributions may also be subject to additional state, local and non-U.S. taxes depending on a U.S. stockholder’s particular situation.

Net Investment Income Tax

An additional 3.8% surtax generally is applicable in respect of the net investment income of non-corporate U.S. stockholders (other than certain trusts) on the lesser of (i) the U.S. stockholder’s “net investment income” for a taxable year and (ii) the excess of the U.S. stockholder’s modified adjusted gross income for the taxable year over $200,000 ($250,000 in the case of joint filers). For these purposes, “net investment income” generally includes interest and taxable distributions and deemed distributions paid with respect to shares of common stock, and net gain attributable to the disposition of common stock (in each case, unless the shares of common stock are held in connection with certain trades or businesses), but will be reduced by any deductions properly allocable to these distributions or this net gain.

Taxation of non-U.S. stockholders

The following discussion applies only to non-U.S. stockholders. If you are not a non-U.S. stockholder, this section does not apply to you. Whether an investment in shares of our common stock is appropriate for a non-U.S. stockholder will depend upon that person’s particular circumstances. An investment in shares of our common stock by a non-U.S. stockholder may have adverse tax consequences and, accordingly, may not be appropriate for a non-U.S. stockholder. Non-U.S. stockholders should consult their own tax advisors before investing in our common stock.

Distributions on, and Sale or Other Disposition of, Our Common Stock

Distributions of our investment company taxable income to non-U.S. stockholders generally will be subject to U.S. withholding tax (unless lowered or eliminated by an applicable income tax treaty) to the extent payable from our current or accumulated earnings and profits unless an exception applies.

If a non-U.S. stockholder receives distributions and such distributions are effectively connected with a U.S. trade or business of the non-U.S. stockholder and, if an income tax treaty applies, attributable to a permanent establishment in the United States of such non-U.S. stockholder, such distributions generally will be subject to U.S. federal income tax at the rates applicable to U.S. persons. In that case, we will not be required to withhold U.S. federal income tax if the non-U.S. stockholder complies with applicable certification and disclosure requirements. Special certification requirements apply to a non-U.S. stockholder that is a foreign trust and such entities are urged to consult their own tax advisors.

Actual or deemed distributions of our net capital gain (which generally are our realized net long-term capital gains in excess of realized net short-term capital losses) to a non-U.S. stockholder, and gains recognized by a non-U.S. stockholder upon the sale of our common stock, will not be subject to withholding of U.S. federal income tax and generally will not be subject to U.S. federal income tax unless (a) the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the non-U.S. stockholder and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the non-U.S. stockholder in the United States (as discussed above) or (b) the non-U.S. stockholder is an individual, has been present in the United States for 183 days or more during the taxable year, and certain other conditions are satisfied. For a corporate non-U.S. stockholder, distributions (both actual and deemed), and gains recognized upon the sale of our common stock that are effectively connected with a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” (unless lowered or eliminated by an applicable income tax treaty). Non-U.S. stockholders of our common stock are encouraged to consult their own advisors as to the applicability of an income tax treaty in their individual circumstances.

In general, no U.S. source withholding taxes will be imposed on dividends paid by us to non-U.S. stockholders to the extent the dividends are designated as “interest related dividends” or “short term capital gain dividends.” Under this exemption, interest related dividends and short term capital gain dividends generally represent distributions of interest or short term capital gain that would not have been subject to U.S. withholding tax at the source if they had been received directly by a non-U.S. stockholder, and that satisfy certain other requirements. No assurance can be given that we will distribute any interest related dividends or short term capital gain dividends.

If we distribute our net capital gain in the form of deemed rather than actual distributions (which we may do in the future), a non-U.S. stockholder will be entitled to a U.S. federal income tax credit or tax refund equal to the non-U.S. stockholder’s allocable share of the tax we pay on the capital gain deemed to have been distributed. In order to obtain the refund, the non-U.S. stockholder must obtain a U.S. taxpayer identification number (“TIN”) (if one has not been previously obtained) and file a U.S. federal income tax return even if the non-U.S. stockholder would not otherwise be required to obtain a U.S. TIN or file a U.S. federal income tax return.

Non-U.S. stockholders who have elected to participate in our dividend reinvestment plan will have their cash dividends and distributions automatically reinvested in additional shares of our common stock, rather than receiving cash dividends and distributions. Any dividends or distributions reinvested under the plan will nevertheless remain taxable to non-U.S. stockholders to the same extent as if such dividends were received in cash. In addition, we have the ability to declare a large portion of a dividend in shares of our common stock, even if a non-U.S. stockholder has not elected to participate in our dividend reinvestment plan, in which case, as long as a portion of such dividend is paid in cash (which portion could be as low as 20%) and certain requirements are met, the entire distribution will be treated as a dividend for U.S. federal income tax purposes. As a result, our non-U.S. stockholders will be taxed on 100% of the fair market value of a dividend paid entirely or partially in our common stock on the date the dividend is received in the same manner (and to the extent such non-U.S. stockholder is subject to U.S. federal income taxation) as a cash dividend (including the application of withholding tax rules described above), even if most or all of the dividend is paid in common stock. In such a circumstance, we may be required to withhold all or substantially all of the cash we would otherwise distribute to a non-U.S. stockholder.

Certain Additional Tax Considerations

Information Reporting and Backup Withholding

We may be required to withhold, for U.S. federal income taxes, a portion of all taxable distributions payable to stockholders (a) who fail to provide us with their correct TINs or who otherwise fail to make required certifications or (b) with respect to whom the IRS notifies us that this stockholder is subject to backup withholding. Certain stockholders specified in the Code and the U.S. Treasury regulations promulgated thereunder are exempt from backup withholding, but may be required to provide documentation to establish their exempt status. Backup withholding is not an additional tax. Any amounts withheld will be allowed as a refund or a credit against the stockholder’s U.S. federal income tax liability if the appropriate information is timely provided to the IRS. Failure by a stockholder to furnish a certified TIN to us could subject the stockholder to a $50 penalty imposed by the IRS.

Withholding and Information Reporting on Foreign Financial Accounts

A non-U.S. stockholder who is otherwise subject to withholding of U.S. federal income tax may be subject to information reporting and backup withholding of U.S. federal income tax on dividends, unless the non-U.S. stockholder provides us or the dividend paying agent with an IRS Form W-8BEN or W-8BEN-E (or an acceptable substitute form), or otherwise meets the documentary evidence requirements for establishing that it is a non-U.S. stockholder or establishes an exemption from backup withholding.

Pursuant to Sections 1471 to 1474 of the Code and the U.S. Treasury regulations thereunder, the relevant withholding agent generally will be required to withhold 30% of any dividends paid with respect to common stock to: (i) a foreign financial institution, unless the foreign financial institution agrees to verify, report and disclose its U.S. accountholders, and meets certain other specified requirements or is subject to an applicable “intergovernmental agreement”; or (ii) a non-financial foreign entity beneficial owner, unless the entity certifies that it does not have any substantial U.S. owners or provides the name, address and TIN of each substantial U.S. owner, and meets certain other specified requirements. If payment of this withholding tax is made, non-U.S. stockholders that otherwise are eligible for an exemption from, or reduction of, U.S. federal withholding taxes with respect to these dividends or proceeds will be required to seek a credit or refund from the IRS to obtain the benefit of this exemption or reduction. In certain cases, the relevant foreign financial institution or non-financial foreign entity may qualify for an exemption from, or be deemed to be in compliance with, these rules. Certain jurisdictions have entered into agreements with the United States that may supplement or modify these rules.

All stockholders should consult their own tax advisers with respect to the U.S. federal income and withholding tax consequences, and state, local and non-U.S. tax consequences, of an investment in our common stock. We will not pay any additional amounts in respect to any amounts withheld.

DESCRIPTION OF OUR SECURITIES

Our authorized capital stock consists of 100,000,000 shares of common stock, par value $0.001 per share, and 10,000,000 shares of preferred stock, par value $0.001 per share.

The following are our outstanding classes, and series thereof, of Securities as of June 11, 2019.

(1) Title of Class	(2) Amount Authorized	(3) Amount Held by us or for Our Account	(4) Amount Outstanding Exclusive of Amounts Shown Under(3)
Common Stock	100,000,000	—	32,822,459
Series D Term Preferred Stock	3,000,000	—	2,300,000
Series E Term Preferred Stock	3,500,000	—	2,990,000

The following description is a summary based on relevant provisions of our certificate of incorporation and bylaws and the Delaware General Corporation Law. This summary does not purport to be complete and is subject to, and qualified in its entirety by, the provisions of our certificate of incorporation and bylaws, as amended, and applicable provisions of the Delaware General Corporation Law.

Common Stock

All shares of our common stock have equal rights as to earnings, assets, dividends and voting and are duly authorized, validly issued, fully paid and nonassessable. Shares of our common stock have no preemptive, exchange, conversion or redemption rights and are freely transferable, except where their transfer is restricted by federal and state securities laws or by contract.

Distributions may be paid to the holders of our common stock if, as and when declared by our Board of Directors out of funds legally available therefor. In the event of our liquidation, dissolution or winding up, each share of our common stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred stock, if any preferred stock is outstanding at such time. In accordance with the certificates of designation for our outstanding series of preferred stock, for so long as any shares of our preferred stock are outstanding, we will not: (x) declare any dividend or other distribution (other than a dividend or distribution paid in shares of our common stock) in respect of our common stock, (y) call for redemption, redeem, purchase or otherwise acquire for consideration any shares of our common stock, or (z) pay any proceeds of our liquidation in respect of our common stock, unless, in each case, (A) immediately thereafter, we have asset coverage for our senior securities (as calculated in accordance with the 1940 Act) equal to at least 200% (with respect to our Series D Term Preferred Stock) or 150% (with respect to our Series E Term Preferred Stock) after deducting the amount of such dividend or distribution or redemption or purchase price or liquidation proceeds and (B) all cumulative dividends and distributions on all shares of our outstanding series of preferred stock due on or prior to the date of the applicable dividend, distribution, redemption, purchase or acquisition have been declared and paid.

Each share of our common stock is entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. Except as provided with respect to any other class or series of stock, the holders of our common stock will possess exclusive voting power. Except as otherwise provided by statute, by the rules of Nasdaq or other applicable stock exchange, by our certificate of incorporation or by our bylaws, in all matters other than the election of directors, the affirmative vote of the majority of shares present or represented by proxy at a meeting of our stockholders and entitled to vote will be the act of the stockholders. Except as otherwise provided by statute, by our certificate of incorporation or by our bylaws, directors shall be elected by a plurality of the votes of the shares present or represented by proxy at a meeting of our stockholders and entitled to vote on the election of directors. Our common stock is listed on Nasdaq under the ticker symbol “GAIN.”

Preferred Stock

Of the 10,000,000 shares of our capital stock designated as preferred stock, 3,000,000 are designated as Series D Term Preferred Stock and 3,500,000 are designated as Series E Term Preferred Stock. All shares of our preferred stock are duly authorized, validly issued, fully paid and nonassessable. Shares of our preferred stock have no preemptive, exchange or conversion rights and are freely transferable, except where their transfer is restricted by federal and state securities laws or by contract. Shares of our Series D Term Preferred Stock and Series E Term Preferred Stock are traded on Nasdaq under the trading symbols “GAINM” and “GAINL,” respectively.

The following is a summary of the material terms of each outstanding series of our preferred stock. The following summary is qualified in its entirety, with respect to each series, by reference to the certificate of designation for such series, which is filed as an exhibit to our annual report on Form 10-K.

Dividend Rights

The holders of Series D Term Preferred Stock are entitled to monthly dividends in the amount of 6.25% per annum on the stated liquidation preference of Series D Term Preferred Stock, or $0.13020833 per share. The holders of Series E Term Preferred Stock are entitled to monthly dividends in the amount of 6.375% per annum on the stated liquidation preference of Series E Term Preferred Stock, or $0.13281250 per share.

In the event that we fail to pay dividends on or to redeem the Series D Term Preferred Stock or Series E Term Preferred Stock when required, the dividend rate with respect to such series shall increase by 3% per annum until such default is cured.

Voting Rights

The holders of our preferred stock are entitled to one vote per share and do not have cumulative voting. The holders of our preferred stock generally vote together with the holders of our common stock, except that the holders of our preferred stock have the right to elect two of our directors. Furthermore, during any period that we owe accumulated dividends, whether or not earned or declared, on any preferred stock equal to at least two full years of dividends, the holders of our preferred stock will have the right to elect a majority of our Board of Directors.

Liquidation Rights

In the event of a dissolution, liquidation or winding up of our affairs, our preferred stock has a liquidation preference over our common stock equal to $25 per share, plus all unpaid dividends and distributions accumulated to (but excluding) the date fixed for payment on such shares.

Redemption

The Series D Term Preferred Stock has a mandatory redemption date of September 30, 2023. The Series E Term Preferred Stock has a mandatory redemption date of August 31, 2025. However, if we fail to maintain asset coverage as calculated in accordance the 1940 Act of at least 200% with respect to the Series D Term Preferred Stock or 150% with respect to the Series E Term Preferred Stock, we will be required to redeem a portion of our outstanding preferred stock to enable us to meet the required asset coverage at a price per share equal to the liquidation preference plus all accumulated and unpaid dividends and distributions. In the event of a change of control, we will also be required to redeem the shares of our preferred stock at a price per share equal to the liquidation preference plus all accumulated and unpaid dividends and distributions.

We have the option to redeem shares of Series D Term Preferred Stock at any time after September 30, 2018, with no redemption premium. We have the option to redeem shares of Series E Term Preferred Stock at any time after August 31, 2020, with no redemption premium.

Subscription Rights

General

We may issue subscription rights to our stockholders to purchase common stock or preferred stock. Subscription rights may be issued independently or together with any other offered security and may or may not be transferable by the person purchasing or receiving the subscription rights. In connection with any subscription rights offering to our stockholders, we may enter into a standby underwriting arrangement with one or more underwriters pursuant to which such underwriters would purchase any offered Securities remaining unsubscribed after such subscription rights offering to the extent permissible under applicable law. In connection with a subscription rights offering to our stockholders, we would distribute certificates evidencing the subscription rights and a prospectus supplement to our stockholders on the record date that we set for receiving subscription rights in such subscription rights offering.

The applicable prospectus supplement would describe the following terms of subscription rights in respect of which this prospectus is being delivered:

•	the period of time the offering would remain open (which in no event would be less than fifteen business days);

•	the title of such subscription rights;

•	the exercise price for such subscription rights;

•	the ratio of the offering (which in no event would exceed one new share of common stock for each three rights held);

•	the number of such subscription rights issued to each stockholder;

•	the extent to which such subscription rights are transferable;

•	if applicable, a discussion of the material U.S. federal income tax considerations applicable to the issuance or exercise of such subscription rights;

•	the date on which the right to exercise such subscription rights shall commence, and the date on which such rights shall expire (subject to any extension);

•	the extent to which such subscription rights include an over-subscription privilege with respect to unsubscribed securities;

•	if applicable, the material terms of any standby underwriting or other purchase arrangement that we may enter into in connection with the subscription rights offering; and

•	any other terms of such subscription rights, including terms, procedures and limitations relating to the exchange and exercise of such subscription rights.

Exercise of Subscription Rights

Each subscription right would entitle the holder of the subscription right to purchase for cash such amount of shares of common stock, or preferred stock, at such exercise price as shall in each case be set forth in, or be determinable as set forth in, the prospectus supplement relating to the subscription rights offered thereby. Subscription rights may be exercised at any time up to the close of business on the expiration date for such subscription rights set forth in the prospectus supplement. After the close of business on the expiration date, all unexercised subscription rights would become void.

Subscription rights may be exercised as set forth in the prospectus supplement relating to the subscription rights offered thereby. Upon receipt of payment and the subscription rights certificate properly completed and duly executed at the corporate trust office of the subscription rights agent or any other office indicated in the prospectus supplement we will forward, as soon as practicable, the shares of common stock purchasable upon such exercise. We may determine to offer any unsubscribed offered securities directly to persons other than stockholders, to or through agents, underwriters or dealers or through a combination of such methods, including pursuant to standby underwriting arrangements, as set forth in the applicable prospectus supplement.

Warrants

The following is a general description of the terms of the warrants we may issue from time to time. Particular terms of any warrants we offer will be described in the prospectus supplement relating to such warrants.

We may issue warrants to purchase shares of our common stock, preferred stock or debt securities. Such warrants may be issued independently or together with shares of common or preferred stock or other equity or debt securities and may be attached or separate from such securities. We will issue each series of warrants under a separate warrant agreement to be entered into between us and a warrant agent. The warrant agent will act solely as our agent and will not assume any obligation or relationship of agency for or with holders or beneficial owners of warrants.

A prospectus supplement will describe the particular terms of any series of warrants we may issue, including the following:

•	the title of such warrants;

•	the aggregate number of such warrants;

•	the price or prices at which such warrants will be issued;

•	the currency or currencies, including composite currencies, in which the price of such warrants may be payable;

•	if applicable, the designation and terms of the securities with which the warrants are issued and the number of warrants issued with each such security or each principal amount of such security;

•

In the case of warrants to purchase debt securities, the principal amount of debt securities purchasable upon exercise of one warrant and the price at which and the currency or currencies, including composite currencies, in which such principal amount may be purchased upon such exercise;

•

In the case of warrants to purchase common stock or preferred stock, the number of shares of common or preferred stock purchasable upon exercise of one warrant and the price at which and the currency or currencies, including composite currencies, in which these shares may be purchased upon such exercise;

•	the date on which the right to exercise such warrants shall commence and the date on which such right will expire;;

•	whether such warrants will be issued in registered form or bearer form;

•	if applicable, the minimum or maximum amount of such warrants which may be exercised at any one time;

•	if applicable, the date on and after which such warrants and the related securities will be separately transferable;

•	information with respect to book-entry procedures, if any;

•	the terms of the securities issuable upon exercise of the warrants;

•	if applicable, a discussion of certain U.S. federal income tax considerations; and

•	any other terms of such warrants, including terms, procedures and limitations relating to the exchange and exercise of such warrants.

We and the warrant agent may amend or supplement the warrant agreement for a series of warrants without the consent of the holders of the warrants issued thereunder to effect changes that are not inconsistent with the provisions of the warrants and that do not materially and adversely affect the interests of the holders of the warrants.

Prior to exercising their warrants, holders of warrants will not have any of the rights of holders of the securities purchasable upon such exercise, including the right to receive distributions or dividends, if any, or payments upon our liquidation, dissolution or winding up or to exercise any voting rights.

Under the 1940 Act, we may generally only offer warrants (except for warrants expiring not later than 120 days after issuance and issued exclusively and ratably to a class of our security holders) on the condition that (1) the warrants expire by their terms within ten years; (2) the exercise or conversion price is not less than the current market value of the securities underlying the warrants at the date of issuance; (3) our stockholders authorize the proposal to issue such warrants (our stockholders approved such a proposal to issue long-term rights, including warrants, in connection with our 2008 annual meeting of stockholders) and a “required majority” of our Board of Directors approves such issuance on the basis that the issuance is in the best interests of Gladstone Investment and our stockholders; and (4) if the warrants are accompanied by other securities, the warrants are not separately transferable unless no class of such warrants and the securities accompanying them has been publicly distributed. A “required majority” of our Board of Directors is a vote of both a majority of our directors who have no financial interest in the transaction and a majority of the directors who are not interested persons of the company. The 1940 Act also provides that the amount of our voting securities that would result from the exercise of all outstanding warrants, options and subscription rights at the time of issuance may not exceed 25% of our outstanding voting securities.

Debt Securities

Any debt securities that we issue may be senior or subordinated in priority of payment. We have no present plans to issue any debt securities. If we offer debt securities under this prospectus, we will provide a prospectus supplement that describes the ranking, whether senior or subordinated, the specific designation, the aggregate principal amount, the purchase price, the maturity, the redemption terms, the interest rate or manner of calculating the interest rate, the time of payment of interest, if any, the terms for any conversion or exchange, including the terms relating to the adjustment of any conversion or exchange mechanism, the listing, if any, on a securities exchange, the name and address of the trustee and any other specific terms of the debt securities.

CERTAIN PROVISIONS OF DELAWARE LAW AND OF OUR

CERTIFICATE OF INCORPORATION AND BYLAWS

The following description of certain provisions of Delaware law and of our amended and restated certificate of incorporation (our “certificate of incorporation”) and our amended and restated bylaws, as amended (our “bylaws”), is only a summary. For a complete description, we refer you to the Delaware General Corporation Law, our certificate of incorporation and our bylaws. We have filed our certificate of incorporation and bylaws, as amended, as exhibits to the registration statement of which this prospectus is a part.

Classified Board of Directors

Pursuant to our certificate of incorporation, our Board of Directors is divided into three classes of directors. Each class consists, as nearly as possible, of one-third of the total number of directors, and each class has a three-year term. The holders of outstanding shares of any preferred stock are entitled, as a class, to the exclusion of the holders of all other securities and classes of common stock, to elect two of our directors at all times (regardless of the total number of directors serving on the Board of Directors). We refer to these directors as the Preferred Directors. The holders of outstanding shares of common stock and preferred stock, voting together as a single class, elect the balance of our directors. Any director elected to fill a vacancy shall serve for the remainder of the full term of the class in which the vacancy occurred and until a successor is elected and qualified. Holders of shares of our stock have no right to cumulative voting in the election of directors. Consequently, at each annual meeting of our stockholders, the holders of a plurality of the combined shares of common stock and preferred stock are able to elect all of the successors to the class of directors whose term expires at such meeting (other than the Preferred Directors, who will be elected by the holders of a plurality of the preferred stock).

Our classified board could have the effect of making the replacement of incumbent directors more time consuming and difficult. Because our directors may only be removed for cause, at least two annual meetings of stockholders, instead of one, will generally be required to effect a change in a majority of our Board of Directors. Thus, our classified board could increase the likelihood that incumbent directors will retain their positions. The staggered terms of directors may delay, defer or prevent a tender offer or an attempt to change control of us or another transaction that might involve a premium price for our common stock that might be in the best interest of our stockholders.

Removal of Directors

Any director may be removed only for cause by the stockholders upon the affirmative vote of at least two-thirds of all the votes entitled to be cast at a meeting called for the purpose of the proposed removal. The notice of the meeting shall indicate that the purpose, or one of the purposes, of the meeting is to determine if the director shall be removed.

Business Combinations

Section 203 of the Delaware General Corporation Law generally prohibits “business combinations” between us and an “interested stockholder” for three years after the date of the transaction in which the person became an interested stockholder. In general, Delaware law defines an interested stockholder as any entity or person beneficially owning 15% or more of the outstanding voting stock of the corporation and any entity or person affiliated with or controlling, or controlled by, the entity or person. These business combinations include:

•	Any merger or consolidation involving the corporation and the interested stockholder;

•	Any sale, transfer, pledge or other disposition involving the interested stockholder of 10% or more of the assets of the corporation;

•	Subject to exceptions, any transaction that results in the issuance or transfer by the corporation of any stock of the corporation to the interested stockholder; or

•	The receipt by the interested stockholder of the benefit of any loans, advances, guarantees, pledges or other financial benefits provided by or through the corporation.

Section 203 permits certain exemptions from its provisions for transactions in which:

•

Prior to the date of the transaction, the board of directors of the corporation approved either the business combination or the transaction which resulted in the stockholder becoming an interested stockholder;

•

The interested stockholder owned at least 85% of the voting stock of the corporation outstanding at the time the transaction commenced, excluding for purposes of determining the number of shares outstanding (a) shares owned by persons who are directors and also officers, and (b) shares owned by employee stock plans in which employee participants do not have the right to determine confidentially whether shares held subject to the plan will be tendered in a tender or exchange offer; or

•

On or subsequent to the date of the transaction, the business combination is approved by the board of directors and authorized at an annual or special meeting of stockholders, and not by written consent, by the affirmative vote of at least 66 2/3% of the outstanding voting stock that is not owned by the interested stockholder.

Merger; Amendment of Certificate of Incorporation

Under Delaware law, we will not be able to amend our certificate of incorporation or merge with another entity unless approved by the affirmative vote of stockholders holding at least a majority of the shares entitled to vote on the matter.

Term and Termination

Our certificate of incorporation provides for us to have a perpetual existence. Pursuant to our certificate of incorporation, and subject to the provisions of any of our classes or series of stock then outstanding and the approval by a majority of the entire Board of Directors, our stockholders, at any meeting thereof, by the affirmative vote of a majority of all of the votes entitled to be cast on the matter, may approve a plan of liquidation and dissolution.

Advance Notice of Director Nominations and New Business

Our bylaws provide that, with respect to an annual meeting of stockholders, nominations of persons for election to our Board of Directors and the proposal of business to be considered by stockholders at the annual meeting may be made only:

•	pursuant to our notice of the meeting;

•	by our Board of Directors; or

•

by a stockholder who was a stockholder of record both at the time of the provision of notice and at the time of the meeting who is entitled to vote at the meeting and has complied with the advance notice procedures set forth in our bylaws.

With respect to special meetings of stockholders, only the business specified in our notice of meeting may be brought before the meeting of stockholders and nominations of persons for election to our Board of Directors may be made only:

•	pursuant to our notice of the meeting;

•	by our Board of Directors; or

•

provided that our Board of Directors has determined that directors shall be elected at such meeting, by a stockholder who was a stockholder of record both at the time of the provision of notice and at the time of the meeting who is entitled to vote at the meeting and has complied with the advance notice provisions set forth in our bylaws.

Preferred Stock

Our certificate of incorporation gives our Board of Directors the authority, without further action by stockholders, to issue shares of preferred stock in one or more series and to fix the rights, preferences, privileges, qualifications and restrictions granted to or imposed upon such preferred stock, including dividend rights, conversion rights, voting rights, rights and terms of redemption, and liquidation preference, any or all of which may be greater than the rights of the common stock. Thus, our Board of Directors could authorize the issuance of shares of preferred stock with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our common stock or otherwise be in their best interest. The issuance of preferred stock could adversely affect the voting power of holders of common stock and reduce the likelihood that such holders will receive dividend payments and payments upon liquidation, and could also decrease the market price of our common stock.

Possible Anti-Takeover Effect of Certain Provisions of Delaware Law and of Our Certificate of Incorporation and Bylaws

The business combination provisions of Delaware law, the provisions of our bylaws regarding the classification of our Board of Directors and the Board of Directors’ ability to issue preferred stock with terms and conditions that could have a priority as to distributions and amounts payable upon liquidation over the rights of the holders of our common stock, and the advance notice provisions of our bylaws could have the effect of delaying, deferring or preventing a transaction or a change in the control that might involve a premium price for holders of common stock or otherwise be in their best interest.

Limitation on Liability of Directors and Officers; Indemnification and Advance of Expenses

Our certificate of incorporation eliminates the liability of directors to the maximum extent permitted by Delaware law. In addition, our bylaws require us to indemnify our directors and executive officers, and allow us to indemnify other employees and agents, to the fullest extent permitted by law, subject to the requirements of the 1940 Act. Our bylaws obligate us to indemnify any present or former director or officer or any individual who, while a director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her status as a present or former director or officer and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. The certificate of incorporation and bylaws also permit us to indemnify and advance expenses to any person who served a predecessor of us in any of the capacities described above and any of our employees or agents or any employees or agents of our predecessor. In accordance with the 1940 Act, we will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Delaware law requires a corporation to indemnify a present or former director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he or she is made a party by reason of his or her service in that capacity. Delaware law permits a corporation to indemnify its present and former directors and officers, or any other person who is or was an employee or agent, or is or was serving at the request of a corporation as a director, officer, employee or agent of another entity, against liability for expenses, judgments, fines and amounts paid in settlement actually and reasonably incurred if such person acted in good faith and in a manner reasonably believed to be in or not opposed to the best interests of the corporation. In the case of a criminal proceeding, Delaware law further requires that the person to be indemnified have no reasonable cause to believe his or her conduct was unlawful. In the case of an action or suit by or in the right of a corporation to procure a judgment in its favor by reason of such person’s service to the corporation, Delaware law provides that no indemnification shall be made with respect to any claim, issue or matter as to which such person has been adjudged liable to the corporation, unless and only to the extent that the court in which such an action or suit is brought determines, in view of all the circumstances of the case, that the person is fairly and reasonably entitled to indemnity. Insofar as certain members of our senior management team may from time to time serve, at the request of our Board of Directors, as directors of one or more of our portfolio companies, we may have indemnification obligations under our bylaws with respect to acts taken by our portfolio companies.

Any payment to an officer or director as indemnification under our governing documents or applicable law or pursuant to any agreement to hold such person harmless is recoverable only out of our assets and not from our stockholders. Indemnification could reduce the legal remedies available to us and our stockholders against the indemnified individuals. This provision for indemnification of our directors and officers does not reduce the exposure of our directors and officers to liability under federal or state securities laws, nor does it limit a stockholder’s ability to obtain injunctive relief or other equitable remedies for a violation of a director’s or an officer’s duties to us or to our stockholders, although these equitable remedies may not be effective in some circumstances.

In addition to any indemnification to which our directors and officers are entitled pursuant to our certificate of incorporation and bylaws and the Delaware General Corporation Law, our certificate of incorporation and bylaws provide that we may indemnify other employees and agents to the fullest extent permitted under Delaware law, whether they are serving us or, at our request, any other entity, including our Adviser and our Administrator.

The general effect to investors of any arrangement under which any person who controls us or any of our directors, officers or agents is insured or indemnified against liability is a potential reduction in distributions to our stockholders resulting from our payment of premiums associated with liability insurance. In addition, indemnification could reduce the legal remedies available to us and to our stockholders against our officers, directors and agents. The SEC takes the position that indemnification against liabilities arising under the Securities Act is against public policy and unenforceable. As a result, indemnification of our directors and officers and of our Adviser or its affiliates may not be allowed for liabilities arising from or out of a violation of state or federal securities laws. Indemnification will be allowed for settlements and related expenses of lawsuits alleging securities laws violations and for expenses incurred in successfully defending any lawsuit, provided that a court either:

•	approves the settlement and finds that indemnification of the settlement and related costs should be made; or

•

dismisses with prejudice or makes a successful adjudication on the merits of each count involving alleged securities law violations as to the particular indemnitee and a court approves the indemnification.

Conflict with 1940 Act

Our bylaws provide that, if and to the extent that any provision of the Delaware General Corporation Law or any provision of our certificate of incorporation or bylaws conflicts with any provision of the 1940 Act, the applicable provision of the 1940 Act will control.

SHARE REPURCHASES

Shares of closed-end investment companies frequently trade at discounts to NAV. We cannot predict whether our shares will trade above, at or below NAV. The market price of our common stock is determined by, among other things, the supply and demand for our shares, our investment performance and investor perception of our overall attractiveness as an investment as compared with alternative investments. Our Board of Directors may authorize our officers, in their discretion and subject to compliance with the 1940 Act and other applicable law, to purchase on the open market or in privately negotiated transactions, outstanding shares of our common stock in the event that our shares trade at a discount to NAV. We cannot assure you that we will ever conduct any open market purchases and if we do conduct open market purchases, we may terminate them at any time.

In addition, if our shares publicly trade for a substantial period of time at a substantial discount to our then current NAV per share, our Board of Directors may consider authorizing periodic repurchases of our shares or other actions designed to eliminate the discount. Our Board of Directors could consider any relevant factors in determining whether to take any such actions, including the effect of such actions on our status as a RIC under the Code and the availability of cash to finance these repurchases in view of the restrictions on our ability to borrow. We cannot assure you that any share repurchases will be made or that if made, they will reduce or eliminate market discount. Should we make any such repurchases in the future, we expect that we would make them at prices at or below the then current NAV per share. Any such repurchase would cause our total assets to decrease, which may have the effect of increasing our expense ratio. We may borrow money to finance the repurchase of shares subject to the limitations described in this prospectus. Any interest on such borrowing for this purpose would reduce our net income.

PROXY VOTING POLICIES AND PROCEDURES

We have delegated our proxy voting responsibility to the Adviser. The proxy voting policies and procedures of the Adviser are set out below. The guidelines are reviewed periodically by the Adviser and our directors who are not “interested persons,” and, accordingly, are subject to change.

Introduction

As an investment adviser registered under the Advisers Act, the Adviser has a fiduciary duty to act solely in our best interests. As part of this duty, the Adviser recognizes that it must vote our securities in a timely manner free of conflicts of interest and in our best interests.

The Adviser’s policies and procedures for voting proxies for its investment advisory clients are intended to comply with Section 206 of, and Rule 206(4)-6 under, the Advisers Act.

Proxy Policies

The Adviser votes proxies relating to our portfolio securities in what it perceives to be the best interest of our stockholders. The Adviser reviews on a case-by-case basis each proposal submitted to a stockholder vote to determine its effect on the portfolio securities we hold. In most cases the Adviser will vote in favor of proposals that the Adviser believes are likely to increase the value of the portfolio securities we hold.

Although the Adviser will generally vote against proposals that may have a negative effect on our portfolio securities, the Adviser may vote for such a proposal if there exist compelling long-term reasons to do so.

Our proxy voting decisions are made by our Adviser’s portfolio managers. To ensure that the Adviser’s vote is not the product of a conflict of interest, the Adviser requires that (1) anyone involved in the decision-making process disclose to our Adviser’s investment committee any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and (2) employees involved in the decision-making process or vote administration are prohibited from revealing how the Adviser intends to vote on a proposal in order to reduce any attempted influence from interested parties. Where conflicts of interest may be present, the Adviser will disclose such conflicts to us, including our independent directors and may request guidance from us on how to vote such proxies.

Proxy Voting Records

You may obtain information without charge about how the Adviser voted proxies by making a written request for proxy voting information to:

Michael LiCalsi, General Counsel and Secretary

c/o Gladstone Investment Corporation

1521 Westbranch Drive

Suite 100

McLean, VA 22102

PLAN OF DISTRIBUTION

We may offer the Securities through underwriters or dealers, directly to one or more purchasers, including existing stockholders in a rights offering, or through agents or through a combination of any such methods of sale. In the case of a rights offering, the applicable prospectus supplement will set forth the number of shares of our common stock issuable upon the exercise of each right and the other terms of such rights offering. Any underwriter or agent involved in the offer and sale of Securities will be named in the applicable prospectus supplement. Any prospectus supplement or supplements will also describe the terms of the offering of Securities, including: the amount and purchase price of Securities and the proceeds we will receive from the sale; any over-allotment options under which underwriters may purchase additional Securities from us; any agency fees or underwriting discounts and other items constituting agents’ or underwriters’ compensation; the public offering price; any discounts or concessions allowed or re-allowed or paid to dealers; and any securities exchange or market on which the Securities may be listed.

The distribution of the Securities may be effected from time to time in one or more transactions at a fixed price or prices, which may be changed, in “at the market offerings” within the meaning of Rule 415(a)(4) of the Securities Act, at prevailing market prices at the time of sale, at prices related to such prevailing market prices, or at negotiated prices. The price at which Securities may be distributed may represent a discount from prevailing market prices, provided, however, that in the case of our common stock, the offering price per share less any underwriting commissions or discounts must equal or exceed the NAV per share of our common stock except (i) in connection with a rights offering to our existing stockholders, (ii) with the consent of the majority of our outstanding voting securities (as defined in the 1940 Act), or (iii) under such other circumstances as the SEC may permit.

In connection with the sale of the Securities, underwriters or agents may receive compensation from us or from purchasers of the Securities, for whom they may act as agents, in the form of discounts, concessions or commissions. Our common stockholders will indirectly bear such fees and expenses as well as any other fees and expenses incurred by us in connection with any sale of Securities. Underwriters may sell the Securities to or through dealers and such dealers may receive compensation in the form of discounts, concessions or commissions from the underwriters and/or commissions from the purchasers for whom they may act as agents. Underwriters, dealers and agents that participate in the distribution of the Securities may be deemed to be underwriters under the Securities Act, and any discounts and commissions they receive from us and any profit realized by them on the resale of the Securities may be deemed to be underwriting discounts and commissions under the Securities Act. Any such underwriter or agent will be identified and any such compensation received from us will be described in the applicable prospectus supplement. The maximum commission or discount to be received by any FINRA member or independent broker-dealer will not exceed 10%.

Any underwriter may engage in over-allotment, stabilizing transactions, short-covering transactions and penalty bids in accordance with Regulation M under the Exchange Act. Over-allotment involves sales in excess of the offering size, which create a short position. Stabilizing transactions permit bids to purchase the underlying security so long as the stabilizing bids do not exceed a specified maximum price. Syndicate-covering or other short-covering transactions involve purchases of the Securities, either through exercise of the over-allotment option or in the open market after the distribution is completed, to cover short positions. Penalty bids permit the underwriters to reclaim a selling concession from a dealer when the Securities originally sold by the dealer are purchased in a stabilizing or covering transaction to cover short positions. Those activities may cause the price of the Securities to be higher than it would otherwise be. If commenced, the underwriters may discontinue any of the activities at any time.

Any underwriters that are qualified market makers on Nasdaq may engage in passive market making transactions in our common stock on Nasdaq in accordance with Regulation M under the Exchange Act, during the business day prior to the pricing of the offering, before the commencement of offers or sales of our common stock. Passive market makers must comply with applicable volume and price limitations and must be identified as passive market makers. In general, a passive market maker must display its bid at a price not in excess of the highest independent bid for such security; if all independent bids are lowered below the passive market maker’s bid, however, the passive market maker’s bid must then be lowered when certain purchase limits are exceeded. Passive market making may stabilize the market price of the Securities at a level above that which might otherwise prevail in the open market and, if commenced, may be discontinued at any time.

We may sell the Securities directly or through agents we designate from time to time. We will name any agent involved in the offering and sale of the Securities and we will describe any commissions we will pay the agent in the prospectus supplement. Unless the prospectus supplement states otherwise, our agent will act on a best-efforts basis for the period of its appointment.

Unless otherwise specified in the applicable prospectus supplement, each class or series of Securities will be a new issue with no trading market, other than our common stock and our outstanding preferred stock, which are traded on Nasdaq. We may elect to list any other class or series of Securities on any exchanges, but we are not obligated to do so. We cannot guarantee the liquidity of the trading markets for any Securities.

We may enter into derivative transactions with third parties, or sell securities not covered by this prospectus to third parties in privately negotiated transactions. If the applicable prospectus supplement indicates, in connection with those derivatives, the third parties may sell Securities covered by this prospectus and the applicable prospectus supplement, including in short sale transactions. If so, the third party may use securities pledged by us or borrowed from us or others to settle those sales or to close out any related open borrowings of stock, and may use securities received from us in settlement of those derivatives to close out any related open borrowings of stock. The third parties in such sale transactions will be underwriters and, if not identified in this prospectus, will be identified in the applicable prospectus supplement (or a post-effective amendment).

Any of our common stock sold pursuant to a prospectus supplement will be listed on Nasdaq, or another exchange on which our common stock is traded.

Under agreements into which we may enter, underwriters, dealers and agents who participate in the distribution of the Securities may be entitled to indemnification by us against certain liabilities, including liabilities under the Securities Act. Underwriters, dealers and agents may engage in transactions with, or perform services for, us in the ordinary course of business.

If so indicated in the applicable prospectus supplement, we will authorize underwriters or other persons acting as our agents to solicit offers by certain institutions to purchase the Securities from us pursuant to contracts providing for payment and delivery on a future date. Institutions with which such contracts may be made include commercial and savings banks, insurance companies, pension funds, investment companies, educational and charitable institutions and others, but in all cases such institutions must be approved by us. The obligations of any purchaser under any such contract will be subject to the condition that the purchase of the Securities shall not at the time of delivery be prohibited under the laws of the jurisdiction to which such purchaser is subject. The underwriters and such other agents will not have any responsibility in respect of the validity or performance of such contracts. Such contracts will be subject only to those conditions set forth in the prospectus supplement, and the prospectus supplement will set forth the commission payable for solicitation of such contracts.

In order to comply with the securities laws of certain states, if applicable, the Securities offered hereby will be sold in such jurisdictions only through registered or licensed brokers or dealers. In addition, in certain states, the Securities may not be sold unless they have been registered or qualified for sale in the applicable state or an exemption from the registration or qualification requirement is available and is complied with.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Since we generally acquire and dispose of our investments in privately negotiated transactions, we will infrequently use securities brokers or dealers in the normal course of our business. Subject to policies established by our Board of Directors, our Adviser will be primarily responsible for ensuring the execution of transactions involving publicly traded securities and the review of brokerage commissions in respect thereof, if any. In the event that our Adviser ensures the execution such transactions, we do not expect our Adviser to execute transactions through any particular broker or dealer, but we would expect our Adviser to seek to obtain the best net results for us, taking into account such factors as price (including any applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the broker dealer and the broker dealer’s risk and skill in positioning blocks of securities. While we expect that our Adviser generally will seek reasonably competitive trade execution costs, we will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, our Adviser may select a broker dealer based partly upon brokerage or market research services provided to us, our Adviser and any of its other clients, if any. In return for such services, we may pay a higher commission than other broker dealers would charge if our Adviser determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker dealer viewed in terms either of the particular transaction or our Adviser’s overall responsibilities with respect to all of our Adviser’s clients.

We have not paid any brokerage commissions during the three most recent fiscal years to any affiliated person of us or our Adviser.

CUSTODIAN, TRANSFER AND DIVIDEND PAYING AGENT AND REGISTRAR

The securities we hold in our portfolio companies are held under a custodian agreement with The Bank of New York Mellon Corp. The address of the custodian is: 500 Ross Street, Suite 625, Pittsburgh, Pennsylvania 15262. Our assets are held under bank custodianship in compliance with the 1940 Act. Securities held through our wholly-owned subsidiary, Business Investment, are held under a custodian agreement with The Bank of New York Mellon Corp., which acts as collateral custodian pursuant to the Credit

Facility. The address of the collateral custodian is 500 Ross Street, Suite 625, Pittsburgh, Pennsylvania 15262. Computershare acts as our transfer and dividend paying agent and registrar. The principal business address of Computershare is 250 Royall Street, Canton, Massachusetts 02021, telephone number (781) 575-2000. Computershare also maintains an internet website at www.computershare.com and one specifically for shareholders at www.computershare.com/investor.

LEGAL MATTERS

The legality of Securities offered hereby will be passed upon for us by Proskauer Rose LLP, Washington, D.C. Certain legal matters will be passed upon for the underwriters, if any, by the counsel named in the accompanying prospectus supplement.

EXPERTS

The financial statements and management’s assessment of the effectiveness of internal control over financial reporting (which is included in Management’s Annual Report on Internal Control over Financial Reporting) incorporated in this prospectus by reference to the Annual Report on Form 10-K for the year ended March 31, 2019 have been so incorporated in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. The address of PricewaterhouseCoopers LLP is 1800 Tysons Boulevard, McLean, Virginia 22102.

AVAILABLE INFORMATION

We have filed with the SEC a registration statement on Form N-2 under the Securities Act with respect to the Securities offered by this prospectus. This prospectus, which is a part of the registration statement, does not contain all of the information set forth in the registration statement or exhibits and schedules thereto. For further information with respect to our business and our Securities, reference is made to the registration statement, including the amendments, exhibits and schedules thereto.

We are a public company and file annual, quarterly and current reports, proxy statements and other information with the SEC. Our SEC filings are also available to the public at the SEC’s website at www.sec.gov. We also make available free of charge through our website our Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and amendments to those reports filed or furnished pursuant to Section 13(a) or 15(d) of the Exchange Act as well as our definitive proxy statement and Section 16 reports on Forms 3, 4 and 5. Our website address is www.gladstoneinvestment.com. However, the information located on, or accessible from, our website is not, and shall not be deemed to be, except as described below, a part of this prospectus or any accompanying prospectus supplement or incorporated into any other filings that we make with the SEC.

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

This prospectus is part of a registration statement that we have filed with the SEC. The SEC allows us to “incorporate by reference” the information that we file with it which means that we can disclose important information to you by referring you to those documents. The information incorporated by reference is considered to comprise a part of this prospectus from the date we file that document. Any reports filed by us with the SEC after the date of this prospectus and before the date that the offering of the securities by means of this prospectus is terminated will automatically update and, where applicable, supersede any information contained in this prospectus or incorporated by reference in this prospectus.

We previously filed the following documents with the SEC, and such filings are incorporated by reference into this prospectus.

•

Annual Report on Form 10-K for the fiscal year ended March 31, 2019, filed May 13, 2019 (including portions of our Definitive Proxy Statement for the 2019 Annual Meeting of Stockholders incorporated therein by reference);

•	Current Report on Form 8-K, filed June 3, 2019;

•

The description of our common stock contained in our Amendment No.  1 to our Registration Statement on Form 8-A (File No. 814-00704), filed on June 21, 2005, including any amendment or report filed for the purpose of updating such description;

•

The description of our Series D Preferred Stock contained in our Registration Statement on Form 8-A (File No. 001-34007), filed September 22, 2016, including any amendment or report filed for the purpose of updating such description; and

•

The description of our Series E Preferred Stock contained in our Registration Statement on Form 8-A, (File No. 001-34007), filed August 16, 2018, including any amendment or report filed for the purpose of updating such description.

We also incorporate by reference into this prospectus additional documents that we may file with the SEC under Section 13(a), 13(c), 14 or 15(d) of the Exchange Act, from the filing of this prospectus until all of the securities offered by this prospectus have been sold or we otherwise terminate the offering of these securities, including all filings made after the date of the initial filing of the registration statement of which this prospectus is a part and prior to the effectiveness of the registration statement; provided, however, that information “furnished” under Item 2.02 or Item 7.01 of Form 8-K or other information “furnished” to the SEC which is not deemed filed is not incorporated by reference in this prospectus and any accompanying prospectus supplement. Information that we subsequently file with the SEC will automatically update and may supersede information in this prospectus, any accompanying prospectus supplement and information previously filed with the SEC.

These filings may also be accessed on our website at www.gladstoneinvestment.com. Information contained on our website is not incorporated by reference into this prospectus. You may also request a copy of these filings (other than exhibits, unless the exhibits are specifically incorporated by reference into these documents) at no cost by writing, emailing or calling Investor Relations at the following address and telephone number:

Investor Relations

Gladstone Investment Corporation

1521 Westbranch Drive, Suite 100

McLean, Virginia 22102

(703) 287-5893

investment@gladstonecompanies.com

Up to $50,000,000 Aggregate Liquidation Preference

6.375% Series E Cumulative Term Preferred Stock

PROSPECTUS SUPPLEMENT

Wedbush Securities

May 21, 2020